                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2001

                                 CLASS I SHARES




                                TABLE OF CONTENTS




   Chairman's Letter.............................................. Page 1


   Investment Review.............................................. Page 4


   Schedules of Investments....................................... Page 17


   Statements of Assets and Liabilities........................... Page 42


   Statements of Operations....................................... Page 43


   Statements of Changes in Net Assets............................ Page 44


   Notes to Financial Statements.................................. Page 46


   Financial Highlights........................................... Page 51


   Independent Auditor's Report.................................. Page 55


   Tax Information................................................ Page 56









         THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                             TRUSTEES AND OFFICERS



     Bruce E. Ventimiglia                  Trustee, Chairman, President & CEO
     Patrick H. McCollough                 Trustee
     Udo W. Koopmann                       Trustee
     Floyd E. Seal                         Trustee
     Stephen Ventimiglia                   Vice President & Secretary
     William P. Marra                      Treasurer & Chief Financial Officer
     Mary A. Nelson                        Assistant Treasurer
     Karen Jacoppo-Wood                    Assistant Secretary




     INVESTMENT MANAGER                              DISTRIBUTOR

     Saratoga Capital Management             Funds Distributor, Inc.
     1501 Franklin Avenue                    60 State Street, Suite 1300
     Mineola, NY  11501-4803                 Boston, MA  02109


     TRANSFER AND SHAREHOLDER
     SERVICING AGENT                                  CUSTODIAN

     State Street Bank and Trust Company     State Street Bank and Trust Company
     P.O. Box 8514                           P.O. Box 351
     Boston, MA  02266                       Boston, MA  02101










                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders

October 23, 2001


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2000 through August 31, 2001. In light of the recent barbaric attacks on America, it is important for all of us to try to put those tragic attacks in perspective and to also try to assess what impact they might have on long-term investment strategies.


                         SEPTEMBER 11TH - A PERSPECTIVE

On September 11, 2001, a terrible tragedy beset our beloved fellow Americans and our precious land, as well as all freedom loving people of the world. However, also on September 11th we believe that a miscalculation of great magnitude was made by those cowardly terrorists who savagely attacked our beautiful nation. The barbarians responsible for the attacks grossly underestimated the resolve of the American people, particularly a unified American people. The terrorist attacks have crystallized America's resolve, and unified our great country and freedom loving people throughout the world.

Citizens of the United States and our fellow citizens of the world who wake each day and bask in the glory of freedom believe that we have more to lose than any other inhabitants of the world. For our freedom is the splendid fountain of our hope, hope that gives all of us the opportunity to pursue our dreams. Our Founding Fathers clearly articulated our dreams when they declared: "all men...are endowed by their Creator with certain unalienable rights, that among these are life, liberty and the pursuit of happiness." Nearly two hundred years later, President Kennedy in his inaugural address solidly reaffirmed America's commitment to preserving freedom when in spirit he pronounced that the people of the United States will bear any burden and pay any price to protect our freedom and our precious land.


 WHAT AFFECTS WILL THE EVENTS OF SEPTEMBER 11TH HAVE ON THE SECURITIES MARKETS?

We firmly believe in what the philosopher Nietzsche in essence said when he proclaimed that that which does not destroy us makes us stronger. We also believe that the barbaric attacks on America will make all freedom loving people of the world stronger. While stock markets and history offer no guarantees, it is interesting to note how the stock market (as measured by the

Dow Jones Industrial Average - the "Dow") responded to some past terrorist events and acts of war as follows:


                                                 DOW                     DOW                  DOW                   DOW
               EVENT                      INITIAL REACTION*         1 MONTH AFTER        3 MONTHS AFTER        6 MONTHS AFTER
               -----                      -----------------         -------------        --------------        --------------
Pearl Harbor                                    -6.5%                    3.8%                 -2.9%                 -9.6%
Korean War                                     -12.0%                    9.1%                 15.3%                 19.2%
Cuban Missile Crisis                            -9.4%                   15.1%                 21.3%                 28.7%
U.S. bombing of Cambodia                       -14.4%                    9.9%                 20.3%                 20.7%
U.S. invades Grenada                            -2.7%                    3.9%                 -2.8%                 -3.2%
U.S. bombing of Libya                            2.6%                   -4.3%                 -4.1%                 -1.0%
U.S. invasion of Panama                         -1.9%                   -2.7%                  0.3%                  8.0%
Gulf War                                        -4.3%                   17.0%                 19.8%                 18.7%

*Note: in some cases, initial reaction lasted several days or weeks
Source: Ned Davis Research

Bad news often creates an atmosphere of uncertainty on Wall Street, leading to what are often times only temporary stock market declines. While there are no guarantees in the stock markets, and past performance is not a guarantee of future results, it is interesting to note that a $10,000 investment in the stock market at the beginning of 1950 (using the S&P 500 Index as a gauge) would have been worth over $5.3 million at the end of 2000. That is quite notable considering that that period of time experienced enormous changes, including most of the events above.


                     THE SARATOGA ADVANTAGE TRUST PORTFOLIOS

The investment professionals at the investment advisory firms that manage each of the Saratoga Advantage Trust mutual funds are diligently monitoring the portfolio holdings in all of the Saratoga mutual funds. These professional money managers have been taking action within each of the Saratoga mutual funds that they believe is warranted. Many of the financial markets have already rebounded since the decline that was caused by the September 11th events. As I have mentioned in previous reports to our shareholders, the Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. We believe that to try to achieve good long-term investment results that investors should not let short-term stock and bond market fluctuations change their investment strategies. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals. BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust's portfolios.

Finally, we salute the heroes of the world, those ordinary people who have been providing extra-ordinary humanitarian services to those victimized by the events of September 11th. God bless America and all of the other guardians of freedom throughout the world.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.


                                                  Large
            Total Aggregate                   Capitalization          Morningstar             S & P/Barra
         Return for the Period               Value Portfolio          Large Value                Value
         Ended August 31, 2001                  (Class I)               Average1                Index(2)
----------------------------------------    -------------------    -------------------    --------------------

     9/1/94 (inception) - 8/31/01*                14.1%                  13.0%                   14.5%

           9/1/00 - 8/31/01                        7.3%                  -3.7%                   -8.2%

           3/1/01 - 8/31/01                       -3.8%                  -3.9%                   -7.2%

*Annualized performance for periods greater than one year

The Saratoga Large Capitalization Value Portfolio invests in stocks that are selling at discounts to what we believe they are truly worth over time. The investment team conducts fundamentally driven, value-oriented analysis across the entire market to identify high-quality businesses that are selling for substantially less than their intrinsic values. Each business is examined to determine industry position, sustainable competitive advantages, robust growth prospects, profitability and financial strength. Management is also evaluated for its decision-making ability, experience, vision, compensation structure, and stock ownership. Over time we expect the share prices of these companies to approach their intrinsic value, potentially producing superior investment returns.

The Portfolio owned the common stocks of 50 companies as of August 31, 2001. The largest holding was Freddie Mac, a federally chartered government sponsored enterprise formed for the purpose of financing home ownership in the United States. Other major holdings included: Wells Fargo, a diversified financial services company; McDonald's, the world's largest fast food franchise; World Com, a major player in the telecommunications sector and managed network services; and Kroger, a large supermarket grocer retailer. Top contributors to the Portfolio's performance for the year ended August 31, 2001 included: Freddie Mac, John Hancock Financial Services, Sabre Group Holdings, Texaco Inc., Canadian Pacific and CVS. We took profits on Sabre Group and Canadian Pacific and they are no longer holdings within the Portfolio.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York




                                [CHART]


                            SARATOGA ADVANTAGE TRUST
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                                 VERSUS INDICES


Large Cap Growth                $25,180
Morningstar Large Growth        $23,495
S&P/Barra Growth                $25,770



1. The Morningstar Large Value Average, as of August 31, 2001, consisted of 774 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California


Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.


                                                 Large
           Total Aggregate                   Capitalization           Morningstar             S & P/Barra
        Return for the Period               Growth Portfolio         Large Growth               Growth
        Ended August 31, 2001                  (Class I)              Average(1)                Index(2)
---------------------------------------    -------------------    --------------------    --------------------

    9/1/94 (inception) - 8/31/01*                 10.0%                  12.6%                   15.4%

           9/1/00 - 8/31/01                      -48.5%                 -40.8%                  -37.8%

           3/1/01 - 8/31/01                      -17.3%                 -14.9%                   -8.8%

*Annualized performance for periods greater than one year

For the past year, the U.S. equity markets have struggled as our economy slowed to near-recession levels. Our forecast had been calling for economic improvement during the second half of the year with continuing strengthening into 2002. The recent attacks on America have changed this short-term forecast; however, our long-term outlook for the economy and the U.S. financial markets remains positive.

In the third and fourth quarters of 2001, we expect to see declining economic growth as the drop in confidence reduces personal consumption. Second quarter growth, presently reported as +0.2% may be revised lower. With the Federal Reserve (Fed) again lowering interest rates by 50 basis points (1/2 of 1%) on September 17, 2001 and another expected cut before year-end, the Fed has once again embarked on an aggressive path toward stimulating the economy. Recognizing the severity of recent events, the Fed will likely continue lowering interest rates until some signs of stability emerge. In addition to this strong monetary stimulus, we also have strong fiscal stimulus. The 1.35 trillion dollar tax package will create liquidity and should improve consumer confidence. This combination of monetary and fiscal stimulus should prove to be a sound foundation for the long-term outlook of financial assets.

Historically, America has always rebounded from difficult times to become a stronger nation. We believe that the country's historic resilience will once again be observed. Just as America should emerge stronger, so should our economy and financial markets. We are confident that the companies in the Saratoga Advantage Trust Large Capitalization Growth Portfolio are positioned to take advantage of these long-term forecasts.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California



                                    [CHART]

                            SARATOGA ADVANTAGE TRUST
                     LARGE CAPITALIZATION GRWOTH PORTFOLIO
                                 VERSUS INDICES


Large Cap Growth                $19,497
Morningstar Large Growth        $22,937
S&P/Barra Growth                $27,285








1. The Morningstar Large Growth Average, as of August 31, 2001, consisted of 967 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                                  Small
           Total Aggregate                   Capitalization             Morningstar
        Return for the Period                   Portfolio               Small Blend                 Russell 2000
        Ended August 31, 2001                   (Class I)                Average(1)                    Index(2)
---------------------------------------    --------------------    ----------------------      -----------------------

    9/1/94 (inception) - 8/31/01*                 11.0%                    12.8%                       10.5%

           9/1/00 - 8/31/01                        3.4%                    -1.0%                      -11.6%

           3/1/01 - 8/31/01                        3.7%                     3.0%                       -0.5%

*Annualized performance for periods greater than one year

Results for the Saratoga Advantage Trust Small Capitalization Portfolio for the fiscal year ended August 31, 2001 were positive, in spite of the fact that the major stock market indices posted sizable negative returns. The Portfolio's strong relative performance is attributable to the modest valuations of our smaller companies in the wake of a period of valuation mania. While we cannot be sure, history suggests that this phase of the current cycle can last for some time.

Generally, smaller companies have performed well in recent quarters, reflecting, in part, their low exposure to the adverse currency exchange effects that have impacted larger companies with more substantial foreign operations. In tandem with the U.S. dollar's relative strength, the market's renewed interest in reasonably valued companies bolsters the positive outlook for the kinds of stocks in which we invest.

Our efforts will continue to be focused on building and managing portfolios that are characterized by inexpensive, higher-quality companies. Importantly, it is these efforts to optimize valuations and fundamentals that are at the core of the Fox brand of investing. Despite the current uncertainty related to future economic growth, we remain confident that the consistent application of our investment discipline, combined with an unwavering commitment to diligence and sound analysis, will continue to reap substantial rewards over the long haul.

                         SMALL CAPITALIZATION PORTFOLIO
                                  Advised by:
                            Fox Asset Management LLC
                           Little Silver, New Jersey



                                    [CHART]

                            SARATOGA ADVANTAGE TRUST
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                                 VERSUS INDICES


Small Cap                       $20,774
Morningstar Small Blend         $23,264
Russell 2000                    $20,076







1. The Morningstar Small Blend Average, as of August 31, 2001, consisted of 241 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.


            Total Aggregate                     International          Morgan Stanley
         Return for the Period                Equity Portfolio           EAFE Index
         Ended August 31, 2001                    (Class I)           (U.S. Dollars)1
-----------------------------------------    --------------------    -------------------

     9/1/94 (inception) - 8/31/01*                   0.9%                    3.0%

            9/1/00 - 8/31/01                       -36.0%                  -24.4%

            3/1/01 - 8/31/01                       -17.0%                  -11.6%

*Annualized performance for periods greater than one year

The current global slowdown is the most synchronized global slowdown since the 1930's. Consequently, the second quarter was the weakest quarter the globe has experienced for two decades and annual growth is likely to be just 1.5%. This economic downturn is different from other economic cycles since the Second World War. Typically, recessions have been caused by high interest rates imposed to fight excess demand and inflation. Instead, this time we have had an investment boom-bust cycle where interest rate cuts tend to be less effective in spurring demand until excess capacity and debts have been reduced.

Since the start of this year there has been a precipitous collapse in earnings expectations for 2001 across the globe. Equity (stock) markets typically fall as profits collapse but tend to start to respond positively to attempts by the corporate sector to re-build margins. The risk to this is that consumption could be more vulnerable than in previous cycles given the low level of private savings and this could trigger further falls in equities before the end of the year. The recent terrorist attack on America has probably served to bring this about much faster than expected, and may well have drawn a line in the sand for global stock markets to start to recover once we see the measures taken by the central banks and governments in response to this barbaric attack.

Short term we remain cautious favoring defensive investments in Europe, but we will be monitoring Japan and Asia closely with a view to adding to our investments there but only if we see restructuring gathering momentum in Japan and a recovery in U.S. domestic demand which will benefit Asia.

As of August 31, 2001, the major weightings in the Portfolio were in Continental Europe, the United Kingdom, and in Japan. Recent Portfolio additions include:
Diageo, a beverages business with strong global brands; and Australia & New Zealand Banking, an Australian bank.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland



                                    [CHART]

                            SARATOGA ADVANTAGE TRUST
                         INTERNATIONAL EQUITY PORTFOLIO
                                 VERSUS INDICES


International EQuity            $10,644
MS EAFE                         $12,296









1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This index does not include fees and expenses, and investors may not invest in the Index directly.


Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.




                                                                             Lipper                    Lehman
                                                                       Short-Intermediate           Intermediate
           Total Aggregate                  Investment Quality             Investment                Government/
        Return for the Period                 Bond Portfolio            Grade Debt Funds               Credit
        Ended August 31, 2001                    (Class I)                   Index(1)                  Bond Index(2)
---------------------------------------     --------------------       --------------------      --------------------

    9/1/94 (inception) - 8/31/01*                   6.0%                       6.7%                      7.4%

           9/1/00 - 8/31/01                        10.7%                      10.8%                     12.3%

           3/1/01 - 8/31/01                         3.7%                       4.2%                      4.6%

*Annualized performance for periods greater than one year

In the annual period ended August 31, 2001, the Portfolio distributed dividends of $0.51 per share.

Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to the yield advantage available in Corporate securities and U.S. Government Agency bonds, there is greater emphasis on those types of holdings in the Portfolio at this time. We are also investing in Treasury Inflation Protected Securities because of their yield and the potential for an increase in inflation.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. The Portfolio has an average maturity of
7.5 years as Fox is maintaining a conservative investment posture with an average duration of 3.0 years in the Portfolio.

Other Portfolio statistics as of August 31, 2001 are as follows: Average yield-to-maturity was 5.3%, average coupon was 6.7% and the average Moody's Rating was Aa3 with 36 fixed income issues held.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey




                                    [CHART]

                            SARATOGA ADVANTAGE TRUST
                       INVESTMENT QUALITY BOND PORTFOLIO
                                 VERSUS INDICES


Investment Qual. Bond           $15,080
Lipper Sh./Inbt. Inv. Grade     $15,678
Lehman INt. Gov't/Credit        $16,474




1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

2. The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


Objective: Seeks a high level of interest income exempt from federal income taxation consistent with prudent investment management and the preservation of capital.




           Total Aggregate                    Municipal Bond             Lipper General                 Lehman
        Return for the Period                    Portfolio                 Municipal                  Municipal
        Ended August 31, 2001                    (Class I)             Debt Funds Index(1)             Bond Index(2)
---------------------------------------     --------------------      ---------------------       -------------------

    9/1/94 (inception) - 8/31/01*                   5.5%                      6.4%                       7.0%

           9/1/00 - 8/31/01                        10.0%                     10.0%                      10.2%

           3/1/01 - 8/31/01                         4.0%                      4.9%                       4.8%

*Annualized performance for periods greater than one year

After years of unprecedented growth, the economy began to weaken over the last year partially as a result of the higher interest rates imposed by the Federal Reserve during 1999 and 2000 that greatly impacted the stock market, employment picture and corporate profits. In order to stave off further weakening, the Federal Reserve lowered short-term rates seven times since the beginning of this year. Bond yields moved considerably lower, with intermediate and short-term bond yields falling the most. Long-term municipal bonds outperformed long-term Treasuries during this year as the steeper municipal yield curve lured investors to extend maturities. The demand for municipal securities remained strong all year as after tax yields, though nominally low, continued to hold relative value versus taxable bonds.

We maintained a portfolio of high quality municipals throughout the year in an effort to provide a high level of tax-exempt income with minimal credit risks. Over 75% of the municipals in the Portfolio are rated AAA. We continue to lean towards insured bonds, which add a layer of credit protection with minimal costs to the investor. We are still invested in the general obligation sector and are continually monitoring for the possibility that there may be some credit weakness due to the slowing economy and shrinking surpluses. Finally, we have favored longer term municipals, which provide the best relative value along the yield curve.

                            MUNICIPAL BOND PORTFOLIO
                                  Advised by:
                                 OpCap Advisors
                               New York, New York





                            SARATOGA ADVANTAGE TRUST
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                                 VERSUS INDICES


Michigan Bond                   $14,564
Lipper Gen. Muni.               $15,296
Lehman Muni. Bond               $16,080









1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                             U.S. Government Money            90 Day T-Bills
                7-Day                          Market Portfolio              Average Discount
            Compound Yield                         (Class I)                       Yield
---------------------------------------     ------------------------      ------------------------

               8/31/01                               3.3%                          3.4%

           Total Aggregate                   U.S. Government Money              Lipper U.S.
        Return for the Period                  Market Portfolio               Treasury Money
        Ended August 31, 2001                      (Class I)                   Market Index(1)             90 Day T-Bills
---------------------------------------     ------------------------      ------------------------     --------------------

    9/1/94 (inception) - 8/31/01*                    4.6%                          4.8%                       5.1%
           9/1/00 - 8/31/01                          4.5%                          4.7%                       5.0%
           3/1/01 - 8/31/01                          1.8%                          1.9%                       2.0%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2001, and the average dollar-weighted Portfolio maturity was 77 days compared with a maximum allowable maturity of 90 days. During the last eight months, the average dollar-weighted average maturity of the Portfolio has been 77 days.

The Federal Reserve has lowered rates seven times this year and reduced the cost of overnight bank borrowings by a cumulative 3.0 percentage points. While we believe the Fed is approaching the end of their easing cycle, Fed Chairman Greenspan has stated that they are committed to providing enough accommodation to stimulate the economy.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

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August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                        VALUE
----------------------                                                         -------------------
                          COMMON STOCKS  (96.00%):

                          BANKING (7.58%)
               23,000     BB&T Corp.                                                   $  845,940
               91,007     FleetBoston Financial Corp.                                   3,351,788
               49,700     J.P. Morgan Chase & Co.                                       1,958,180
                                                                               -------------------
                                                                                        6,155,908
                                                                               -------------------
                          BROADCAST SERVICES AND PROGRAMMING (0.92%):
               14,800     Clear Channel Communications, Inc.                              743,996
                                                                               -------------------

                          COMPUTER HARDWARE (3.04%):
               48,500     Dell Computer Corp.                                           1,036,930
               61,200     EMC Corp.                                                       946,152
               42,700     Sun Microsystems, Inc.                                          488,915
                                                                               -------------------
                                                                                        2,471,997
                                                                               -------------------
                          COMPUTER SOFTWARE (0.84%):
               11,950     Microsoft Corp.                                                 681,748
                                                                               -------------------

                          COSMETIC/TOILETRIES (2.58%):
               68,300     Gillette Co.                                                  2,093,395
                                                                               -------------------

                          DRUGS/MEDICAL PRODUCTS (5.97%):
               28,400     American Home Products Corp.                                  1,590,400
               11,800     Eli Lilly & Co.                                                 916,034
               61,600     Schering-Plough Corp.                                         2,348,808
                                                                               -------------------
                                                                                        4,855,242
                                                                               -------------------
                          ELECTRIC - INTEGRATED (0.79%):
               25,500     Nisource, Inc.                                                  642,855
                                                                               -------------------

                          ELECTRONIC COMPONENTS-SEMICONDUCTORS  (0.82%):
              130,700     Agere Systems, Inc.                                             666,570
                                                                               -------------------

                          ELECTRONICS (1.10%):
               27,000     Texas Instruments, Inc.                                         893,700
                                                                               -------------------

                          FINANCIAL SERVICES (16.85%):
               44,900     Citigroup, Inc.                                               2,054,175
               79,700     Federal Home Loan Mortgage Corp.                              5,011,535
               31,300     Household International, Inc.                                 1,849,830
               14,600     Morgan Stanley Dean Witter & Co.                                778,910
               86,860     Wells Fargo & Co.                                             3,996,429
                                                                               -------------------
                                                                                       13,690,879
                                                                               -------------------
                          INSURANCE (3.79%):
               13,027     American International Group, Inc.                            1,018,711
               51,500     John Hancock Financial Services, Inc.                         2,057,425
                                                                               -------------------
                                                                                        3,076,136
                                                                               -------------------

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------

LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                        VALUE
----------------------                                                         -------------------
                          COMMON STOCKS, CONTINUED

                          MEDIA/BROADCASTING (0.93%):
               26,800     EchoStar Communications Corp.                               $   754,688
                                                                               -------------------

                          METAL - ALUMINUM (2.44%):
               54,600     Alcan Aluminum, Ltd.                                          1,983,072
                                                                               -------------------

                          METALS/MINING (1.69%):
               13,200     Minnesota Mining & Manufacturing Co.                          1,374,120
                                                                               -------------------

                          NETWORKING PRODUCTS (0.50%):
               24,700     Cisco Systems, Inc.                                             403,351
                                                                               -------------------

                          OIL/GAS (6.84%):
                4,500     Chevron Corp.                                                   408,375
               19,800     Exxon Mobil Corp.                                               794,970
               35,700     Halliburton Co.                                                 994,602
               44,500     Texaco, Inc.                                                  3,099,425
                7,500     Unocal Corp.                                                    264,750
                                                                               -------------------
                                                                                        5,562,122
                                                                               -------------------
                          OIL AND GAS DRILLING (1.37%):
               38,600     Transocean Sedco Forex, Inc.                                  1,115,540
                                                                               -------------------

                          OIL AND GAS EXPLORATION SERVICES (0.96%):
               15,000     Anadarko Petroleum Corp.                                        776,250
                                                                               -------------------

                          PAPER AND PAPER PRODUCTS (1.09%):
               18,400     Willamette Industries, Inc.                                     889,195
                                                                               -------------------

                          PIPELINES (0.50%):
                8,400     El Paso Corp.                                                   408,156
                                                                               -------------------

                          POWER/UTILITY (5.05%):
               31,000     Duke Energy Corp.                                             1,218,610
               52,800     Exelon Corp.                                                  2,882,880
                                                                               -------------------
                                                                                        4,101,490
                                                                               -------------------
                          RECREATIONAL PRODUCTS (1.00%):
               45,100     Mattel, Inc.                                                    811,349
                                                                               -------------------

                          RETAIL (12.02%):
               79,300     CVS Corp.                                                     2,863,523
              116,300     Kroger Co.                                                    3,095,906
              126,800     McDonalds Corp.                                               3,807,804
                                                                               -------------------
                                                                                        9,767,233
                                                                               -------------------

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                        VALUE
----------------------                                                         -------------------
                          COMMON STOCKS, CONTINUED
                          RETAIL - DISCOUNT (0.32%):
               15,300     Dollar General Corp.                                        $   263,925

                          SATELLITE TELECOMMUNICATIONS (0.52%):
               22,500     General Motors Corp. - Class H                                  419,625
                                                                               -------------------

                          TELECOMMUNICATION SERVICES (0.12%):
                7,640     Worldcom, Inc. - MCI Group                                       98,480
                                                                               -------------------

                          TELECOMMUNICATIONS (14.22%):
               84,700     SBC Communications, Inc.                                      3,465,077
              133,000     Sprint Corp.                                                  3,104,220
               26,100     Verizon Communications, Inc.                                  1,305,000
              286,400     WorldCom, Inc.                                                3,683,103
                                                                               -------------------
                                                                                       11,557,400
                                                                               -------------------
                          TRANSPORTATION (0.95%):
               28,400     Burlington Northern Santa Fe Corp.                              769,924
                                                                               -------------------

                          WASTE DISPOSAL (1.20%):
               31,700     Waste Management, Inc.                                          980,481
                                                                               -------------------


                          Total Common Stocks (Cost $76,226,357)                       78,008,827
                                                                               -------------------
      PRINCIPAL
       AMOUNT
---------------------
                          U.S. GOVERNMENT AGENCY SECURITIES (4.19%):
        $   3,410,000     Federal Home Loan Bank, 3.56%
                          due 9/4/2001                                                $ 3,408,983
                                                                               -------------------


                                     Total U.S. Government Agency
                                        Securities (Cost $3,408,983)                  $ 3,408,983
                                                                               -------------------

Total Investments (Cost $79,635,340)                                   100.19%       $ 81,417,810
                                                                               -------------------

Other liabilities in excess of assets                                  (0.19%)          (156,764)
                                                                               -------------------

TOTAL NET ASSETS                                                       100.00%       $ 81,261,046
                                                                               ===================

Percentages indicated are based on net assets of $81,261,046.

See accompanying notes to financial statements.

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS  (96.64%):

                          BIOMEDICAL  (2.09%):
               34,000     Genentech, Inc. (a)                                                                $     1,560,600
                                                                                                          -------------------

                          COMPUTER HARDWARE  (2.69%):
               60,000     EMC Corp. (a)                                                                              927,600
               95,000     Sun Microsystems, Inc. (a)                                                               1,087,750
                                                                                                          -------------------
                                                                                                                   2,015,350
                                                                                                          -------------------
                          COMPUTER SOFTWARE  (5.64%):
               55,000     Microsoft Corp. (a)                                                                      3,137,750
               50,000     Siebel Systems, Inc. (a)                                                                 1,080,000
                                                                                                          -------------------
                                                                                                                   4,217,750
                                                                                                          -------------------
                          DRUGS/MEDICAL PRODUCTS  (15.10%):
               32,000     American Home Products Corp.                                                             1,792,000
               40,000     Johnson & Johnson                                                                        2,108,400
              105,000     Pfizer, Inc.                                                                             4,022,550
               37,000     Pharmacia Corp.                                                                          1,465,200
               50,000     Schering-Plough Corp.                                                                    1,906,500
                                                                                                          -------------------
                                                                                                                  11,294,650
                                                                                                          -------------------
                          ELECTRONICS  (8.58%):
              101,000     Intel Corp.                                                                              2,823,960
               35,000     PMC Sierra, Inc. (a)                                                                     1,076,250
               63,000     Solectron Corp. (a)                                                                        856,800
               50,000     Texas Instruments, Inc.                                                                  1,655,000
                                                                                                          -------------------
                                                                                                                   6,412,010
                                                                                                          -------------------
                          FINANCIAL SERVICES  (14.89%):
              112,500     Charles Schwab Corp.                                                                     1,401,750
               60,000     Citigroup, Inc.                                                                          2,745,000
               35,000     Goldman Sachs Group, Inc.                                                                2,803,500
               34,000     State Street Corp.                                                                       1,651,040
               55,000     Wells Fargo & Co.                                                                        2,530,550
                                                                                                          -------------------
                                                                                                                  11,131,840
                                                                                                          -------------------
                          INSURANCE  (6.27%):
               35,000     American International Group, Inc.                                                       2,737,000
               21,000     Marsh & McLennan Companies, Inc.                                                         1,950,900
                                                                                                          -------------------
                                                                                                                   4,687,900
                                                                                                          -------------------
                          MANUFACTURING  (8.10%):
              102,000     General Electric Co.                                                                     4,179,960
               30,000     Illinois Tool Works, Inc.                                                                1,875,300
                                                                                                          -------------------
                                                                                                                   6,055,260
                                                                                                          -------------------
                          MULTIMEDIA  (6.78%):
               45,000     AOL Time Warner, Inc. (a)                                                                1,680,750
               35,000     Viacom, Inc.  Class B (a)                                                                1,484,000
               75,000     Walt Disney Co.                                                                          1,907,250
                                                                                                          -------------------
                                                                                                                   5,072,000
                                                                                                          -------------------

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          NETWORKING PRODUCTS  (3.38%):
              155,000     Cisco Systems, Inc. (a)                                                           $      2,531,150
                                                                                                          -------------------

                          OIL/GAS  (2.31%):
               19,000     Chevron Corp.                                                                            1,724,250
                                                                                                          -------------------

                          RETAIL  (10.08%):
               55,000     Costco Wholesale Corp. (a)                                                               2,057,550
               80,000     Gap, Inc.                                                                                1,572,000
               40,000     Home Depot, Inc.                                                                         1,838,000
               43,000     Wal-Mart Stores, Inc.                                                                    2,066,150
                                                                                                          -------------------
                                                                                                                   7,533,700
                                                                                                          -------------------
                          SEMICONDUCTOR  (6.34%):
               60,000     Applied Materials, Inc. (a)                                                              2,585,400
               23,000     Broadcom Corp. (a)                                                                         739,450
               32,000     Novellus Systems, Inc. (a)                                                               1,417,920
                                                                                                          -------------------
                                                                                                                   4,742,770
                                                                                                          -------------------
                          SHIPPING/TRANSPORTATION  (2.29%):
               31,000     United Parcel Service, Inc., Class B                                                     1,712,130
                                                                                                          -------------------

                          TELECOMMUNICATIONS EQUIPMENT & PRODUCTS  (0.52%):
               55,000     JDS Uniphase Corp. (a)                                                                     387,750
                                                                                                          -------------------

                          UTILITIES - DIVERSIFIED  (1.58%):
               55,000     Qwest Communications International, Inc.                                                 1,182,500
                                                                                                          -------------------

                          Total Common Stocks (Cost $77,436,493)                                                  72,261,610
                                                                                                          -------------------
      PRINCIPAL
       AMOUNT
----------------------
                          COMMERCIAL PAPER  (2.00%):

                          FINANCIAL SERVICES  (2.00%):
           $1,500,000     General Electric Capital Corp.due 9/4/01                                                 1,500,000
                                                                                                          -------------------

                          Total Commercial Paper (Cost $1,500,000)                                               $ 1,500,000
                                                                                                          -------------------

Total Investments (Cost $78,936,493)                                                               98.64%       $ 73,761,610
                                                                                                          -------------------

Other assets in excess of liabilities                                                               1.36%          1,013,449
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 74,775,059
                                                                                                          ===================


--------------
Percentages indicated are based on net assets of $74,775,059.

(a)  Non-income producing security.
See accompanying notes to financial statements.

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS (95.39%):
                          AUTOMOTIVE EQUIPMENT & MANUFACTUING  (4.05%):
               38,000     Borg Warner, Inc.                                                                     $  1,941,800
                                                                                                          -------------------

                          BIOTECHNOLOGY (1.96%):
               21,000     Cambrex Corp.                                                                              940,170
                                                                                                          -------------------

                          CHEMICALS (2.14%):
               93,000     RPM, Inc.                                                                                1,024,860
                                                                                                          -------------------

                          CONSTRUCTION - CEMENT & AGGREGATES (2.91%):
               38,000     Lafarge Corp.                                                                            1,396,120
                                                                                                          -------------------

                          CONTAINERS & PACKAGING (2.76%):
               37,000     AptarGroup, Inc.                                                                         1,324,230
                                                                                                          -------------------

                          DIVERSIFIED MANUFACTURING (3.79%):
               37,000     Teleflex, Inc.                                                                           1,820,400
                                                                                                          -------------------

                          ELECTRICAL PRODUCTS (8.39%):
               60,000     Baldor Electric Co.                                                                      1,299,600
               63,000     Belden, Inc.                                                                             1,445,850
               93,000     Cable Design Technologies Corp.                                                          1,278,750
                                                                                                          -------------------
                                                                                                                   4,024,200
                                                                                                          -------------------
                          ELECTRONIC - CONTROLS & EQUIPMENT (0.98%):
               52,000     Artesyn Technologies, Inc.                                                                 470,600
                                                                                                          -------------------

                          ELECTRONIC COMPONENTS (6.30%):
               70,000     Bel Fuse Inc., Class B                                                                   1,677,900
               30,000     Excel Technology, Inc.                                                                     579,000
               30,000     Technitrol, Inc.                                                                           764,400
                                                                                                          -------------------
                                                                                                                   3,021,300
                                                                                                          -------------------
                          ENERGY & UTILITIES (5.36%):
               56,000     NUI Corp.                                                                                1,258,880
               58,000     Questar Corp.                                                                            1,313,120
                                                                                                          -------------------
                                                                                                                   2,572,000
                                                                                                          -------------------
                          HOUSEHOLD PRODUCTS (6.23%):
               65,000     Church & Dwight Co., Inc.                                                                1,770,600
               32,000     Libbey, Inc.                                                                             1,219,200
                                                                                                          -------------------
                                                                                                                   2,989,800
                                                                                                          -------------------
                          INSURANCE - LIFE & HEALTH (2.49%):
               40,000     Protective Life Corp.                                                                    1,193,200
                                                                                                          -------------------

                          MACHINERY (2.28%):
               28,000     Kennametal, Inc.                                                                         1,092,000
                                                                                                          -------------------

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          MANUFACTURING (6.12%):
               69,600     ACT Manufacturing, Inc.                                                              $     728,016
               60,000     Clarcor, Inc.                                                                            1,605,600
               41,000     Wolverine Tube, Inc.                                                                       605,160
                                                                                                          -------------------
                                                                                                                   2,938,776
                                                                                                          -------------------
                          MEDICAL PRODUCTS (4.59%):
               38,000     Dentsply International, Inc.                                                             1,695,560
               28,000     PolyMedica, Corp. (a)                                                                      354,200
                6,000     West Pharmaceutical Services, Inc.                                                         154,200
                                                                                                          -------------------
                                                                                                                   2,203,960
                                                                                                          -------------------
                          OIL - U.S. EXPLORATION & PRODUCTION (1.95%):
               66,500     Xto Energy, Inc.                                                                           937,650
                                                                                                          -------------------

                          OIL/GAS (6.64%):
               29,000     Newfield Exploration Co.                                                                   955,840
               40,000     Piedmont Natural Gas Co., Inc..                                                          1,302,000
               52,000     Vintage Petroleum, Inc.                                                                    928,200
                                                                                                          -------------------
                                                                                                                   3,186,040
                                                                                                          -------------------
                          RESTAURANTS (6.09%):
               36,150     Applebee's International, Inc.                                                           1,167,645
               60,000     Outback Steakhouse, Inc.                                                                 1,755,000
                                                                                                          -------------------
                                                                                                                   2,922,645
                                                                                                          -------------------
                          RETAIL (8.44%):
               68,000     Claire's Stores, Inc.                                                                    1,181,160
               19,000     Footstar, Inc.                                                                             743,090
              125,000     ShopKo Stores, Inc.                                                                      1,133,750
               47,200     Supervalu, Inc.                                                                            990,256
                                                                                                          -------------------
                                                                                                                   4,048,256
                                                                                                          -------------------
                          SCIENTIFIC & TECHNICAL INSTRUMENTS (1.58%):
               26,000     Veeco Instruments, Inc.                                                                    760,240
                                                                                                          -------------------

                          SEMICONDUCTOR INDUSTRY (3.72%):
               39,000     Actel Corp.                                                                                879,450
               37,600     ATMI, Inc.                                                                                 903,904
                                                                                                          -------------------
                                                                                                                   1,783,354
                                                                                                          -------------------
                          TECHNOLOGY (1.49%):
               40,000     LTX Corp.                                                                                  716,400
                                                                                                          -------------------

                          TRUCKING (5.13%):
               70,000     Arkansas Best Corp. (a)                                                                  1,859,900
               21,000     Roadway Express, Inc.                                                                      603,330
                                                                                                          -------------------
                                                                                                                   2,463,230
                                                                                                          -------------------


                          Total Common Stock (Cost $45,028,665)                                                   45,771,231
                                                                                                          -------------------

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------

                          REPURCHASE AGREEMENT (4.21%):
           $2,018,000     State Street Bank & Trust Company: 2.00%, dated 8/31/01, to be repurchased at $2,018,448 on 9/4/01, collateralized by $2,060,000
                          U.S. Treasury Bill, 3.55% due 9/6/01( Cost $2,018,448)                                $  2,018,000
                                                                                                          -------------------


Total Investments (Cost $47,046,665)                                                               99.60%       $ 47,789,231
                                                                                                          -------------------

Other assets in excess of liabilities                                                               0.40%            193,792
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 47,983,023
                                                                                                          ===================

Percentages indicated are based on net assets of $47,983,023.

(a)  Non-income producing security.

See accompanying notes to financial statements.

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

        SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS  (101.46%):

                          AUSTRALIA  (2.95%):
                          BANKING  (2.95%):
               15,390     Australia & New Zealand Banking
                          Group, Ltd., ADR                                                                        $  684,855
                                                                                                          -------------------

                          FRANCE (11.54%):
                          COMMUNICATIONS & MEDIA  (1.93%):
                8,183     Vivendi Universal SA, ADR                                                                  447,483
                                                                                                          -------------------

                          INSURANCE-MULTI-LINE  (2.11%):
               17,800     AXA,  ADR                                                                                  490,390
                                                                                                          -------------------

                          OIL & GAS  (2.59%):
                8,130     TOTAL Fina Elf S.A.,  ADR                                                                  600,401
                                                                                                          -------------------

                          PHARMACEUTICALS  (4.91%):
               15,600     Aventis, ADR                                                                             1,138,800
                                                                                                          -------------------
                                                                                                                   2,677,074
                                                                                                          -------------------
                          GERMANY  (10.30%):
                          BANKING  (3.51%):
               11,810     Deutsche Banc AG,  ADR                                                                     815,325
                                                                                                          -------------------

                          COMPUTER SOFTWARE  (2.15%):
               14,494     SAP AG,  ADR                                                                               499,898
                                                                                                          -------------------

                          DIVERSIFIED MANUFACTURING OPERATIONS  (2.08%):
                9,445     Siemens AG, ADR (a)                                                                        483,893
                                                                                                          -------------------

                          INSURANCE  (2.56%):
               21,092     Allianz AG, ADR                                                                            593,947
                                                                                                          -------------------
                                                                                                                   2,393,063
                                                                                                          -------------------
                          HONG KONG  (3.02%):
                          CLOSED END FUNDS  (2.38%):
               61,000     iShares MSCI Hong Kong                                                                     551,440
                                                                                                          -------------------

                          DIVERSIFIED OPERATIONS  (0.64%):
                3,471     Hutchison Whampoa Ltd., ADR                                                                147,970
                                                                                                          -------------------
                                                                                                                     699,410
                                                                                                          -------------------
                          ITALY  (1.35%):
                          BANKING  (1.35%):
               12,500     San Paolo - IMI S.P.A., ADR                                                                313,164
                                                                                                          -------------------

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

        SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED
                          JAPAN  (20.11%):
                          AUDIO/VIDEO PRODUCTS  (1.51%):
                7,800     Sony Corp., ADR                                                                   $        350,220
                                                                                                          -------------------

                          AUTOMOBILES & TRUCKS  (1.59%):
                6,032     Toyota Motor Corp., ADR                                                                    368,555
                                                                                                          -------------------

                          BANKING & FINANCE  (2.36%):
               64,631     Mitsubishi Tokyo Financial Group,
                          Inc. ADR                                                                                   548,071
                                                                                                          -------------------

                          COSMETICS/TOILETRIES  (3.31%):
                3,029     Kao Corp., ADR                                                                             768,698
                                                                                                          -------------------

                          FINANCE  (2.35%):
               10,960     Orix Corp.,  ADR                                                                           546,356
                                                                                                          -------------------

                          IDENTIFICATION SYSTEMS/DEVELOPMENT  (2.00%):
                4,500     Secom Co., Ltd.,  ADR                                                                      463,610
                                                                                                          -------------------

                          OFFICE EQUIPMENT  (2.34%):
               17,820     Canon, Inc.,  ADR                                                                          542,084
                                                                                                          -------------------

                          RETAIL  (2.29%):
               16,018     Seven-Eleven Japan Ltd.,  ADR                                                              530,340
                                                                                                          -------------------

                          SOFTWARE & COMPUTER SERVICES  (0.44%):
                6,800     Trend Micro, Inc., ADR                                                                     101,395
                                                                                                          -------------------

                          TELECOMMUNICATIONS  (1.92%):
               19,700     Nippon Telegraph and Telephone
                          Corp., ADR                                                                                 445,023
                                                                                                          -------------------
                                                                                                                   4,664,352
                                                                                                          -------------------
                          NETHERLANDS  (12.92%):
                          BANKING  (4.66%):
               34,140     ING Groep NV,  ADR                                                                       1,081,555
                                                                                                          -------------------

                          ELECTRONICS  (1.83%):
               15,874     Koninklijke Philips Electronics NV                                                         424,947
                                                                                                          -------------------

                          MULTI-MEDIA  (3.64%):
               25,750     VNU NV,  ADR                                                                               845,579
                                                                                                          -------------------

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

        SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          TRANSPORT - AIR FREIGHT  (2.79%):
               30,264     TNT Post Groep NV, ADR                                                            $        647,044
                                                                                                          -------------------
                                                                                                                   2,999,125
                                                                                                          -------------------
                          SOUTH KOREA  (0.68%):
                          TELECOMMUNICATIONS  (0.68%):
                7,585     Korea Telecom Corp.,  ADR                                                                  157,692
                                                                                                          -------------------

                          SPAIN  (6.90%):
                          BANKING  (4.39%):
               43,250     Banco Bilbao Vizcaya Argentari,
                          ADR                                                                                        564,412
                                                                                                          -------------------
               49,587     Banco Santander Central Hispano
                          Americano, ADR                                                                             453,721
                                                                                                          -------------------
                                                                                                                   1,018,133
                                                                                                          -------------------
                          TELECOMMUNICATIONS  (2.51%):
               16,511     Telefonica, ADR (a)                                                                        582,013
                                                                                                          -------------------
                                                                                                                   1,600,146
                                                                                                          -------------------
                          SWITZERLAND  (6.05%):
                          FOOD PRODUCTS  (4.52%):
               19,918     Nestle, ADR                                                                              1,050,195
                                                                                                          -------------------

                          HUMAN SERVICES  (1.53%):
               29,000     Adecco, ADR                                                                                354,896
                                                                                                          -------------------
                                                                                                                   1,405,091
                                                                                                          -------------------
                          UNITED KINGDOM  (25.64%):
                          ADVERTISING  (1.96%):
                9,200     WPP Group PLC, ADR                                                                         455,124
                                                                                                          -------------------

                          BANKING  (3.12%):
                5,800     Barclays PLC, ADR                                                                          725,000
                                                                                                          -------------------

                          BEVERAGES  (1.22%):
                7,050     Diageo PLC - ADR                                                                           284,283
                                                                                                          -------------------

                          FINANCIAL SERVICES  (3.62%):
               14,150     HSBC Holdings PLC, ADR                                                                     841,076
                                                                                                          -------------------

                          INSURANCE  (2.38%):
               21,950     Prudential, PLC, ADR                                                                       553,032
                                                                                                          -------------------

                          MULTI-MEDIA  (1.07%):
                3,670     Reuters Group PLC, ADR                                                                     248,459
                                                                                                          -------------------

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

        SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          OIL & GAS  (3.59%):
               16,832     Shell Transport & Trading Co., ADR                                                      $  832,242
                                                                                                          -------------------

                          PHARMACEUTICALS  (3.93%):
               17,238     GlaxoSmithKline PLC, ADR (a)                                                               912,752
                                                                                                          -------------------

                          TELECOMMUNICATIONS  (4.75%):
               54,720     Vodafone Group PLC, ADR                                                                  1,102,609
                                                                                                          -------------------
                                                                                                                   5,954,677
                                                                                                          -------------------

                                     Total Common Stocks (Cost $28,688,046)                                     $ 23,548,649
                                                                                                          -------------------

Total Investments (Cost $28,688,046)                                                              101.46%       $ 23,548,649
                                                                                                          -------------------

Liabilities in excess of other assets                                                             (1.46%)          (339,088)
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 23,209,561
                                                                                                          ===================

------------
Percentages indicated are based on net assets of $23,209,561.
(a)  Non-income producing security.

Summary of Abbreviations:
ADR - American Depository Receipt

See accompanying notes to financial statements.

August 31, 2001
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          ASSET BACKED SECURITIES  (1.20%):
          $   500,000     Residential Asset Securities Corp.,
                          Series 1999-KS2, Class A14,
                          6.80%, 10/25/23                                                                         $  512,170
                                                                                                          -------------------


                          Total Asset Backed Securities (Cost $507,500)                                              512,170
                                                                                                          -------------------

                          CORPORATE BONDS  (52.49%):

                          AUTOMOTIVE  (3.50%):
            1,500,000     TRW, Inc., 6.05%,  1/15/05                                                               1,500,000
                                                                                                          -------------------

                          BANK, INSURANCE & FINANCE  (8.55%):
              825,000     Geico Corp., 9.15%, 9/15/21                                                                863,552
              881,792     PNC Mortgage Securities Corp.,
                          6.75%, 10/25/28                                                                            902,734
            1,844,578     PNC Mortgage Securities Corp.,
                          7.22%, 10/25/29                                                                          1,895,304
                                                                                                          -------------------
                                                                                                                   3,661,590
                                                                                                          -------------------
                          CHEMICALS  (3.61%):
            1,500,000     ICI Wilmington, Inc., 6.95%, 9/15/04                                                     1,547,385
                                                                                                          -------------------

                          ELECTRIC UTILITIES  (11.83%):
            1,000,000     Detroit Edison Co., 7.50%, 2/1/05                                                        1,063,069
            1,000,000     Jersey Central Power & Light, 6.38%
                          5/1/03                                                                                   1,018,060
            1,000,000     Philadelphia Electric Co., 5.63%,
                          11/1/01                                                                                  1,002,030
              600,000     Public Service Electric & Gas Co.,
                          8.88%,  6/1/03                                                                             641,256
              150,000     Public Service Electric & Gas Co.,
                          7.88%,  11/1/01                                                                            150,744
              550,000     South Carolina Electric & Gas Co.,
                          7.50%, 6/15/05                                                                             591,723
              700,000     Southern California Edison,
                          5.88%, 1/15/49                                                                             591,500
                                                                                                          -------------------
                                                                                                                   5,058,382
                                                                                                          -------------------
                          ENERGY  (0.72%):
              300,000     Shell Oil Co., 6.70%, 8/15/02                                                              307,824
                                                                                                          -------------------

                          FINANCIAL SERVICES  (6.15%):
            1,000,000     Associates Corp. North America,
                          6.63%, 6/15/05                                                                           1,052,100

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          CORPORATE BONDS, CONTINUED
                          FINANCIAL SERVICES, CONTINUED

  $           275,283     Bellsouth Savings & Security
                          Employee Stock Option Plan, MTN,
                          Series A,  9.13%, 7/1/03                                                          $        288,172

              165,576     Bellsouth Savings & Security
                          Employee Stock Option Plan, MTN,
                          Series A, 9.13%, 7/1/03                                                                    178,868
              750,000     BHP Finance USA, 7.88%,
                          12/1/02                                                                                    781,185
              103,575     Copelco Capital Funding Corp.,
                          Series 1999-B, Class A3,
                           6.61%, 12/18/02                                                                           104,514
              220,608     Guaranteed Export Trust, 6.28%,
                          6/15/04                                                                                    227,017
                                                                                                          -------------------
                                                                                                                   2,631,856
                                                                                                          -------------------
                          HEALTHCARE SERVICES  (2.97%):
            1,200,000     Tenet Healthcare Corp., 8.63%, 12/1/03                                                   1,272,000
                                                                                                          -------------------

                          METALS/MINING  (2.81%):
            1,200,000     Cyprus Minerals, Inc., 6.63%, 10/15/05                                                   1,203,216
                                                                                                          -------------------

                          MULTIMEDIA  (2.41%):
            1,000,000     Westinghouse Electric Corp., 8.38%,
                          6/15/02                                                                                  1,033,310
                                                                                                          -------------------

                          OIL/GAS  (0.67%):
              275,000     Amoco Canada Co., 7.25%, 12/1/02                                                           286,248
                                                                                                          -------------------

                          PHARMACEUTICALS  (2.54%):
            1,000,000     American Home Products, 7.90%,
                          2/15/05                                                                                  1,086,470
                                                                                                          -------------------

                          TECHNOLOGY  (2.41%):
            1,000,000     Lockheed Martin Corp., 6.75%, 3/15/03
                          Telecommunications  (1.25%):                                                             1,033,060
              500,000     Bell Atlantic West Virginia, 7.00%,
                          8/15/04                                                                                    534,510
                                                                                                          -------------------
                                                                                                                   1,567,570
                                                                                                          -------------------
                          TRANSPORTATION  (3.07%):
            1,300,000     Union Pacific Corp., Series E, 6.12%,
                          2/1/04                                                                                   1,315,652
                                                                                                          -------------------


                          Total Corporate Bonds (Cost $22,132,724)                                                22,471,503
                                                                                                          -------------------

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------

                          U.S. GOVERNMENT AGENCY MORTGAGES  (22.05%):

                          FANNIE MAE  (10.67%):
  $         4,400,000     6.00%,  5/15/08                                                                   $      4,569,136
                                                                                                          -------------------

                          FREDDIE MAC  (11.38%):
            1,000,000     5.13%, 10/15/08                                                                            986,250
               72,799     6.13%, 12/15/13, Series 1921,
                          Class T                                                                                     72,662
              168,911     6.50%, 3/15/06, Series 1369,
                          Class G                                                                                    168,593
              114,688     6.50%, 9/15/06, Series 1465,
                          Class E                                                                                    114,688
              120,174     7.25%, 4/15/24, Series 1921,
                          Class T                                                                                    120,324
            3,000,000     7.63%, 5/14/10, Series EA10                                                              3,407,340
                                                                                                          -------------------
                                                                                                                   4,869,857
                                                                                                          -------------------

                          Total U.S. Government Agency Mortgages (Cost $8,996,558)                                 9,438,993
                                                                                                          -------------------

                          U.S. TREASURY OBLIGATIONS  (17.39%):

                          U.S. TREASURY INFLATION PROTECTED BONDS  (2.66%):
            1,123,420     3.38%, 1/15/07                                                                           1,137,463
                                                                                                          -------------------

                          U.S. TREASURY NOTE  (14.73%):
            6,000,000     5.63%, 5/15/08                                                                           6,308,460
                                                                                                          -------------------


                          Total U.S. Treasury Obligations (Cost $7,081,210)                                 $      7,445,923
                                                                                                          -------------------

Total Investments (Cost $38,717,992)                                                             93.13%     $     39,868,589
                                                                                                          -------------------

Other assets in excess of liabilities                                                            6.87%             2,941,148
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                100.00%     $     42,809,737
                                                                                                          ===================




------------
Percentages indicated are based on net assets of $42,809,737.

SUMMARY OF ABBREVIATIONS:
MTN - Medium Term Note




See accompanying notes to financial statements.

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------

                          MUNICIPAL BONDS  (95.08%):

                          ARIZONA  (3.88%):
                          WATER/SEWER  (3.88%):
          $   500,000     Sedona, Wastewater Municipal
                          Property, Corporate Excise Tax
                          Revenue, 4.75%, 7/1/27, Callable
                          7/1/08 @ 100, MBIA                                                                      $  485,690
                                                                                                          -------------------

                          CALIFORNIA  (6.65%):
                          HOUSING  (2.87%):
              350,000     State Housing Financing Agency,
                          Revenue, Single Family Mortgage
                          Purchase Amount, Series A, Class I,
                          5.30%, 8/1/18, Callable 2/1/08 @
                          101.50, FHA                                                                                360,227
                                                                                                          -------------------

                          PUBLIC FACILITIES  (2.12%):
              250,000     State Public Works Board Lease
                          Revenue, State University Projects,
                          Series A, 5.38%, 10/1/17, Callable
                          10/1/06 @ 102                                                                              264,843
                                                                                                          -------------------

                          TURNPIKE/TOLL  (1.66%):
              200,000     Foothill/Eastern Corridor Agency, Toll
                          Road Revenue, 5.75%, 1/15/40,
                          Callable 1/15/10 @ 101                                                                     207,744
                                                                                                          -------------------
                                                                                                                     832,814
                                                                                                          -------------------
                          COLORADO  (4.72%):
                          HEALTH/HOSPITAL  (1.29%):
              150,000     Denver, City & County Revenue,
                          Children's Hospital Association
                          Project, 6.00%, 10/1/15, Callable
                          10/1/03 @ 102, FGIC
                          Public Facilities  (3.43%):                                                                161,330
              400,000     Denver, City & County, Excise Tax
                          Revenue, Colorado Convention Center
                          Project, Series A, 5.50%, 9/1/17,
                          Callable 3/1/11 @ 100, FSA                                                                 430,004
                                                                                                          -------------------
                                                                                                                     591,334
                                                                                                          -------------------
                          DISTRICT OF COLUMBIA  (1.88%):
                          PUBLIC FACILITIES  (1.88%):
              250,000     Washington, Convention Center
                          Authority, Dedicated Tax Revenue,
                          4.75%, 10/1/28, AMBAC                                                                      235,958

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          FLORIDA  (0.30%):
                          EDUCATION  (0.30%):

     $         35,000     Dade County School Board
                          Certification Participation, Series A,
                          5.75%, 5/1/12                                                                     $         37,883
                                                                                                          -------------------

                          GEORGIA  (3.71%):
                          EDUCATION  (1.89%):
              215,000     Jackson County School District, GO,
                          6.00%, 7/1/14, MBIA                                                                        236,958

                          GENERAL OBLIGATION  (1.82%):
              200,000     State, GO, 6.25%, 4/1/07                                                                   227,776
                                                                                                          -------------------
                                                                                                                     464,734
                                                                                                          -------------------
                          HAWAII  (4.00%):
                          GENERAL OBLIGATION  (4.00%):
              505,000     State, GO, Series CR, 4.75%, 4/1/18,
                          Callable 4/1/08 @101                                                                       500,405
                                                                                                          -------------------


                          ILLINOIS  (4.01%):
                          HEALTH/HOSPITAL  (4.01%):
              500,000     State Health Facilities Authority
                          Revenue, Northwestern Medical Facility
                          Foundation, 5.00%, 11/15/18, Callable
                          5/15/08 @ 101                                                                              501,715
                                                                                                          -------------------

                          IOWA  (0.42%):
                          WATER/SEWER  (0.42%):
               50,000     West Des Moines Water Revenue,
                          6.80%, 12/1/13, AMBAC                                                                       52,646
                                                                                                          -------------------

                          KENTUCKY  (4.11%):
                          AIRPORT  (4.11%):
              500,000     Louisville & Jefferson County, Airport
                          Authority, Airport System Revenue,
                          Series A, 5.38%, 7/1/23, Callable
                          7/1/11 @ 101                                                                               514,150
                                                                                                          -------------------

                          LOUISIANA  (1.32%):
                          GENERAL OBLIGATION  (1.32%):
              150,000     New Orleans, GO, 6.13%, 10/1/16,
                          Callable 10/1/05 @ 101, AMBAC                                                              164,955
                                                                                                          -------------------

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          MARYLAND  (2.61%):
                          WATER/SEWER  (2.61%):
  $           300,000     State Energy Funding Administration,
                          Solid Waste Disposal, Limited
                          Obligation Revenue, 6.30%, 12/1/10,
                          Callable 12/1/06 @ 102                                                            $        326,571
                                                                                                          -------------------

                          MISSOURI  (0.25%):
                          HOUSING  (0.25%):
               30,000     State Housing Development
                          Community Mortgage, Single Family
                          Housing Revenue, Series C, 6.90%,
                          7/1/18, Callable 1/1/02 @ 102, GNMA                                                         30,739
                                                                                                          -------------------

                          NEBRASKA  (0.36%):
                          POWER/UTILITY  (0.36%):
               40,000     Omaha Public Power District,
                          Electric Revenue, Series C, 5.50%, 2/1/2014                                                 44,583
                                                                                                          -------------------

                          NEVADA  (1.26%):
                          HOUSING  (1.26%):
              150,000     State Housing Division, Revenue, Single
                          Family Program, Series A-1, 6.15%, 4/1/17,
                          Callable 4/1/06 @ 102                                                                      158,346
                                                                                                          -------------------

                          NEW YORK  (6.36%):
                          EDUCATION  (1.14%):
              125,000     State Dormitory Authority Revenue, 5.75%,
                          7/1/09, FGIC                                                                               142,245
                                                                                                          -------------------

                          HOUSING  (0.64%):
               75,000     State Homeownership Mortgage Revenue,
                          Series 54, 6.10%, 10/1/15, Callable 4/1/06 @ 102                                            79,636
                                                                                                          -------------------

                          POLLUTION CONTROL  (0.35%):
               40,000     State Environmental Facilities Corp., Pollution
                          Control Revenue, 5.88%, 6/15/14, Callable
                          6/15/04 @ 102                                                                               43,574
                                                                                                          -------------------

                          TAX ALLOCATION  (4.23%):
              500,000     New York City, Transitional Finance Authority,
                          Revenue, Future Tax Secured, Series A,
                          5.38%, 2/15/18, Callable 2/15/10 @ 101                                                     530,645
                                                                                                          -------------------
                                                                                                                     796,100

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          NORTH DAKOTA  (5.01%):
                          HOUSING  (5.01%):
                          State Housing Finance Agency,

      $       240,000     Revenue, Series A, 5.25%, 7/1/18,
                          Callable 1/1/08 @ 101.50                                                          $        240,463

              377,000     State Housing Financing Agency,
                          Revenue, Housing Financing Program,
                          Series C, 5.50%, 7/1/18, Callable
                          7/1/08 @ 102                                                                               386,779
                                                                                                          -------------------
                                                                                                                     627,242
                                                                                                          -------------------
                          OHIO  (0.47%):
                          HEALTH/HOSPITAL  (0.47%):
               50,000     Lorain County, Hospital Revenue,
                          Regional Medical Center, 7.75%,
                          11/1/13, Callable 11/1/05 @ 102,
                          AMBAC                                                                                       59,206
                                                                                                          -------------------

                          PENNSYLVANIA  (4.55%):
                          POWER/UTILITY  (3.92%):
              500,000     Philadelphia, Gas Works, Revenue,
                          Series 2, 5.00%, 7/1/29, Callable
                          7/1/09 @ 101, FSA
                          Revenue  (0.63%):                                                                          491,115
               75,000     Philadelphia, Municipal Authority
                          Revenue, Series A, 5.63%, 11/15/14,
                          Callable 11/15/03 @ 102                                                                     78,333
                                                                                                          -------------------
                                                                                                                     569,448
                                                                                                          -------------------
                          PUERTO RICO  (0.56%):
                          POWER/UTILITY  (0.56%):
               65,000     Electric Power Authority, Revenue, Series X,
                          6.00%, 7/1/15, Callable 7/1/05 @ 102                                                        70,183
                                                                                                          -------------------

                          SOUTH CAROLINA  (6.03%):
                          HEALTH/HOSPITAL  (2.04%):
              250,000     Spartanburg County Health Services
                          District Inc., Hospital Revenue, Series
                          B, 5.13%, 4/15/17, Callable 4/15/07 @
                          101, MBIA                                                                                  254,975
                                                                                                          -------------------

                          POWER/UTILITY  (3.99%):
              500,000     Piedmont Municipal Power Agency
                          Electric, Series A, 5.00%, 1/1/18,
                          Callable 1/1/02 @100                                                                       500,180
                                                                                                          -------------------
                                                                                                                     755,155

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          TENNESSEE  (4.02%):
                          AIRPORT  (4.02%):
                          Memphis Shelby County, Airport
     $        500,000     Revenue, Series B, 5.13%, 3/1/26,
                          Callable 3/1/11 @ 100, FSA                                                        $        503,665
                                                                                                          -------------------

                          TEXAS  (12.16%):
                          EDUCATION  (9.43%):
              250,000     Houston, Independent School
                          District, GO, Series A, 5.00%, 2/15/24,
                          Callable 2/15/09 @ 100, PSFG                                                               248,325
              500,000     Nacogdoches, Independent School
                          District, GO, 5.25%, 2/15/21, Callable
                          2/15/11 @ 100, PSF-GTD                                                                     511,584
              400,000     Texas State University, System Revenue,
                          5.38%, 3/15/17, Callable 3/15/10 @ 100, FSA                                                419,664
                                                                                                          -------------------
                                                                                                                   1,179,573
                                                                                                          -------------------
                          GENERAL OBLIGATION  (0.62%):
               75,000     Houston, GO, 5.25%, 4/1/14,
                          Prerefunded 4/1/05 @ 100                                                                    76,989
                                                                                                          -------------------

                          HOUSING  (1.71%):
              200,000     State Veterans Housing Assistance,
                          GO, Series B, 5.75%, 12/1/13, FHA                                                          214,350
                                                                                                          -------------------

                          POWER/UTILITY  (0.40%):
               50,000     Brazos River Authority Revenue,
                          5.80%, 8/1/15, Callable 10/15/01 @ 101                                                      50,614
                                                                                                          -------------------
                                                                                                                   1,521,526
                                                                                                          -------------------
                          UTAH  (3.17%):
                          GENERAL OBLIGATION  (3.17%):
              400,000     Clearfield City, GO, 5.00%, 2/1/23,
                          Callable 2/1/09 @ 100, MBIA                                                                396,868
                                                                                                          -------------------

                          VIRGINIA  (2.47%):
                          HOUSING  (2.47%):
              300,000     State Housing Development
                          Authority, Revenue, Commonwealth
                          Mortgage, Series B, 5.40%, 1/1/15                                                          309,501
                                                                                                          -------------------

                          WASHINGTON  (2.43%):
                          EDUCATION  (2.14%):
              250,000     Spokane County School District #356,
                          Revenue, Series A, 5.45%, 6/1/13, FGIC                                                     266,853

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          POWER/UTILITY  (0.29%):
                          Seattle, Municipal Light & Power
    $          35,000     Revenue, Series A, 5.75%, 8/1/11                                                  $         36,721
                                                                                                          -------------------
                                                                                                                     303,574
                                                                                                          -------------------
                          WISCONSIN  (8.16%):
                          HEALTH/HOSPITAL  (5.66%):
              300,000     State Health & Educational Authority,
                           Revenue, Aurora Health Care, Inc.,
                          5.25%, 8/15/27, Callable 8/15/07 @
                          102, MBIA                                                                                  302,397
              400,000     State Health & Educational Facilities
                           Authority, Revenue, Waukesha
                          Memorial Hospital, Series A, 5.25%,
                          8/15/19, Callable 8/15/06 @ 102,
                          AMBAC                                                                                      406,507
                                                                                                          -------------------
                                                                                                                     708,904
                                                                                                          -------------------
                          HOUSING  (2.50%):
              300,000     State Housing & Economic
                          Development Authority,
                          Homeownership Revenue, Series F,
                          6.20%, 3/1/27, Callable 9/1/06 @ 102                                                       313,197
                                                                                                          -------------------
                                                                                                                   1,022,101
                                                                                                          -------------------
                          WYOMING  (0.21%):
                          HOUSING  (0.21%):
               25,000     Community Development Authority
                          Housing Revenue, Series 1, 6.65%,
                          12/1/06, Callable 1/1/05 @ 102                                                              25,982
                                                                                                          -------------------


                          Total Municipal Bonds                                                                 $ 11,903,074
                                                                                                          -------------------

Total Investments (Cost $11,498,167)                                                               95.08%       $ 11,903,074
                                                                                                          -------------------

Other assets in excess of liabilities                                                               4.92%            615,312
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 12,518,386
                                                                                                          ===================


------------
Percentages indicated are based on net assets of $12,518,386.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by AMBAC Indemnity Corporation
FGIC - Insured by Financial Guaranty Insurance Corporation
FHA - Federal Housing Administration

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

SUMMARY OF ABBREVIATIONS, CONTINUED

FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
GO - General Obligation
GTD -Guaranteed
MBIA - Insured by Municipal Bond Insurance Association
PSFG - Permanent School Funding Guaranteed

See accompanying notes to financial statements.

August 31, 2001
------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                         VALUE
----------------------                                                                                          ------------------
                          U.S. GOVERNMENT NOTES  (106.07%):
                          FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (34.18%):
         $  3,485,000     3.62%, 9/13/01                                                                              $ 3,480,795
            2,970,000     3.50%, 9/14/01                                                                                2,966,246
              215,000     4.00%, 9/21/01                                                                                  214,522
            1,420,000     4.95%, 9/25/01                                                                                1,415,314
            1,119,000     3.52%, 9/27/01                                                                                1,116,155
            1,540,000     3.66%, 9/27/01                                                                                1,535,929
              880,000     3.62%, 10/4/01                                                                                  877,080
              340,000     3.44%, 10/5/01                                                                                  338,896
              314,000     3.40%, 11/8/01                                                                                  311,984
            2,095,000     3.61%, 11/8/01                                                                                2,080,715
              288,000     4.82%, 11/30/01                                                                                 284,530
              640,000     3.60%, 2/22/02                                                                                  628,864
              255,000     3.74%, 3/22/02                                                                                  249,649
                                                                                                                ------------------


                          Total Federal National Mortgage Association Discount Notes                                   15,500,679
                                                                                                                ------------------
                          (Cost 15,500,679)

                          FEDERAL FARM CREDIT BANK  (1.70%):
              670,000     3.53%, 9/17/01                                                                                  668,949
              105,000     4.55%, 11/19/01                                                                                 103,952
                                                                                                                ------------------


                          Total Federal Farm Credit Bank( Cost 772,901)                                                   772,901
                                                                                                                ------------------

                          FEDERAL HOME LOAN BANK  (16.84%):
            1,290,000     3.56%, 9/5/01                                                                                 1,289,490
              434,000     3.47%, 9/21/01                                                                                  433,163
              550,000     3.61%, 10/3/01                                                                                  548,235
            2,310,000     3.46%, 11/7/01                                                                                 2,295,125
            1,000,000     5.26%, 5/17/02                                                                                1,007,354
            2,000,000     6.88%, 7/18/02                                                                                2,062,420
                                                                                                                ------------------


                          Total Federal Home Loan Bank  (Cost 7,635,787)                                                7,635,787
                                                                                                                ------------------


August 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                         VALUE
----------------------                                                                                          ------------------
                          U.S. GOVERNMENT NOTES, CONTINUED:
                          FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (53.35%):
  $           235,000     3.55%, 9/4/01                                                                               $   234,930

            3,375,000     3.65%, 9/13/01                                                                                3,370,894
              155,000     3.60%, 9/18/01                                                                                  154,736
            2,280,000     3.56%, 9/18/01                                                                                2,276,167
              762,000     3.45%, 9/25/01                                                                                  760,247
               48,000     3.60%, 10/11/01                                                                                  47,808
            1,515,000     3.38%, 10/16/01                                                                               1,508,599
            2,000,000     3.50%, 10/19/01                                                                               1,990,667
            2,375,000     3.40%, 10/23/01                                                                               2,363,336
            2,582,000     3.40%, 10/31/01                                                                               2,567,369
              420,000     3.35%, 11/2/01                                                                                  417,577
              825,000     3.54%, 11/9/01                                                                                  819,402
              760,000     3.51%, 11/16/01                                                                                 754,368
            3,300,000     3.48%, 11/26/01                                                                               3,272,566
              599,000     3.30%, 11/29/01                                                                                 594,113
            1,000,000     5.50%, 5/15/02                                                                                1,008,766
            2,000,000     6.63%, 8/15/02                                                                                2,057,960
                                                                                                                ------------------


                          Total Federal Home Loan Mortgage Discount Notes                                            $ 24,199,505
                                                                                                                ------------------
                          (Cost 24,199,505)

Total Investments (Cost $48,108,872)                                                                    106.07%      $ 48,108,872
                                                                                                                ------------------

Liabilities in excess of other assets                                                                   (6.07%)       (2,754,219)
                                                                                                                ------------------

TOTAL NET ASSETS                                                                                        100.00%      $ 45,354,653
                                                                                                                ==================


------------
Percentages indicated are based on net assets of $45,354,653.

(a) Amortized cost for federal income tax and financial reporting purposes are the same.

See accompanying notes to financial statements.

                       This page intentionally left blank.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                    -------------- -------------- ------------- ------------ ------------ ----------  -------------
                                                                                                                           U.S.
                                        LARGE          LARGE                                                            GOVERNMENT
                                    CAPITALIZATION CAPITALIZATION   SMALL      INTERNATIONAL  INVESTMENT  MUNICIPAL       MONEY
                                        VALUE         GROWTH     CAPITALIZATION   EQUITY     QUALITY BOND   BOND          MARKET
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO     PORTFOLIO
                                    -------------- -------------- ------------- ------------ ------------ ----------  -------------
ASSETS:
Investments, (including repurchase
agreements of $0, $0, $2,018,000,
$0, $0, $0, $0, respectively; note
1f), at value cost - ($79,635,340;
$78,936,493; $47,046,665; $28,688,046;
$38,717,992; $11,498,167; and
$48,108,872, respectively; note 1a)    $81,417,810  $73,761,610  $47,789,231   $23,548,649  $39,868,589  $11,903,074  $48,108,872
Cash                                         3,969      908,085           21             -    6,701,267      471,896          959
Interest and dividends receivable          154,225       64,315       66,847        58,465      624,376      144,405       53,680
Receivable for capital shares issued        57,164       48,365      373,073       678,590       16,355            -      125,065
Receivable due from Manager                      -            -       73,147        25,018            -            -            -
Prepaid expenses and other assets          195,783      145,060            -        89,490       55,536       33,454       71,957
 Total Assets                           81,828,951   74,927,435   48,302,319    24,400,212   47,266,122   12,552,829   48,360,533

LIABILITIES:
Payable to Manager                          46,597       44,485       26,634        17,258       20,962        5,754       18,193
Dividends payable                                -            -            -             -            -            -        4,114
Payable for investments purchased          407,310            -      244,295             -            -            -            -
Payable for shares of beneficial           102,569       96,646       15,218        22,646    4,425,919        8,883    2,977,646
    interest redeemed
Administration fee payable                   7,228        6,923        4,064         2,299        3,824        1,049        3,849
Other payables and accrued expenses          4,201        4,322       29,085         1,066        5,680       18,757        2,078
Cash overdraft                                   -            -            -     1,147,382            -            -            -
     Total Liabilities                     567,905      152,376      319,296     1,190,651    4,456,385       34,443    3,005,880

NET ASSETS:
Shares of beneficial interest at
    par value                               42,213       49,551       39,887        25,624       41,044       11,758      234,576
Paid-in-surplus                         74,163,206   82,909,369   42,427,998    29,692,096   41,935,500   12,167,967   45,094,033
Accumulated undistributed net
    investment income (loss)                32,264        1,896        1,897         1,896        1,895        1,896        1,318
Accumulated net realized gains
    (losses) on investments              5,240,893   (3,010,874)   4,770,675    (1,370,658)    (319,299)     (68,142)      24,726
Net unrealized appreciation
    (depreciation) on investments        1,782,470   (5,174,883)     742,566    (5,139,397)   1,150,597      404,907            -
     Total Net Assets                  $81,261,046  $74,775,059  $47,983,023   $23,209,561  $42,809,737  $12,518,386  $45,354,653

NET ASSET VALUE PER SHARE
    Class I
    Net Assets                         $76,542,976  $70,129,185  $46,248,777   $22,019,749  $40,464,453  $11,873,767  $41,080,725
    Shares of Beneficial interest
        outstanding                      3,971,606    4,639,587    3,841,229     2,428,043    3,879,530    1,115,358   41,057,708
    Net asset value and offering price
        per Share                      $     19.27  $     15.12  $     12.04   $      9.07  $     10.43  $     10.65  $      1.00

NET ASSET VALUE PER SHARE
    Class B
    -------
    Net Assets                         $ 1,186,074  $ 1,139,558  $   422,246   $   284,635  $   338,916  $    39,240  $   109,094
    Shares of Beneficial interest
        outstanding                         62,803       77,460       35,976        32,084       32,514        3,682      109,019
    Net asset value and offering price
        per Share                      $     18.89  $     14.71  $     11.74   $      8.87  $     10.42  $     10.66  $      1.00

NET ASSET VALUE PER SHARE
    Class C
    -------
    Net Assets                         $ 3,531,996  $ 3,506,316  $ 1,312,000   $   905,177  $ 2,006,368  $   605,379  $ 4,164,834
    Shares of Beneficial interest
        outstanding                        186,894      237,892      111,479       102,124      192,264       56,758    4,163,777
    Net asset value and offering price
        per Share                      $     18.90  $     14.74  $     11.77   $      8.86  $     10.44  $     10.67  $      1.00


See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                     -------------- -------------  -------------- -------------  ------------ ---------- -----------
                                                                                                                             U.S.
                                         LARGE         LARGE                                                             GOVERNMENT
                                     CAPITALIZATION CAPITALIZATION     SMALL      INTERNATIONAL   INVESTMENT   MUNICIPAL    MONEY
                                         VALUE         GROWTH      CAPITALIZATION    EQUITY      QUALITY BOND    BOND      MARKET
                                       PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                     -------------- -------------  -------------- -------------  ------------ ---------- -----------

INVESTMENT INCOME
 Interest income                        $  127,189  $    111,832   $   101,772     $          -  $2,371,766  $  561,311  $2,294,449
 Dividend income                         1,211,017       596,261       452,718(a)       341,516           -           -           -
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

 Total Investment Income                 1,338,206       708,093       554,490          341,516   2,371,766     561,311   2,294,449
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

OPERATING EXPENSES
Management fees (notes 2a, 2e)             555,503       672,698       312,432          240,219     217,201      58,520     199,971
Administration fees (note 2c)               51,100        80,300        25,550           18,250      29,200       9,125      36,500
Distribution & service fees (note 2d)
    Class B                                 14,149        20,201         4,220            3,629       1,720         194       1,185
    Class C                                 38,174        48,502        13,953           11,873      17,599       2,463      13,770
Custodian fees (note 2a)                    51,682        63,226        71,441           60,436      64,181      59,722      55,673
Professional Fees                           32,602        34,427        28,952           23,477      24,572      18,002      27,127
Trustees' fees                               3,650        18,600        10,049            1,500       7,614       1,500      10,049
Transfer agent fees                        301,819       392,057       198,888          150,456     108,310      18,250      73,000
Registration and filing fees                30,587        23,959        24,280           24,451      21,499      18,389      27,145
Printing costs                              10,950        23,813        13,184            5,040      10,950           -      13,180
Other                                        4,117         6,070        13,406            2,252       2,201         730       3,194
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------
Total operating expenses                 1,094,333     1,383,853       716,355          541,583     505,047     186,895     460,794
    Less: Management fees waived
        and/or expenses assumed
        (note 2a)                                -             -       (73,147)         (25,018)          -     (55,465)     (1,393)
        Expense offset
        arrangement (note 2a)                 (582)      (57,319)       (3,165)         (60,436)    (59,341)     (1,322)       (923)
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

Net Operating Expenses                   1,093,751     1,326,534       640,043          456,129     445,706     130,108     458,478
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

Net Investment Income (Loss)               244,455      (618,441)      (85,553)        (114,613)  1,926,060     431,203   1,835,971
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

REALIZED / UNREALIZED GAINS (LOSSES)
     FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
     securities                          6,682,983    (1,949,604)    7,056,737       (1,370,659)    357,026      36,720      31,680
Net change in unrealized appreciation
    (depreciation) on investments         (967,184)  (69,705,197)   (5,487,398)     (12,523,385)  1,618,275     549,005           -
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------
 Net realized/unrealized gains (losses)
     from investments and futures        5,715,799   (71,654,801)    1,569,339      (13,894,044)  1,975,301     585,725      31,680
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

 Net increase (decrease) in
    assets resulting from operations    $5,960,254  $(72,273,242)  $ 1,483,786     $(14,008,657) $3,901,361  $1,016,928  $1,867,651
                                        ==========  ============   ===========     ============  ==========  ==========  ==========

(a) Net of foreign withholding taxes of $3,467, $273, $2,293 and $57,363 for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      ------------------------------------     ------------------------------------
                                                          Large Capitalization Value              Large Capitalization Growth
                                                                   Portfolio                                Portfolio
                                                      ------------------------------------     ------------------------------------


                                                        Year ended           Year ended          Year ended           Year ended
                                                      August 31, 2001      August 31, 2000     August 31, 2001      August 31, 2000
                                                      ---------------      ---------------     ---------------      ---------------

OPERATIONS
       Net investment income (loss)                    $    244,455         $    518,044        $   (618,441)       $    (541,515)
       Net realized gain (loss) on investments            6,682,983            3,958,562          (1,949,604)          13,895,002
       Net change in unrealized appreciation
            (depreciation) on investments                  (967,184)          (4,982,517)        (69,705,197)          24,523,425
                                                       ------------         ------------        ------------        -------------
       Net increase (decrease) in net assets
          resulting from operations                       5,960,254             (505,911)        (72,273,242)          37,876,912
                                                       ------------         ------------        ------------        -------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
       Net Investment income
         Class I                                           (464,549)            (658,178)                  -                    -
         Class B                                             (8,907)              (2,492)                  -                    -
         Class C                                            (23,070)             (20,810)                  -                    -
       Net realized gain
         Class I                                         (1,882,532)          (7,097,607)        (13,255,670)          (7,263,382)
         Class B                                            (36,095)             (26,868)           (290,194)             (21,967)
         Class C                                            (93,487)            (224,407)           (704,533)            (232,902)
                                                       ------------         ------------        ------------        -------------
       Total dividends and distributions
         to shareholders                                 (2,508,640)          (8,030,362)        (14,250,397)          (7,518,251)
                                                       ------------         ------------        ------------        -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
       Net proceeds from shares sold
         Class I                                         24,645,554           27,751,163          37,092,937           49,262,429
         Class B                                            254,647            1,144,739             326,448            2,491,683
         Class C                                            863,882            3,704,069           1,434,327            6,128,643
       Reinvestment of dividends and distributions
         Class I                                          2,322,720            7,680,907          13,092,068            7,192,591
         Class B                                             44,115               27,162             283,386               20,096
         Class C                                            114,364              238,806             675,278              225,959
       Cost of shares redeemed
         Class I                                        (29,197,422)         (30,085,894)        (41,956,878)         (58,690,995)
         Class B                                           (448,506)             (45,282)           (581,590)            (125,520)
         Class C                                         (1,095,176)          (1,367,705)         (1,485,063)          (2,443,898)
                                                       ------------         ------------        ------------        -------------
       Net increase (decrease) in net assets from
       share transactions of beneficial interest         (2,495,822)           9,047,965           8,880,913            4,060,988
                                                       ------------         ------------        ------------        -------------

       Total increase (decrease) in net assets              955,792              511,692         (77,642,726)          34,419,649

NET ASSETS
       Beginning of the period                           80,305,254           79,793,562         152,417,785          117,998,136
       End of period (including undistributed
       (overdistributed) net investment income of
       $32,264, $284,335; $1,896, $1,896;
       $1,897, $1,897; $1,896, $1,896;
       $1,895, $1,895; $1,896, $2,044;
       $1,318, and $1,895, respectively)               $ 81,261,046         $ 80,305,254        $ 74,775,059        $ 152,417,785
                                                       ============         ============        ============        =============


                                                         ------------------------------------
                                                                Small Capitalization
                                                                      Portfolio
                                                         ------------------------------------


                                                           Year ended           Year ended
                                                         August 31, 2001      August 31, 2000
                                                         ---------------      ---------------

OPERATIONS
       Net investment income (loss)                       $    (85,553)        $   (163,297)
       Net realized gain (loss) on investments               7,056,737            3,281,321
       Net change in unrealized appreciation
            (depreciation) on investments                   (5,487,398)           8,442,326
                                                          ------------         ------------
       Net increase (decrease) in net assets
          resulting from operations                          1,483,786           11,560,350
                                                          ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
       Net Investment income
         Class I                                                     -                    -
         Class B                                                     -                    -
         Class C                                                     -                    -
       Net realized gain
         Class I                                            (4,261,420)            (477,007)
         Class B                                               (40,638)              (1,052)
         Class C                                              (150,891)             (10,630)
                                                          ------------         ------------
       Total dividends and distributions
         to shareholders                                    (4,452,949)            (488,689)
                                                          ------------         ------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
       Net proceeds from shares sold
         Class I                                             9,226,950           10,645,993
         Class B                                                57,104              330,613
         Class C                                               245,981            1,681,162
       Reinvestment of dividends and distributions
         Class I                                             4,227,358              474,540
         Class B                                                40,060                1,005
         Class C                                               150,741               10,629
       Cost of shares redeemed
         Class I                                           (12,686,793)         (11,731,700)
         Class B                                               (79,925)             (15,240)
         Class C                                              (633,157)            (597,010)
                                                          ------------         ------------
       Net increase (decrease) in net assets from
       share transactions of beneficial interest               548,319              799,992
                                                          ------------         ------------

       Total increase (decrease) in net assets              (2,420,844)          11,871,653

NET ASSETS
       Beginning of the period                              50,403,867           38,532,214
       End of period (including undistributed
       (overdistributed) net investment income of
       $32,264, $284,335; $1,896, $1,896;
       $1,897, $1,897; $1,896, $1,896;
       $1,895, $1,895; $1,896, $2,044;
       $1,318, and $1,895, respectively)                  $ 47,983,023         $ 50,403,867
                                                          ============         ============

See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

----------------------------------  -------------------------------  ------------------------------- -------------------------------
        International Equity            Investment Quality Bond               Municipal Bond           U.S. Government Money Market
             Portfolio                         Portfolio                        Portfolio                      Portfolio
----------------------------------  -------------------------------  ------------------------------- -------------------------------

    Year ended       Year ended       Year ended      Year ended       Year ended      Year ended     Year ended      Year ended
  August 31, 2001  August 31, 2000  August 31, 2001 August 31, 2000  August 31, 2001 August 31, 2000 August 31, 2001 August 31, 2000
  ---------------  ---------------  --------------- ---------------  --------------- --------------- --------------- ---------------

     $ (114,613)      $ (34,439)      $ 1,926,060     $ 2,060,292       $ 431,203      $ 450,879      $ 1,835,971      $ 2,146,725
     (1,370,659)      3,040,350           357,026        (651,960)         36,720       (104,862)          31,680           (4,591)

    (12,523,385)      3,434,380         1,618,275         614,883         549,005        200,242                -                -
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

    (14,008,657)      6,440,291         3,901,361       2,023,215       1,016,928        546,259        1,867,651        2,142,134
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------




              -        (178,106)       (1,846,296)     (2,012,045)       (423,954)      (448,029)      (1,784,987)      (2,109,276)
              -            (520)           (6,959)         (4,312)           (585)          (382)          (4,221)          (4,138)
              -          (2,430)          (72,805)        (43,936)         (7,165)        (2,471)         (47,340)         (33,311)

     (2,840,645)       (426,623)                -               -               -        (62,225)               -                -
        (38,164)         (1,245)                -               -               -            (48)               -                -
       (127,101)         (5,821)                -               -               -           (365)               -                -
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

     (3,005,910)       (614,745)       (1,926,060)     (2,060,293)       (431,704)      (513,520)      (1,836,548)      (2,146,725)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------




    232,445,429      14,990,360       159,213,632      11,618,769       7,848,104      1,689,751      164,862,688       61,134,769
         83,033         346,653           225,476          70,053          23,585         26,343           96,537          115,647
      1,391,258       1,378,461           794,018       1,379,097       1,567,322         73,956        4,972,997        2,236,416

      2,807,083         600,053         1,716,609       1,946,877         416,967        502,497        1,717,038        2,059,138
         38,026           1,763             6,699           4,164             586            399            3,950            3,944
        126,884           8,249            70,867          40,569           5,792          2,841           46,213           36,026

   (232,979,473)    (14,230,516)     (155,537,930)    (21,390,237)     (6,980,004)    (3,757,336)    (161,134,492)     (75,942,131)
        (52,470)         (5,745)          (27,671)        (14,110)         (2,682)       (18,707)        (106,281)         (75,248)
     (1,476,934)       (263,327)         (311,859)       (351,854)     (1,097,325)        (3,805)      (1,660,611)      (1,762,722)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

      2,382,836       2,825,951         6,149,841      (6,696,672)      1,782,345     (1,484,061)       8,798,039      (12,194,161)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

    (14,631,731)      8,651,497         8,125,142      (6,733,750)      2,367,569     (1,451,322)       8,829,142      (12,198,752)


     37,841,292      29,189,795        34,684,595      41,418,345      10,150,817     11,602,139       36,525,511       48,724,263





    $ 23,209,561    $ 37,841,292      $ 42,809,737    $ 34,684,595    $ 12,518,386   $ 10,150,817     $ 45,354,653    $ 36,525,511
    ============    ============      ============    ============    ============   ============     ============    ============

Year Ended August 31, 2001
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management
LLC: Small Capitalization and Investment Quality Bond; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Sterling Capital Management Co.:
U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Funds Distributor, Inc. (the "Administrator") provides the Trust with administrative services. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

     Currently, each portfolio offers Class I, Class B and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a) VALUATION OF INVESTMENTS

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b) FEDERAL INCOME TAX

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

       (c) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (d) DIVIDENDS AND DISTRIBUTIONS

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                                    INCOME
                                                   DIVIDENDS   CAPITAL GAINS
                                                 -----------------------------
                    Large Capitalization Value     annually       annually
                    Large Capitalization Growth    annually       annually
                    Small Capitalization           annually       annually
                    International Equity           annually       annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually
                              * paid monthly

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Year Ended August 31, 2001
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

       (e) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

       (f) REPURCHASE AGREEMENTS

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

       (g) OTHER

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

     For the year ended August 31, 2001, the Manager voluntarily waived $73,147 for Small Capitalization Portfolio, $25,018 for International Equity Portfolio, $55,465 for Municipal Bond Portfolio and $1,393 for U.S. Government Money Market Portfolio.

     The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

     (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration expense for the year ended August 31, 2001 was $250,025 (exclusive of out of pocket administration fees) for the Trust.

     (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For year ended August 31, 2001, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.    PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2001 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   PURCHASES       SALES
                                                 -----------------------------
                    Large Capitalization Value     $71,364,663    $75,495,750
                    Large Capitalization Growth     36,161,114     41,468,755
                    Small Capitalization            43,771,027     49,743,833
                    International Equity            14,200,832     13,518,198
                    Investment Quality Bond         26,591,087     19,026,293
                    Municipal Bond                   3,715,503      2,217,226

Year Ended August 31, 2001
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

     At August 31, 2001, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                                 APPRECIATION  (DEPRECIATION)     NET
                                                 ------------------------------------------
                    Large Capitalization Value      $7,248,295     $5,465,825   $1,782,470
                    Large Capitalization Growth     15,691,771     20,866,654  (5,174,883)
                    Small Capitalization             5,656,552      4,913,986      742,566
                    International Equity             1,008,211      6,147,608  (5,139,397)
                    Investment Quality Bond          1,242,247         91,650    1,150,597
                    Municipal Bond                     404,907              -      404,907

For U.S. Federal income tax, the cost of securities owned at August 31, 2001 was substantially the same as the cost of securities for financial statement purposes.



5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:

                                                              Class I
                                            ---------------------------------------
                                               YEAR ENDED            YEAR ENDED
                                             AUGUST 31, 2001       AUGUST 31, 2000
                                             ---------------       ----------------
Large Capitalization Value
        Issued                                     1,263,017           1,485,531
        Redeemed                                  (1,492,689)         (1,635,250)
        Reinvested from Dividends                    121,163             417,431
                                                ------------        ------------
        Net Increase (Decrease) in Shares           (108,509)            267,712
                                                ------------        ------------

Large Capitalization Growth
        Issued                                     1,747,007           1,603,517
        Redeemed                                  (1,947,095)         (1,884,166)
        Reinvested from Dividends                    596,447             239,432
                                                ------------        ------------
        Net Increase (Decrease) in Shares            396,359             (41,217)
                                                ------------        ------------

Small Capitalization
        Issued                                       778,010             956,978
        Redeemed                                  (1,073,977)         (1,050,321)
        Reinvested from Dividends                    396,246              51,025
                                                ------------        ------------
        Net Increase (Decrease) in Shares            100,279             (42,318)
                                                ------------        ------------

International Equity
        Issued                                    22,338,847             984,558
        Redeemed                                 (22,434,886)           (911,588)
        Reinvested from Dividends                    231,597              38,445
                                                ------------        ------------
        Net Increase (Decrease) in Shares            135,558             111,415
                                                ------------        ------------

Investment Quality Bond
        Issued                                    15,495,063           1,182,384
        Redeemed                                 (15,138,851)         (2,181,650)
        Reinvested from Dividends                    168,186             198,420
                                                ------------        ------------
        Net Increase (Decrease) in Shares            524,398            (800,846)
                                                ------------        ------------

Municipal Bond
        Issued                                       750,741             174,483
        Redeemed                                    (668,975)           (388,444)
        Reinvested from Dividends                     40,362              51,614
                                                ------------        ------------
        Net Increase (Decrease) in Shares            122,128            (162,347)
                                                ------------        ------------

U.S. Government Money Market
        Issued                                   164,862,687          61,134,768
        Redeemed                                (161,134,490)        (75,942,131)
        Reinvested from Dividends                  1,717,038           2,059,138
                                                ------------        ------------
        Net Increase (Decrease) in Shares          5,445,235         (12,748,225)
                                                ------------        ------------

Year Ended August 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                                                               Class B                               Class C
                                                 ------------------------------------   -----------------------------------
                                                     YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                  AUGUST 31, 2001  AUGUST 31, 2000    AUGUST 31, 2001   AUGUST 31, 2000
                                                 ------------------------------------   -----------------------------------
Large Capitalization Value
        Issued                                         13,310           62,862              44,868          198,592
        Redeemed                                      (22,973)          (2,590)            (56,116)         (75,030)
        Reinvested from Dividends                       2,340            1,488               6,060           13,057
                                                 ------------------------------------   -----------------------------------
        Net Increase (Decrease) in Shares              (7,323)          61,760              (5,188)         136,619
                                                 ------------------------------------   -----------------------------------

Large Capitalization Growth
        Issued                                         14,143           80,730              65,700          205,339
        Redeemed                                      (34,815)          (4,109)            (71,589)         (83,088)
        Reinvested from Dividends                      13,244              677              31,452            7,600
                                                 ------------------------------------   -----------------------------------
        Net Increase (Decrease) in Shares              (7,448)          77,298              25,563          129,851
                                                 ------------------------------------   -----------------------------------

Small Capitalization
        Issued                                          4,832           28,225              19,387          155,407
        Redeemed                                       (7,039)          (1,260)            (55,302)         (47,707)
        Reinvested from  Dividends                      3,833              109              14,384            1,150
                                                 ------------------------------------   -----------------------------------
        Net Increase  (Decrease) in Shares              1,626           27,074             (21,531)         108,850
                                                 ------------------------------------   -----------------------------------

International Equity
        Issued                                          6,880           22,417             146,674           89,771
        Redeemed                                       (5,262)            (421)           (154,871)         (19,572)
        Reinvested from Dividends                       3,198              114              10,680              533
                                                 ------------------------------------   -----------------------------------
        Net Increase (Decrease) in Shares               4,816           22,110               2,483           70,732
                                                 ------------------------------------   -----------------------------------

Investment Quality Bond
        Issued                                         21,948            7,153              78,412          140,415
        Redeemed                                       (2,706)          (1,438)            (30,496)         (35,898)
        Reinvested from Dividends                         655              425               6,931            4,138
                                                 ------------------------------------   -----------------------------------
        Net Increase (Decrease) in Shares              19,897            6,140              54,847          108,655
                                                 ------------------------------------   -----------------------------------

Municipal Bond
        Issued                                          2,272            2,656             149,489            7,561
        Redeemed                                         (256)          (1,927)           (104,553)            (390)
        Reinvested from Dividends                          57               41                 558              292
                                                 ------------------------------------   -----------------------------------
        Net Increase (Decrease) in Shares               2,073              770              45,494            7,463
                                                 ------------------------------------   -----------------------------------

U.S. Government Money Market
        Issued                                         96,537          115,647           4,972,997        2,236,416
        Redeemed                                     (106,281)         (75,249)         (1,660,611)      (1,762,723)
        Reinvested from Dividends                       3,950            3,944              46,213           36,026
                                                 ------------------------------------   -----------------------------------
        Net Increase (Decrease) in Shares              (5,794)          44,342           3,358,599          509,719
                                                 ------------------------------------   -----------------------------------


6.    CAPITAL LOSS CARRYFORWARDS

     At August 31, 2001, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

               Name of Portfolio            Total          2008            2009
               -----------------            -----          ----            ----
   International Equity                  $420,331              -        $420,331
   Investment Quality Bond Portfolio      265,362        $57,972         207,390
   Municipal Bond Portfolio                68,142         61,929           6,213

In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 2000 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2001).


                                                       CAPITAL
                                                       LOSSES
                                                  ------------------

  Large Capitalization Growth Portfolio                  $3,205,303
  International Equity Portfolio                            917,104

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                  $18.51       $0.06       $1.27       $1.33    ($0.11)     ($0.46)    $19.27      7.25%

YEAR ENDED AUGUST 31, 2000                   20.59        0.12      (0.23)      (0.11)     (0.17)      (1.80)     18.51    (0.49%)

YEAR ENDED AUGUST 31, 1999                   18.15        0.13        3.40        3.53     (0.09)      (1.00)     20.59     19.84%

YEAR ENDED AUGUST 31, 1998                   18.57        0.14        0.07        0.21     (0.39)      (0.24)     18.15      0.96%

YEAR ENDED AUGUST 31, 1997                   14.45        0.09        4.37        4.46     (0.08)      (0.26)     18.57     31.37%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                   $76,543       1.24%   (1)    0.32%   (1)      86%

YEAR ENDED AUGUST 31, 2000                    75,516       1.02%   (1)    0.68%   (1)      90%

YEAR ENDED AUGUST 31, 1999                    78,484       1.10%   (1)    0.84%   (1)      67%

YEAR ENDED AUGUST 31, 1998                    42,641       1.30%   (1)    0.69%   (1)      54%

YEAR ENDED AUGUST 31, 1997                    29,676       1.31%   (1)    0.60%   (1)      25%

(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.24% and 0.32% respectively, for the year ended August 31, 2001, 1.02% and 0.68% respectively, for the year ended August 31, 2000, 1.12% and 0.86% respectively, for the year ended August 31, 1999, 1.39% and 0.60%, respectively for the year ended August 31, 1998, and 1.56% and 0.35%, respectively for the year ended August 31, 1997.



                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                  $33.61     ($0.09)    ($15.22)    ($15.31)         --     ($3.18)    $15.12   (48.49%)

YEAR ENDED AUGUST 31, 2000                   26.98      (0.11)        8.40        8.29         --      (1.66)     33.61     31.45%

YEAR ENDED AUGUST 31, 1999                   17.83      (0.09)        9.65        9.56         --      (0.41)     26.98     54.03%

YEAR ENDED AUGUST 31, 1998                   17.87      (0.07)        0.81        0.74         --      (0.78)     17.83      3.91%

YEAR ENDED AUGUST 31, 1997                   13.16      (0.02)        4.73        4.71         --          --     17.87     35.79%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                   $70,129       1.24%   (1)  (0.56%)   (1)      36%

YEAR ENDED AUGUST 31, 2000                   142,600       0.89%   (1)  (0.35%)   (1)      33%

YEAR ENDED AUGUST 31, 1999                   115,586       1.02%   (1)  (0.36%)   (1)      39%

YEAR ENDED AUGUST 31, 1998                    66,537       1.18%   (1)  (0.34%)   (1)      45%

YEAR ENDED AUGUST 31, 1997                    47,197       1.36%   (1)  (0.12%)   (1)      53%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.30% and (0.56%) respectively, for the year ended August 31, 2001, 0.94% and (0.31)% respectively, for the year ended August 31, 2000, 1.02% and (0.36%) respectively, for the year ended August 31, 1999, 1.25% and (0.41%), respectively for the year ended August 31, 1998, and 1.36% and (0.20%), respectively for the year ended August 31, 1997.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
SMALL CAPITALIZATION PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                  $12.90    ($0.01)        $0.30       $0.29          --     ($1.15)    $12.04      3.40%

YEAR ENDED AUGUST 31, 2000                   10.10     (0.04)         2.96        2.92          --      (0.12)     12.90     29.41%

YEAR ENDED AUGUST 31, 1999                    9.82     (0.05)         3.02        2.97          --      (2.69)     10.10     34.91%

YEAR ENDED AUGUST 31, 1998                   15.05     (0.10)       (4.20)      (4.30)          --      (0.93)      9.82   (30.64%)

YEAR ENDED AUGUST 31, 1997                   13.58     (0.07)         2.37        2.30          --      (0.83)     15.05     18.07%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
SMALL CAPITALIZATION PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                    $46,249       1.30%   (1)   (0.15%)  (1)      96%

YEAR ENDED AUGUST 31, 2000                     48,275       1.25%   (1)   (0.37%)  (1)      59%

YEAR ENDED AUGUST 31, 1999                     38,225       1.21%   (1)   (0.60%)  (1)      32%

YEAR ENDED AUGUST 31, 1998                     23,235       1.28%   (1)   (0.63%)  (1)      96%

YEAR ENDED AUGUST 31, 1997                     28,781       1.30%   (1)   (0.70%)  (1)     162%


(1) During the fiscal years ended August 31, 2001, August 31, 2000, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.46% and (0.31%) respectively, for the year ended August 31, 2001, 1.26% and (0.33%) respectively, for the year ended August 31, 2000, 1.31% and (0.70%) respectively, for the year ended August 31, 1999, 1.44% and 0.98%, respectively for the year ended August 31, 1998, and 1.64% and (1.04%), respectively for the year ended August 31, 1997.



                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
INTERNATIONAL EQUITY PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                  $15.65    ($0.04)      ($5.29)     ($5.33)          --     ($1.25)     $9.07   (36.08%)

YEAR ENDED AUGUST 31, 2000                   13.18     (0.01)         2.74        2.73      (0.08)      (0.18)     15.65     20.72%

YEAR ENDED AUGUST 31, 1999                   10.92       0.11         2.25        2.36      (0.10)          --     13.18     21.70%

YEAR ENDED AUGUST 31, 1998                   10.74       0.13         0.09        0.22      (0.04)          --     10.92      2.08%

YEAR ENDED AUGUST 31, 1997                    9.59       0.23         1.12        1.35      (0.20)          --     10.74     14.39%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
INTERNATIONAL EQUITY PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                    $22,020       1.40%   (1)   (0.33%)  (1)      45%

YEAR ENDED AUGUST 31, 2000                     35,887       1.28%   (1)   (0.08%)  (1)      45%

YEAR ENDED AUGUST 31, 1999                     28,743       1.45%   (1)     1.00%  (1)      46%

YEAR ENDED AUGUST 31, 1998                     18,967       1.40%   (1)     1.14%  (1)      58%

YEAR ENDED AUGUST 31, 1997                     10,389       1.64%   (1)     0.32%  (1)      58%


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2001, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.67% and (0.60%) respectively, for the year ended August 31, 2001, 1.45% and 0.08% respectively, for the year ended August 31, 2000, 1.49% and 1.04% respectively, for the year ended August 31, 1999, 1.96% and 0.59%, respectively for the year ended August 31, 1998, and 2.76% and (1.00%), respectively for the year ended August 31, 1997.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                   $9.90       $0.51       $0.53       $1.04    ($0.51)         --     $10.43     10.70%

YEAR ENDED AUGUST 31, 2000                    9.88        0.54        0.02        0.56     (0.54)         --       9.90      5.83%

YEAR ENDED AUGUST 31, 1999                   10.29        0.49      (0.35)        0.14     (0.49)     (0.06)       9.88      1.33%

YEAR ENDED AUGUST 31, 1998                   10.09        0.50        0.21        0.71     (0.50)     (0.01)      10.29      7.21%

YEAR ENDED AUGUST 31, 1997                    9.91        0.51        0.18        0.69     (0.51)         -- (2)  10.09      7.16%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                   $40,464       1.09%   (1)    4.92%   (1)      52%

YEAR ENDED AUGUST 31, 2000                    33,199       1.11%   (1)    5.47%   (1)      52%

YEAR ENDED AUGUST 31, 1999                    41,070       1.05%   (1)    4.85%   (1)      62%

YEAR ENDED AUGUST 31, 1998                    35,724       1.19%   (1)    4.86%   (1)      44%

YEAR ENDED AUGUST 31, 1997                    22,507       1.28%   (1)    5.03%   (1)      30%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.24% and 4.92% respectively, for the year ended August 31, 2001, 1.16% and 5.51% respectively, for the year ended August 31, 2000, 1.06% and 4.86% respectively, for the year ended August 31, 1999, 1.37% and 4.69%, respectively for the year ended August 31, 1998, and 1.52% and 4.71%, respectively for the year ended August 31, 1997.



                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
MUNICIPAL BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                  $10.09       $0.42       $0.56       $0.98    ($0.42)          --    $10.65      9.96%

YEAR ENDED AUGUST 31, 2000                   10.00        0.43        0.15        0.58     (0.43)      (0.06)     10.09      6.08%

YEAR ENDED AUGUST 31, 1999                   10.72        0.42      (0.68)      (0.26)     (0.42)      (0.04)     10.00    (2.55%)

YEAR ENDED AUGUST 31, 1998                   10.33        0.43        0.42        0.85     (0.44)      (0.02)     10.72      8.42%

YEAR ENDED AUGUST 31, 1997                   10.00        0.43        0.33        0.76     (0.43)          --     10.33      7.67%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
MUNICIPAL BOND PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                   $11,874       1.20%   (1)    4.08%   (1)      21%

YEAR ENDED AUGUST 31, 2000                    10,021       1.20%   (1)    4.43%   (1)      12%

YEAR ENDED AUGUST 31, 1999                    11,556       1.20%   (1)    3.96%   (1)      23%

YEAR ENDED AUGUST 31, 1998                     9,794       1.20%   (1)    4.07%   (1)      18%

YEAR ENDED AUGUST 31, 1997                     7,223       1.21%   (1)    4.19%   (1)      20%


(1) During the fiscal years ended August 31, 2001, August 31, 2000, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.74% and 4.08% respectively, for the year ended August 31, 2001, 1.62% and 4.01% respectively, for the year ended August 31, 2000, 1.68% and 4.54% respectively, for the year ended August 31, 1999, 2.15% and 3.12%, respectively for the year ended August 31, 1998, and 2.96% and 2.43%, respectively for the year ended August 31, 1997.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                  $1.000      $0.040          --      $0.040   ($0.040)          --    $1.000      4.52%

YEAR ENDED AUGUST 31, 2000                   1.000       0.048          --       0.048    (0.048)          --     1.000      4.96%

YEAR ENDED AUGUST 31, 1999                   1.000       0.044          --       0.044    (0.044)          --     1.000      4.11%

YEAR ENDED AUGUST 31, 1998                   1.000       0.045          --       0.045    (0.045)          --     1.000      4.59%

YEAR ENDED AUGUST 31, 1997                   1.000       0.043          --       0.043    (0.043)          --     1.000      4.41%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)

YEAR ENDED AUGUST 31, 2001                   $41,081       1.06%   (1)    4.40%   (1)      N/A

YEAR ENDED AUGUST 31, 2000                    35,605       1.04%   (1)    4.82%   (1)      N/A

YEAR ENDED AUGUST 31, 1999                    48,358       1.00%   (1)    4.02%   (1)      N/A

YEAR ENDED AUGUST 31, 1998                    38,492       1.12%   (1)    4.41%   (1)      N/A

YEAR ENDED AUGUST 31, 1997                    28,572       1.12%   (1)    4.31%   (1)      N/A


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2001, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.07% and 4.40% respectively, for the year ended August 31, 2001, 1.04% and 4.82% respectively, for the year ended August 31, 2000, 1.02% and 4.04% respectively, for the year ended August 31, 1999, 1.30% and 4.24%, respectively for the year ended August 31, 1998, and 1.35% and 4.08%, respectively for the year ended August 31, 1997.



--------------------------------------------------------------------------------

(2)  Amount rounds to less than $0.01.


* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (the "Trust") (comprising, respectively, the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios) as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust as of August 31, 2001, and the results of its operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the indicated years, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP


New York, New York
October 25, 2001

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

We are required by subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of each portfolio's fiscal year end (August 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:



                                                       LONG-TERM      DIVIDEND*
                                              TAX     CAPITAL GAINS   RECEIVED
                                            EXEMPT     (20% RATE)     DEDUCTION
                                        ----------- ---------------- -----------
Large Capitalization Value Portfolio     $       -   $  1,773,984       100%
Large Capitalization Growth Portfolio            -     12,279,452       100%
Small Capitalization Portfolio                   -        113,912       100%
International Equity Portfolio                   -      2,283,025
Investment Quality Bond Portfolio                -              -
Municipal Bond Portfolio**                 431,704              -
U.S. Government Money Market Portfolio           -              -




In addition, the Saratoga Advantage Trust - International Equity intends to make an election under the Internal Revenue code Section 853 to pass through foreign taxes paid by the portfolio to its shareholders. The total amount of foreign taxes paid that may be passed through to the shareholders for the fiscal year August 31, 2001 is $57,363. The foreign source income for information reporting purposes is $398,879.


          * Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

          **   The Portfolio's net investment income is tax exempt.


Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2001. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

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#34687

                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2001

                                 CLASS B SHARES




                                TABLE OF CONTENTS



               Chairman's
               Letter.................................................Page 1

               Investment
               Review.................................................Page 4

               Schedules of
               Investments............................................Page 12

               Statements of Assets and
               Liabilities............................................Page 36

               Statements of
               Operations.............................................Page 37

               Statements of Changes in Net Assets....................Page 38

               Notes to Financial
               Statements.............................................Page 40

               Financial
               Highlights.............................................Page 45

               Independent Auditor's
               Report.................................................Page 48

               Tax Information........................................Page 49









         THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS



Bruce E. Ventimiglia                    Trustee, Chairman, President & CEO
Patrick H. McCollough                   Trustee
Udo W. Koopmann                         Trustee
Floyd E. Seal                           Trustee
Stephen Ventimiglia                     Vice President & Secretary
William P. Marra                        Treasurer & Chief Financial Officer
Mary A. Nelson                          Assistant Treasurer
Karen Jacoppo-Wood                      Assistant Secretary




INVESTMENT MANAGER                          DISTRIBUTOR

Saratoga Capital Management                 Funds Distributor, Inc.
1501 Franklin Avenue                        60 State Street, Suite 1300
Mineola, NY  11501-4803                     Boston, MA  02109


TRANSFER AND SHAREHOLDER SERVICING AGENT    CUSTODIAN

State Street Bank and Trust Company         State Street Bank and Trust Company
P.O. Box 8514                               P.O. Box 351
Boston, MA  02266                           Boston, MA  02101










                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders


October 23, 2001


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2000 through August 31, 2001. In light of the recent barbaric attacks on America, it is important for all of us to try to put those tragic attacks in perspective and to also try to assess what impact they might have on long-term investment strategies.


                         SEPTEMBER 11TH - A PERSPECTIVE

On September 11, 2001, a terrible tragedy beset our beloved fellow Americans and our precious land, as well as all freedom loving people of the world. However, also on September 11th we believe that a miscalculation of great magnitude was made by those cowardly terrorists who savagely attacked our beautiful nation. The barbarians responsible for the attacks grossly underestimated the resolve of the American people, particularly a unified American people. The terrorist attacks have crystallized America's resolve, and unified our great country and freedom loving people throughout the world.

Citizens of the United States and our fellow citizens of the world who wake each day and bask in the glory of freedom believe that we have more to lose than any other inhabitants of the world. For our freedom is the splendid fountain of our hope, hope that gives all of us the opportunity to pursue our dreams. Our Founding Fathers clearly articulated our dreams when they declared: "all men...are endowed by their Creator with certain unalienable rights, that among these are life, liberty and the pursuit of happiness." Nearly two hundred years later, President Kennedy in his inaugural address solidly reaffirmed America's commitment to preserving freedom when in spirit he pronounced that the people of the United States will bear any burden and pay any price to protect our freedom and our precious land.


 WHAT AFFECTS WILL THE EVENTS OF SEPTEMBER 11TH HAVE ON THE SECURITIES MARKETS?

We firmly believe in what the philosopher Nietzsche in essence said when he proclaimed that that which does not destroy us makes us stronger. We also believe that the barbaric attacks on America will make all freedom loving people of the world stronger. While stock markets and history offer no guarantees, it is interesting to note how the stock market (as measured by the

Dow Jones Industrial Average - the "Dow") responded to some past terrorist events and acts of war as follows:



                                                 DOW                     DOW                  DOW                   DOW
               EVENT                      INITIAL REACTION*         1 MONTH AFTER        3 MONTHS AFTER        6 MONTHS AFTER
               -----                      -----------------         -------------        --------------        --------------
Pearl Harbor                                      -6.5%                    3.8%                 -2.9%                 -9.6%
Korean War                                       -12.0%                    9.1%                 15.3%                 19.2%
Cuban Missile Crisis                              -9.4%                   15.1%                 21.3%                 28.7%
U.S. bombing of Cambodia                         -14.4%                    9.9%                 20.3%                 20.7%
U.S. invades Grenada                              -2.7%                    3.9%                 -2.8%                 -3.2%
U.S. bombing of Libya                              2.6%                   -4.3%                 -4.1%                 -1.0%
U.S. invasion of Panama                           -1.9%                   -2.7%                  0.3%                  8.0%
Gulf War                                          -4.3%                   17.0%                 19.8%                 18.7%


*Note: in some cases, initial reaction lasted several days or weeks
Source: Ned Davis Research

Bad news often creates an atmosphere of uncertainty on Wall Street, leading to what are often times only temporary stock market declines. While there are no guarantees in the stock markets, and past performance is not a guarantee of future results, it is interesting to note that a $10,000 investment in the stock market at the beginning of 1950 (using the S&P 500 Index as a gauge) would have been worth over $5.3 million at the end of 2000. That is quite notable considering that that period of time experienced enormous changes, including most of the events above.


                     THE SARATOGA ADVANTAGE TRUST PORTFOLIOS

The investment professionals at the investment advisory firms that manage each of the Saratoga Advantage Trust mutual funds are diligently monitoring the portfolio holdings in all of the Saratoga mutual funds. These professional money managers have been taking action within each of the Saratoga mutual funds that they believe is warranted. Many of the financial markets have already rebounded since the decline that was caused by the September 11th events. As I have mentioned in previous reports to our shareholders, the Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. We believe that to try to achieve good long-term investment results that investors should not let short-term stock and bond market fluctuations change their investment strategies. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals. BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust's portfolios.

Finally, we salute the heroes of the world, those ordinary people who have been providing extra-ordinary humanitarian services to those victimized by the events of September 11th. God bless America and all of the other guardians of freedom throughout the world.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                                  Large
            Total Aggregate                   Capitalization          Morningstar             S & P/Barra
         Return for the Period               Value Portfolio          Large Value                Value
         Ended August 31, 2001                  (Class B)               Average(1)              Index(2)
----------------------------------------    -------------------    -------------------    --------------------
     1/4/99 (inception) - 8/31/01*                 2.5%                   2.5%                    3.0%

           9/1/00 - 8/31/01                        6.6%                  -3.7%                   -8.2%

           3/1/01 - 8/31/01                       -4.2%                  -3.9%                   -7.2%

*Annualized performance for periods greater than one year

The Saratoga Large Capitalization Value Portfolio invests in stocks that are selling at discounts to what we believe they are truly worth over time. The investment team conducts fundamentally driven, value-oriented analysis across the entire market to identify high-quality businesses that are selling for substantially less than their intrinsic values. Each business is examined to determine industry position, sustainable competitive advantages, robust growth prospects, profitability and financial strength. Management is also evaluated for its decision-making ability, experience, vision, compensation structure, and stock ownership. Over time we expect the share prices of these companies to approach their intrinsic value, potentially producing superior investment returns.

The Portfolio owned the common stocks of 50 companies as of August 31, 2001. The largest holding was Freddie Mac, a federally chartered government sponsored enterprise formed for the purpose of financing home ownership in the United States. Other major holdings included: Wells Fargo, a diversified financial services company; McDonald's, the world's largest fast food franchise; World Com, a major player in the telecommunications sector and managed network services; and Kroger, a large supermarket grocer retailer. Top contributors to the Portfolio's performance for the year ended August 31, 2001 included: Freddie Mac, John Hancock Financial Services, Sabre Group Holdings, Texaco Inc., Canadian Pacific and CVS. We took profits on Sabre Group and Canadian Pacific and they are no longer holdings within the Portfolio.

1. The Morningstar Large Value Average, as of August 31, 2001, consisted of 774 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                                 Large
           Total Aggregate                   Capitalization           Morningstar             S & P/Barra
        Return for the Period               Growth Portfolio         Large Growth               Growth
        Ended August 31, 2001                  (Class B)               Average(1)               Index(2)
---------------------------------------    -------------------    --------------------    --------------------
    1/4/99 (inception) - 8/31/01*                -11.6%                  -4.1%                   -6.9%

           9/1/00 - 8/31/01                      -48.8%                 -40.8%                  -37.8%

           3/1/01 - 8/31/01                      -17.7%                 -14.9%                   -8.8%

*Annualized performance for periods greater than one year

For the past year, the U.S. equity markets have struggled as our economy slowed to near-recession levels. Our forecast had been calling for economic improvement during the second half of the year with continuing strengthening into 2002. The recent attacks on America have changed this short-term forecast; however, our long-term outlook for the economy and the U.S. financial markets remains positive.

In the third and fourth quarters of 2001, we expect to see declining economic growth as the drop in confidence reduces personal consumption. Second quarter growth, presently reported as +0.2% may be revised lower. With the Federal Reserve (Fed) again lowering interest rates by 50 basis points (1/2 of 1%) on September 17, 2001 and another expected cut before year-end, the Fed has once again embarked on an aggressive path toward stimulating the economy. Recognizing the severity of recent events, the Fed will likely continue lowering interest rates until some signs of stability emerge. In addition to this strong monetary stimulus, we also have strong fiscal stimulus. The 1.35 trillion dollar tax package will create liquidity and should improve consumer confidence. This combination of monetary and fiscal stimulus should prove to be a sound foundation for the long-term outlook of financial assets.

Historically, America has always rebounded from difficult times to become a stronger nation. We believe that the country's historic resilience will once again be observed. Just as America should emerge stronger, so should our economy and financial markets. We are confident that the companies in the Saratoga Advantage Trust Large Capitalization Growth Portfolio are positioned to take advantage of these long-term forecasts.

1. The Morningstar Large Growth Average, as of August 31, 2001, consisted of 967 mutual funds cHomprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                                  Small
           Total Aggregate                   Capitalization             Morningstar
        Return for the Period                   Portfolio               Small Blend                 Russell 2000
        Ended August 31, 2001                   (Class B)                Average(1)                    Index(2)
---------------------------------------    --------------------    ----------------------      -----------------------
    1/4/99 (inception) - 8/31/01*                 14.0%                    9.90%                        5.4%

           9/1/00 - 8/31/01                        2.6%                    -1.0%                      -11.6%

           3/1/01 - 8/31/01                        3.3%                     3.0%                       -0.5%

*Annualized performance for periods greater than one year

Results for the Saratoga Advantage Trust Small Capitalization Portfolio for the fiscal year ended August 31, 2001 were positive, in spite of the fact that the major stock market indices posted sizable negative returns. The Portfolio's strong relative performance is attributable to the modest valuations of our smaller companies in the wake of a period of valuation mania. While we cannot be sure, history suggests that this phase of the current cycle can last for some time.

Generally, smaller companies have performed well in recent quarters, reflecting, in part, their low exposure to the adverse currency exchange effects that have impacted larger companies with more substantial foreign operations. In tandem with the U.S. dollar's relative strength, the market's renewed interest in reasonably valued companies bolsters the positive outlook for the kinds of stocks in which we invest.

Our efforts will continue to be focused on building and managing portfolios that are characterized by inexpensive, higher-quality companies. Importantly, it is these efforts to optimize valuations and fundamentals that are at the core of the Fox brand of investing. Despite the current uncertainty related to future economic growth, we remain confident that the consistent application of our investment discipline, combined with an unwavering commitment to diligence and sound analysis, will continue to reap substantial rewards over the long haul.

1. The Morningstar Small Blend Average, as of August 31, 2001, consisted of 241 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.


          Total Aggregate                International        Morgan Stanley
       Return for the Period           Equity Portfolio         EAFE Index
       Ended August 31, 2001               (Class B)         (U.S. Dollars)(1)
------------------------------------  --------------------  -------------------

   1/4/99 (inception) - 8/31/01*             -7.6%                 -4.3%

          9/1/00 - 8/31/01                  -36.4%                -24.4%

          3/1/01 - 8/31/01                  -17.4%                -11.6%

*Annualized performance for periods greater than one year

The current global slowdown is the most synchronized global slowdown since the 1930's. Consequently, the second quarter was the weakest quarter the globe has experienced for two decades and annual growth is likely to be just 1.5%. This economic downturn is different from other economic cycles since the Second World War. Typically, recessions have been caused by high interest rates imposed to fight excess demand and inflation. Instead, this time we have had an investment boom-bust cycle where interest rate cuts tend to be less effective in spurring demand until excess capacity and debts have been reduced.

Since the start of this year there has been a precipitous collapse in earnings expectations for 2001 across the globe. Equity (stock) markets typically fall as profits collapse but tend to start to respond positively to attempts by the corporate sector to re-build margins. The risk to this is that consumption could be more vulnerable than in previous cycles given the low level of private savings and this could trigger further falls in equities before the end of the year. The recent terrorist attack on America has probably served to bring this about much faster than expected, and may well have drawn a line in the sand for global stock markets to start to recover once we see the measures taken by the central banks and governments in response to this barbaric attack.

Short term we remain cautious favoring defensive investments in Europe, but we will be monitoring Japan and Asia closely with a view to adding to our investments there but only if we see restructuring gathering momentum in Japan and a recovery in U.S. domestic demand which will benefit Asia.

As of August 31, 2001, the major weightings in the Portfolio were in Continental Europe, the United Kingdom, and in Japan. Recent Portfolio additions include:
Diageo, a beverages business with strong global brands; and Australia & New Zealand Banking, an Australian bank.

1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.


                                                                             Lipper                    Lehman
                                                                       Short-Intermediate           Intermediate
           Total Aggregate                  Investment Quality             Investment                Government/
        Return for the Period                 Bond Portfolio            Grade Debt Funds              Corporate
        Ended August 31, 2001                    (Class B)                   Index(1)               Bond Index(2)
---------------------------------------     --------------------       --------------------      --------------------
    1/4/99 (inception) - 8/31/01*                  4.9%                        6.2%                      6.6%

           9/1/00 - 8/31/01                        9.8%                       10.8%                     12.3%

           3/1/01 - 8/31/01                        3.3%                        4.2%                      4.6%

*Annualized performance for periods greater than one year

In the annual period ended August 31, 2001, the Portfolio distributed dividends of $0.42 per share.

Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to the yield advantage available in Corporate securities and U.S. Government Agency bonds, there is greater emphasis on those types of holdings in the Portfolio at this time. We are also investing in Treasury Inflation Protected Securities because of their yield and the potential for an increase in inflation.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. The Portfolio has an average maturity of
7.5 years as Fox is maintaining a conservative investment posture with an average duration of 3.0 years in the Portfolio.

Other Portfolio statistics as of August 31, 2001 are as follows: Average yield-to-maturity was 5.3%, average coupon was 6.7% and the average Moody's Rating was Aa3 with 36 fixed income issues held.

1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

2. The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.



           Total Aggregate                    Municipal Bond             Lipper General                 Lehman
        Return for the Period                    Portfolio                 Municipal                  Municipal
        Ended August 31, 2001                    (Class B)             Debt Funds Index(1)          Bond Index(2)
---------------------------------------     --------------------      ---------------------       -------------------
    1/4/99 (inception) - 8/31/01*                  3.6%                       4.7%                       5.8%

           9/1/00 - 8/31/01                        8.9%                      10.0%                      10.2%

           3/1/01 - 8/31/01                        3.5%                       4.9%                       4.8%

*Annualized performance for periods greater than one year

After years of unprecedented growth, the economy began to weaken over the last year partially as a result of the higher interest rates imposed by the Federal Reserve during 1999 and 2000 that greatly impacted the stock market, employment picture and corporate profits. In order to stave off further weakening, the Federal Reserve lowered short-term rates seven times since the beginning of this year. Bond yields moved considerably lower, with intermediate and short-term bond yields falling the most. Long-term municipal bonds outperformed long-term Treasuries during this year as the steeper municipal yield curve lured investors to extend maturities. The demand for municipal securities remained strong all year as after tax yields, though nominally low, continued to hold relative value versus taxable bonds.

We maintained a portfolio of high quality municipals throughout the year in an effort to provide a high level of tax-exempt income with minimal credit risks. Over 75% of the municipals in the Portfolio are rated AAA. We continue to lean towards insured bonds, which add a layer of credit protection with minimal costs to the investor. We are still invested in the general obligation sector and are continually monitoring for the possibility that there may be some credit weakness due to the slowing economy and shrinking surpluses. Finally, we have favored longer term municipals, which provide the best relative value along the yield curve.

1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                             U.S. Government Money            90 Day T-Bills
                7-Day                          Market Portfolio              Average Discount
            Compound Yield                         (Class B)                       Yield
---------------------------------------     ------------------------      ------------------------
               8/31/01                               2.4%                          3.4%

           Total Aggregate                   U.S. Government Money              Lipper U.S.
        Return for the Period                  Market Portfolio               Treasury Money
        Ended August 31, 2001                      (Class B)                  Market Index(1)             90 Day T-Bills
---------------------------------------     ------------------------      ------------------------     --------------------

    1/4/99 (inception) - 8/31/01*                    3.7%                          4.7%                       5.0%
           9/1/00 - 8/31/01                          3.7%                          4.7%                       5.0%
           3/1/01 - 8/31/01                          1.4%                          1.9%                       2.0%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2001, and the average dollar-weighted Portfolio maturity was 77 days compared with a maximum allowable maturity of 90 days. During the last eight months, the average dollar-weighted average maturity of the Portfolio has been 77 days.

The Federal Reserve has lowered rates seven times this year and reduced the cost of overnight bank borrowings by a cumulative 3.0 percentage points. While we believe the Fed is approaching the end of their easing cycle, Fed Chairman Greenspan has stated that they are committed to providing enough accommodation to stimulate the economy.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

                       This page intentionally left blank.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


       SHARES                                                                                                      VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS  (96.00%):

                          BANKING (7.58%)
               23,000     BB&T Corp.                                                                              $  845,940
               91,007     FleetBoston Financial Corp.                                                              3,351,788
               49,700     J.P. Morgan Chase & Co.                                                                  1,958,180
                                                                                                          -------------------
                                                                                                                   6,155,908
                                                                                                          -------------------
                          BROADCAST SERVICES AND PROGRAMMING (0.92%):
               14,800     Clear Channel Communications, Inc.                                                         743,996
                                                                                                          -------------------

                          COMPUTER HARDWARE (3.04%):
               48,500     Dell Computer Corp.                                                                      1,036,930
               61,200     EMC Corp.                                                                                  946,152
               42,700     Sun Microsystems, Inc.                                                                     488,915
                                                                                                          -------------------
                                                                                                                   2,471,997
                                                                                                          -------------------
                          COMPUTER SOFTWARE (0.84%):
               11,950     Microsoft Corp.                                                                            681,748
                                                                                                          -------------------

                          COSMETIC/TOILETRIES (2.58%):
               68,300     Gillette Co.                                                                             2,093,395
                                                                                                          -------------------

                          DRUGS/MEDICAL PRODUCTS (5.97%):
               28,400     American Home Products Corp.                                                             1,590,400
               11,800     Eli Lilly & Co.                                                                            916,034
               61,600     Schering-Plough Corp.                                                                    2,348,808
                                                                                                          -------------------
                                                                                                                   4,855,242
                                                                                                          -------------------
                          ELECTRIC - INTEGRATED (0.79%):
               25,500     Nisource, Inc.                                                                             642,855
                                                                                                          -------------------

                          ELECTRONIC COMPONENTS-SEMICONDUCTORS  (0.82%):
              130,700     Agere Systems, Inc.                                                                        666,570
                                                                                                          -------------------

                          ELECTRONICS (1.10%):
               27,000     Texas Instruments, Inc.                                                                    893,700
                                                                                                          -------------------

                          FINANCIAL SERVICES (16.85%):
               44,900     Citigroup, Inc.                                                                          2,054,175
               79,700     Federal Home Loan Mortgage Corp.                                                         5,011,535
               31,300     Household International, Inc.                                                            1,849,830
               14,600     Morgan Stanley Dean Witter & Co.                                                           778,910
               86,860     Wells Fargo & Co.                                                                        3,996,429
                                                                                                          -------------------
                                                                                                                  13,690,879
                                                                                                          -------------------
                          INSURANCE (3.79%):
               13,027     American International Group, Inc.                                                       1,018,711
               51,500     John Hancock Financial Services, Inc.                                                    2,057,425
                                                                                                          -------------------
                                                                                                                   3,076,136
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          MEDIA/BROADCASTING (0.93%):
               26,800     EchoStar Communications Corp.                                                          $   754,688
                                                                                                          -------------------

                          METAL - ALUMINUM (2.44%):
               54,600     Alcan Aluminum, Ltd.                                                                     1,983,072
                                                                                                          -------------------

                          METALS/MINING (1.69%):
               13,200     Minnesota Mining & Manufacturing Co.                                                     1,374,120
                                                                                                          -------------------

                          NETWORKING PRODUCTS (0.50%):
               24,700     Cisco Systems, Inc.                                                                        403,351
                                                                                                          -------------------

                          OIL/GAS (6.84%):
                4,500     Chevron Corp.                                                                              408,375
               19,800     Exxon Mobil Corp.                                                                          794,970
               35,700     Halliburton Co.                                                                            994,602
               44,500     Texaco, Inc.                                                                             3,099,425
                7,500     Unocal Corp.                                                                               264,750
                                                                                                          -------------------
                                                                                                                   5,562,122
                                                                                                          -------------------
                          OIL AND GAS DRILLING (1.37%):
               38,600     Transocean Sedco Forex, Inc.                                                             1,115,540
                                                                                                          -------------------

                          OIL AND GAS EXPLORATION SERVICES (0.96%):
               15,000     Anadarko Petroleum Corp.                                                                   776,250
                                                                                                          -------------------

                          PAPER AND PAPER PRODUCTS (1.09%):
               18,400     Willamette Industries, Inc.                                                                889,195
                                                                                                          -------------------

                          PIPELINES (0.50%):
                8,400     El Paso Corp.                                                                              408,156
                                                                                                          -------------------

                          POWER/UTILITY (5.05%):
               31,000     Duke Energy Corp.                                                                        1,218,610
               52,800     Exelon Corp.                                                                             2,882,880
                                                                                                          -------------------
                                                                                                                   4,101,490
                                                                                                          -------------------
                          RECREATIONAL PRODUCTS (1.00%):
               45,100     Mattel, Inc.                                                                               811,349
                                                                                                          -------------------

                          RETAIL (12.02%):
               79,300     CVS Corp.                                                                                2,863,523
              116,300     Kroger Co.                                                                               3,095,906
              126,800     McDonalds Corp.                                                                          3,807,804
                                                                                                          -------------------
                                                                                                                   9,767,233
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          RETAIL - DISCOUNT (0.32%):
               15,300     Dollar General Corp.                                                                   $   263,925

                          SATELLITE TELECOMMUNICATIONS (0.52%):
               22,500     General Motors Corp. - Class H                                                             419,625
                                                                                                          -------------------

                          TELECOMMUNICATION SERVICES (0.12%):
                7,640     Worldcom, Inc. - MCI Group                                                                  98,480
                                                                                                          -------------------

                          TELECOMMUNICATIONS (14.22%):
               84,700     SBC Communications, Inc.                                                                 3,465,077
              133,000     Sprint Corp.                                                                             3,104,220
               26,100     Verizon Communications, Inc.                                                             1,305,000
              286,400     WorldCom, Inc.                                                                           3,683,103
                                                                                                          -------------------
                                                                                                                  11,557,400
                                                                                                          -------------------
                          TRANSPORTATION (0.95%):
               28,400     Burlington Northern Santa Fe Corp.                                                         769,924
                                                                                                          -------------------

                          WASTE DISPOSAL (1.20%):
               31,700     Waste Management, Inc.                                                                     980,481
                                                                                                          -------------------


                          Total Common Stocks (Cost $76,226,357)                                                  78,008,827
                                                                                                          -------------------
      PRINCIPAL
---------------------
       AMOUNT
                          U.S. GOVERNMENT AGENCY SECURITIES (4.19%):
        $   3,410,000     Federal Home Loan Bank, 3.56%
                          due 9/4/2001                                                                           $ 3,408,983
                                                                                                          -------------------


                                     Total U.S. Government Agency Securities (Cost $3,408,983)                   $ 3,408,983
                                                                                                          -------------------

Total Investments (Cost $79,635,340)                                                              100.19%       $ 81,417,810
                                                                                                          -------------------

Other liabilities in excess of assets                                                             (0.19%)          (156,764)
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 81,261,046
                                                                                                          ===================


Percentages indicated are based on net assets of $81,261,046.

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS  (96.64%):

                          BIOMEDICAL  (2.09%):
               34,000     Genentech, Inc. (a)                                                                     $1,560,600
                                                                                                          -------------------

                          COMPUTER HARDWARE  (2.69%):
               60,000     EMC Corp. (a)                                                                              927,600
               95,000     Sun Microsystems, Inc. (a)                                                               1,087,750
                                                                                                          -------------------
                                                                                                                   2,015,350
                                                                                                          -------------------
                          COMPUTER SOFTWARE  (5.64%):
               55,000     Microsoft Corp. (a)                                                                      3,137,750
               50,000     Siebel Systems, Inc. (a)                                                                 1,080,000
                                                                                                          -------------------
                                                                                                                   4,217,750
                                                                                                          -------------------
                          DRUGS/MEDICAL PRODUCTS  (15.10%):
               32,000     American Home Products Corp.                                                             1,792,000
               40,000     Johnson & Johnson                                                                        2,108,400
              105,000     Pfizer, Inc.                                                                             4,022,550
               37,000     Pharmacia Corp.                                                                          1,465,200
               50,000     Schering-Plough Corp.                                                                    1,906,500
                                                                                                          -------------------
                                                                                                                  11,294,650
                                                                                                          -------------------
                          ELECTRONICS  (8.58%):
              101,000     Intel Corp.                                                                              2,823,960
               35,000     PMC Sierra, Inc. (a)                                                                     1,076,250
               63,000     Solectron Corp. (a)                                                                        856,800
               50,000     Texas Instruments, Inc.                                                                  1,655,000
                                                                                                          -------------------
                                                                                                                   6,412,010
                                                                                                          -------------------
                          FINANCIAL SERVICES  (14.89%):
              112,500     Charles Schwab Corp.                                                                     1,401,750
               60,000     Citigroup, Inc.                                                                          2,745,000
               35,000     Goldman Sachs Group, Inc.                                                                2,803,500
               34,000     State Street Corp.                                                                       1,651,040
               55,000     Wells Fargo & Co.                                                                        2,530,550
                                                                                                          -------------------
                                                                                                                  11,131,840
                                                                                                          -------------------
                          INSURANCE  (6.27%):
               35,000     American International Group, Inc.                                                       2,737,000
               21,000     Marsh & McLennan Companies, Inc.                                                         1,950,900
                                                                                                          -------------------
                                                                                                                   4,687,900
                                                                                                          -------------------
                          MANUFACTURING  (8.10%):
              102,000     General Electric Co.                                                                     4,179,960
               30,000     Illinois Tool Works, Inc.                                                                1,875,300
                                                                                                          -------------------
                                                                                                                   6,055,260
                                                                                                          -------------------
                          MULTIMEDIA  (6.78%):
               45,000     AOL Time Warner, Inc. (a)                                                                1,680,750
               35,000     Viacom, Inc.  Class B (a)                                                                1,484,000
               75,000     Walt Disney Co.                                                                          1,907,250
                                                                                                          -------------------
                                                                                                                   5,072,000
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          NETWORKING PRODUCTS  (3.38%):
              155,000     Cisco Systems, Inc. (a)                                                           $      2,531,150
                                                                                                          -------------------

                          OIL/GAS  (2.31%):
               19,000     Chevron Corp.                                                                            1,724,250
                                                                                                          -------------------

                          RETAIL  (10.08%):
               55,000     Costco Wholesale Corp. (a)                                                               2,057,550
               80,000     Gap, Inc.                                                                                1,572,000
               40,000     Home Depot, Inc.                                                                         1,838,000
               43,000     Wal-Mart Stores, Inc.                                                                    2,066,150
                                                                                                          -------------------
                                                                                                                   7,533,700
                                                                                                          -------------------
                          SEMICONDUCTOR  (6.34%):
               60,000     Applied Materials, Inc. (a)                                                              2,585,400
               23,000     Broadcom Corp. (a)                                                                         739,450
               32,000     Novellus Systems, Inc. (a)                                                               1,417,920
                                                                                                          -------------------
                                                                                                                   4,742,770
                                                                                                          -------------------
                          SHIPPING/TRANSPORTATION  (2.29%):
               31,000     United Parcel Service, Inc., Class B                                                     1,712,130
                                                                                                          -------------------

                          TELECOMMUNICATIONS EQUIPMENT & PRODUCTS  (0.52%):
               55,000     JDS Uniphase Corp. (a)                                                                     387,750
                                                                                                          -------------------

                          UTILITIES - DIVERSIFIED  (1.58%):
               55,000     Qwest Communications International, Inc.                                                 1,182,500
                                                                                                          -------------------

                          Total Common Stocks (Cost $77,436,493)                                                  72,261,610
                                                                                                          -------------------
      PRINCIPAL
       AMOUNT
----------------------
                          COMMERCIAL PAPER  (2.00%):
                          FINANCIAL SERVICES  (2.00%):
           $1,500,000     General Electric Capital Corp.due 9/4/01                                                 1,500,000
                                                                                                          -------------------

                          Total Commercial Paper (Cost $1,500,000)                                               $ 1,500,000
                                                                                                          -------------------

Total Investments (Cost $78,936,493)                                                               98.64%       $ 73,761,610
                                                                                                          -------------------

Other assets in excess of liabilities                                                               1.36%          1,013,449
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 74,775,059
                                                                                                          ===================


--------------
Percentages indicated are based on net assets of $74,775,059.

(a)  Non-income producing security.
See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION GROWTH PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS (95.39%):

                          AUTOMOTIVE EQUIPMENT & MANUFACTUING  (4.05%):
               38,000     Borg Warner, Inc.                                                                     $  1,941,800
                                                                                                          -------------------

                          BIOTECHNOLOGY (1.96%):
               21,000     Cambrex Corp.                                                                              940,170
                                                                                                          -------------------

                          CHEMICALS (2.14%):
               93,000     RPM, Inc.                                                                                1,024,860
                                                                                                          -------------------

                          CONSTRUCTION - CEMENT & AGGREGATES (2.91%):
               38,000     Lafarge Corp.                                                                            1,396,120
                                                                                                          -------------------

                          CONTAINERS & PACKAGING (2.76%):
               37,000     AptarGroup, Inc.                                                                         1,324,230
                                                                                                          -------------------

                          DIVERSIFIED MANUFACTURING (3.79%):
               37,000     Teleflex, Inc.                                                                           1,820,400
                                                                                                          -------------------

                          ELECTRICAL PRODUCTS (8.39%):
               60,000     Baldor Electric Co.                                                                      1,299,600
               63,000     Belden, Inc.                                                                             1,445,850
               93,000     Cable Design Technologies Corp.                                                          1,278,750
                                                                                                          -------------------
                                                                                                                   4,024,200
                                                                                                          -------------------
                          ELECTRONIC - CONTROLS & EQUIPMENT (0.98%):
               52,000     Artesyn Technologies, Inc.                                                                 470,600
                                                                                                          -------------------

                          ELECTRONIC COMPONENTS (6.30%):
               70,000     Bel Fuse Inc., Class B                                                                   1,677,900
               30,000     Excel Technology, Inc.                                                                     579,000
               30,000     Technitrol, Inc.                                                                           764,400
                                                                                                          -------------------
                                                                                                                   3,021,300
                                                                                                          -------------------
                          ENERGY & UTILITIES (5.36%):
               56,000     NUI Corp.                                                                                1,258,880
               58,000     Questar Corp.                                                                            1,313,120
                                                                                                          -------------------
                                                                                                                   2,572,000
                                                                                                          -------------------
                          HOUSEHOLD PRODUCTS (6.23%):
               65,000     Church & Dwight Co., Inc.                                                                1,770,600
               32,000     Libbey, Inc.                                                                             1,219,200
                                                                                                          -------------------
                                                                                                                   2,989,800
                                                                                                          -------------------
                          INSURANCE - LIFE & HEALTH (2.49%):
               40,000     Protective Life Corp.                                                                    1,193,200
                                                                                                          -------------------

                          MACHINERY (2.28%):
               28,000     Kennametal, Inc.                                                                         1,092,000
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION GROWTH PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          Common Stocks, continued

                          MANUFACTURING (6.12%):
               69,600     ACT Manufacturing, Inc.                                                            $       728,016
               60,000     Clarcor, Inc.                                                                            1,605,600
               41,000     Wolverine Tube, Inc.                                                                       605,160
                                                                                                          -------------------
                                                                                                                   2,938,776
                                                                                                          -------------------
                          MEDICAL PRODUCTS (4.59%):
               38,000     Dentsply International, Inc.                                                             1,695,560
               28,000     PolyMedica, Corp. (a)                                                                      354,200
                6,000     West Pharmaceutical Services, Inc.                                                         154,200
                                                                                                          -------------------
                                                                                                                   2,203,960
                                                                                                          -------------------
                          OIL - U.S. EXPLORATION & PRODUCTION (1.95%):
               66,500     Xto Energy, Inc.                                                                           937,650
                                                                                                          -------------------

                          OIL/GAS (6.64%):
               29,000     Newfield Exploration Co.                                                                   955,840
               40,000     Piedmont Natural Gas Co., Inc..                                                          1,302,000
               52,000     Vintage Petroleum, Inc.                                                                    928,200
                                                                                                          -------------------
                                                                                                                   3,186,040
                                                                                                          -------------------
                          RESTAURANTS (6.09%):
               36,150     Applebee's International, Inc.                                                           1,167,645
               60,000     Outback Steakhouse, Inc.                                                                 1,755,000
                                                                                                          -------------------
                                                                                                                   2,922,645
                                                                                                          -------------------
                          RETAIL (8.44%):
               68,000     Claire's Stores, Inc.                                                                    1,181,160
               19,000     Footstar, Inc.                                                                             743,090
              125,000     ShopKo Stores, Inc.                                                                      1,133,750
               47,200     Supervalu, Inc.                                                                            990,256
                                                                                                          -------------------
                                                                                                                   4,048,256
                                                                                                          -------------------
                          SCIENTIFIC & TECHNICAL INSTRUMENTS (1.58%):
               26,000     Veeco Instruments, Inc.                                                                    760,240
                                                                                                          -------------------

                          SEMICONDUCTOR INDUSTRY (3.72%):
               39,000     Actel Corp.                                                                                879,450
               37,600     ATMI, Inc.                                                                                 903,904
                                                                                                          -------------------
                                                                                                                   1,783,354
                                                                                                          -------------------
                          TECHNOLOGY (1.49%):
               40,000     LTX Corp.                                                                                  716,400
                                                                                                          -------------------

                          TRUCKING (5.13%):
               70,000     Arkansas Best Corp. (a)                                                                  1,859,900
               21,000     Roadway Express, Inc.                                                                      603,330
                                                                                                          -------------------
                                                                                                                   2,463,230
                                                                                                          -------------------

                          Total Common Stock (Cost $45,028,665)                                                   45,771,231
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION GROWTH PORTFOLIO


   PRINCIPAL AMOUNT                                                                                              VALUE
----------------------                                                                                    -------------------
                          REPURCHASE AGREEMENT (4.21%):
           $2,018,000     State Street Bank & Trust Company: 2.00%, dated 8/31/01, to be repurchased at $2,018,448 on 9/4/01, collateralized by $2,060,000
                          U.S. Treasury Bill, 3.55% due 9/6/01( Cost $2,018,448)                                $  2,018,000
                                                                                                          -------------------


Total Investments (Cost $47,046,665)                                                               99.60%       $ 47,789,231
                                                                                                          -------------------

Other assets in excess of liabilities                                                               0.40%            193,792
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 47,983,023
                                                                                                          ===================


Percentages indicated are based on net assets of $47,983,023.

(a)  Non-income producing security.

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS  (101.46%):

                          AUSTRALIA  (2.95%):
                          BANKING  (2.95%):
               15,390     Australia & New Zealand Banking
                          Group, Ltd., ADR                                                                        $  684,855
                                                                                                          -------------------

                          FRANCE (11.54%):
                          COMMUNICATIONS & MEDIA  (1.93%):
                8,183     Vivendi Universal SA, ADR                                                                  447,483
                                                                                                          -------------------

                          INSURANCE-MULTI-LINE  (2.11%):
               17,800     AXA,  ADR                                                                                  490,390
                                                                                                          -------------------

                          OIL & GAS  (2.59%):
                8,130     TOTAL Fina Elf S.A.,  ADR                                                                  600,401
                                                                                                          -------------------

                          PHARMACEUTICALS  (4.91%):
               15,600     Aventis, ADR                                                                             1,138,800
                                                                                                          -------------------
                                                                                                                   2,677,074
                                                                                                          -------------------
                          GERMANY  (10.30%):
                          BANKING  (3.51%):
               11,810     Deutsche Banc AG,  ADR                                                                     815,325
                                                                                                          -------------------

                          COMPUTER SOFTWARE  (2.15%):
               14,494     SAP AG,  ADR                                                                               499,898
                                                                                                          -------------------

                          DIVERSIFIED MANUFACTURING OPERATIONS  (2.08%):
                9,445     Siemens AG, ADR (a)                                                                        483,893
                                                                                                          -------------------

                          INSURANCE  (2.56%):
               21,092     Allianz AG, ADR                                                                            593,947
                                                                                                          -------------------
                                                                                                                   2,393,063
                                                                                                          -------------------
                          HONG KONG  (3.02%):
                          CLOSED END FUNDS  (2.38%):
               61,000     iShares MSCI Hong Kong                                                                     551,440
                                                                                                          -------------------

                          DIVERSIFIED OPERATIONS  (0.64%):
                3,471     Hutchison Whampoa Ltd., ADR                                                                147,970
                                                                                                          -------------------
                                                                                                                     699,410
                                                                                                          -------------------
                          ITALY  (1.35%):
                          BANKING  (1.35%):
               12,500     San Paolo - IMI S.P.A., ADR                                                                313,164
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY GROWTH PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          JAPAN  (20.11%):
                          AUDIO/VIDEO PRODUCTS  (1.51%):
                7,800     Sony Corp., ADR                                                                      $     350,220
                                                                                                          -------------------

                          AUTOMOBILES & TRUCKS  (1.59%):
                6,032     Toyota Motor Corp., ADR                                                                    368,555
                                                                                                          -------------------

                          BANKING & FINANCE  (2.36%):
               64,631     Mitsubishi Tokyo Financial Group,
                          Inc. ADR                                                                                   548,071
                                                                                                          -------------------

                          COSMETICS/TOILETRIES  (3.31%):
                3,029     Kao Corp., ADR                                                                             768,698
                                                                                                          -------------------

                          FINANCE  (2.35%):
               10,960     Orix Corp.,  ADR                                                                           546,356
                                                                                                          -------------------

                          IDENTIFICATION SYSTEMS/DEVELOPMENT  (2.00%):
                4,500     Secom Co., Ltd.,  ADR                                                                      463,610
                                                                                                          -------------------

                          OFFICE EQUIPMENT  (2.34%):
               17,820     Canon, Inc.,  ADR                                                                          542,084
                                                                                                          -------------------

                          RETAIL  (2.29%):
               16,018     Seven-Eleven Japan Ltd.,  ADR                                                              530,340
                                                                                                          -------------------

                          SOFTWARE & COMPUTER SERVICES  (0.44%):
                6,800     Trend Micro, Inc., ADR                                                                     101,395
                                                                                                          -------------------

                          TELECOMMUNICATIONS  (1.92%):
               19,700     Nippon Telegraph and Telephone
                          Corp., ADR                                                                                 445,023
                                                                                                          -------------------
                                                                                                                   4,664,352
                                                                                                          -------------------
                          NETHERLANDS  (12.92%):
                          BANKING  (4.66%):
               34,140     ING Groep NV,  ADR                                                                       1,081,555
                                                                                                          -------------------

                          ELECTRONICS  (1.83%):
               15,874     Koninklijke Philips Electronics NV                                                         424,947
                                                                                                          -------------------

                          MULTI-MEDIA  (3.64%):
               25,750     VNU NV,  ADR                                                                               845,579
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY GROWTH PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          TRANSPORT - AIR FREIGHT  (2.79%):
               30,264     TNT Post Groep NV, ADR                                                            $        647,044
                                                                                                          -------------------
                                                                                                                   2,999,125
                                                                                                          -------------------
                          SOUTH KOREA  (0.68%):
                          TELECOMMUNICATIONS  (0.68%):
                7,585     Korea Telecom Corp.,  ADR                                                                  157,692
                                                                                                          -------------------

                          SPAIN  (6.90%):
                          BANKING  (4.39%):
               43,250     Banco Bilbao Vizcaya Argentari,
                          ADR                                                                                        564,412
                                                                                                          -------------------
               49,587     Banco Santander Central Hispano
                          Americano, ADR                                                                             453,721
                                                                                                          -------------------
                                                                                                                   1,018,133
                                                                                                          -------------------
                          TELECOMMUNICATIONS  (2.51%):
               16,511     Telefonica, ADR (a)                                                                        582,013
                                                                                                          -------------------
                                                                                                                   1,600,146
                                                                                                          -------------------
                          SWITZERLAND  (6.05%):
                          FOOD PRODUCTS  (4.52%):
               19,918     Nestle, ADR                                                                              1,050,195
                                                                                                          -------------------

                          HUMAN SERVICES  (1.53%):
               29,000     Adecco, ADR                                                                                354,896
                                                                                                          -------------------
                                                                                                                   1,405,091
                                                                                                          -------------------
                          UNITED KINGDOM  (25.64%):
                          ADVERTISING  (1.96%):
                9,200     WPP Group PLC, ADR                                                                         455,124
                                                                                                          -------------------

                          BANKING  (3.12%):
                5,800     Barclays PLC, ADR                                                                          725,000
                                                                                                          -------------------

                          BEVERAGES  (1.22%):
                7,050     Diageo PLC - ADR                                                                           284,283
                                                                                                          -------------------

                          FINANCIAL SERVICES  (3.62%):
               14,150     HSBC Holdings PLC, ADR                                                                     841,076
                                                                                                          -------------------

                          INSURANCE  (2.38%):
               21,950     Prudential, PLC, ADR                                                                       553,032
                                                                                                          -------------------

                          MULTI-MEDIA  (1.07%):
                3,670     Reuters Group PLC, ADR                                                                     248,459
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY GROWTH PORTFOLIO


       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          OIL & GAS  (3.59%):
               16,832     Shell Transport & Trading Co., ADR                                                    $    832,342
                                                                                                          -------------------

                          PHARMACEUTICALS  (3.93%):
               17,238     GlaxoSmithKline PLC, ADR (a)                                                               912,752
                                                                                                          -------------------

                          TELECOMMUNICATIONS  (4.75%):
               54,720     Vodafone Group PLC, ADR                                                                  1,102,609
                                                                                                          -------------------
                                                                                                                   5,954,677
                                                                                                          -------------------

                                     Total Common Stocks (Cost $28,688,046)                                     $ 23,548,649
                                                                                                          -------------------

Total Investments (Cost $28,688,046)                                                              101.46%       $ 23,548,649
                                                                                                          -------------------

Liabilities in excess of other assets                                                             (1.46%)          (339,088)
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 23,209,561
                                                                                                          ===================

------------
Percentages indicated are based on net assets of $23,209,561.
(a)  Non-income producing security.

Summary of Abbreviations:
ADR - American Depository Receipt

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          ASSET BACKED SECURITIES  (1.20%):
          $   500,000     Residential Asset Securities Corp.,
                          Series 1999-KS2, Class A14,
                          6.80%, 10/25/23                                                                         $  512,170
                                                                                                          -------------------


                          Total Asset Backed Securities (Cost $507,500)                                              512,170
                                                                                                          -------------------

                          CORPORATE BONDS  (52.49%):

                          AUTOMOTIVE  (3.50%):
            1,500,000     TRW, Inc., 6.05%,  1/15/05                                                               1,500,000
                                                                                                          -------------------

                          BANK, INSURANCE & FINANCE  (8.55%):
              825,000     Geico Corp., 9.15%, 9/15/21                                                                863,552
              881,792     PNC Mortgage Securities Corp.,
                          6.75%, 10/25/28                                                                            902,734
            1,844,578     PNC Mortgage Securities Corp.,
                          7.22%, 10/25/29                                                                          1,895,304
                                                                                                          -------------------
                                                                                                                   3,661,590
                                                                                                          -------------------
                          CHEMICALS  (3.61%):
            1,500,000     ICI Wilmington, Inc., 6.95%, 9/15/04                                                     1,547,385
                                                                                                          -------------------

                          ELECTRIC UTILITIES  (11.83%):
            1,000,000     Detroit Edison Co., 7.50%, 2/1/05                                                        1,063,069
            1,000,000     Jersey Central Power & Light, 6.38%
                          5/1/03                                                                                   1,018,060
            1,000,000     Philadelphia Electric Co., 5.63%,
                          11/1/01                                                                                  1,002,030
              600,000     Public Service Electric & Gas Co.,
                          8.88%,  6/1/03                                                                             641,256
              150,000     Public Service Electric & Gas Co.,
                          7.88%,  11/1/01                                                                            150,744
              550,000     South Carolina Electric & Gas Co.,
                          7.50%, 6/15/05                                                                             591,723
              700,000     Southern California Edison,
                          5.88%, 1/15/49                                                                             591,500
                                                                                                          -------------------
                                                                                                                   5,058,382
                                                                                                          -------------------
                          ENERGY  (0.72%):
              300,000     Shell Oil Co., 6.70%, 8/15/02                                                              307,824
                                                                                                          -------------------

                          FINANCIAL SERVICES  (6.15%):
            1,000,000     Associates Corp. North America,
                          6.63%, 6/15/05                                                                           1,052,100

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          CORPORATE BONDS, CONTINUED
                          FINANCIAL SERVICES, CONTINUED

  $           275,283     Bellsouth Savings & Security

                          Employee Stock Option Plan, MTN,
                          Series A,  9.13%, 7/1/03                                                          $        288,172
              165,576     Bellsouth Savings & Security
                          Employee Stock Option Plan, MTN,
                          Series A, 9.13%, 7/1/03                                                                    178,868
              750,000     BHP Finance USA, 7.88%,
                          12/1/02                                                                                    781,185
              103,575     Copelco Capital Funding Corp.,
                          Series 1999-B, Class A3,
                           6.61%, 12/18/02                                                                           104,514
              220,608     Guaranteed Export Trust, 6.28%,
                          6/15/04                                                                                    227,017
                                                                                                          -------------------
                                                                                                                   2,631,856
                                                                                                          -------------------
                          HEALTHCARE SERVICES  (2.97%):
            1,200,000     Tenet Healthcare Corp., 8.63%, 12/1/03                                                   1,272,000
                                                                                                          -------------------

                          METALS/MINING  (2.81%):
            1,200,000     Cyprus Minerals, Inc., 6.63%, 10/15/05                                                   1,203,216
                                                                                                          -------------------

                          MULTIMEDIA  (2.41%):
            1,000,000     Westinghouse Electric Corp., 8.38%,
                          6/15/02                                                                                  1,033,310
                                                                                                          -------------------

                          OIL/GAS  (0.67%):
              275,000     Amoco Canada Co., 7.25%, 12/1/02                                                           286,248
                                                                                                          -------------------

                          PHARMACEUTICALS  (2.54%):
            1,000,000     American Home Products, 7.90%,
                          2/15/05                                                                                  1,086,470
                                                                                                          -------------------

                          TECHNOLOGY  (2.41%):
            1,000,000     Lockheed Martin Corp., 6.75%, 3/15/03
                          Telecommunications  (1.25%):                                                             1,033,060
              500,000     Bell Atlantic West Virginia, 7.00%,
                          8/15/04                                                                                    534,510
                                                                                                          -------------------
                                                                                                                   1,567,570
                                                                                                          -------------------
                          TRANSPORTATION  (3.07%):
            1,300,000     Union Pacific Corp., Series E, 6.12%,
                          2/1/04                                                                                   1,315,652
                                                                                                          -------------------


                          Total Corporate Bonds (Cost $22,132,724)                                                22,471,503
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          U.S. GOVERNMENT AGENCY MORTGAGES  (22.05%):

                          FANNIE MAE  (10.67%):
  $         4,400,000     6.00%,  5/15/08                                                                   $      4,569,136
                                                                                                          -------------------

                          FREDDIE MAC  (11.38%):
            1,000,000     5.13%, 10/15/08                                                                            986,250
               72,799     6.13%, 12/15/13, Series 1921,
                          Class T                                                                                     72,662
              168,911     6.50%, 3/15/06, Series 1369,
                          Class G                                                                                    168,593
              114,688     6.50%, 9/15/06, Series 1465,
                          Class E                                                                                    114,688
              120,174     7.25%, 4/15/24, Series 1921,
                          Class T                                                                                    120,324
            3,000,000     7.63%, 5/14/10, Series EA10                                                              3,407,340
                                                                                                          -------------------
                                                                                                                   4,869,857
                                                                                                          -------------------

                          Total U.S. Government Agency Mortgages (Cost $8,996,558)                                 9,438,993
                                                                                                          -------------------

                          U.S. TREASURY OBLIGATIONS  (17.39%):

                          U.S. TREASURY INFLATION PROTECTED BONDS  (2.66%):
            1,123,420     3.38%, 1/15/07                                                                           1,137,463
                                                                                                          -------------------

                          U.S. TREASURY NOTE  (14.73%):
            6,000,000     5.63%, 5/15/08                                                                           6,308,460
                                                                                                          -------------------


                          Total U.S. Treasury Obligations (Cost $7,081,210)                                      $ 7,445,923
                                                                                                          -------------------

Total Investments (Cost $38,717,992)                                                             93.13%         $ 39,868,589
                                                                                                          -------------------

Other assets in excess of liabilities                                                            6.87%             2,941,148
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                100.00%         $ 42,809,737
                                                                                                          ===================


------------
Percentages indicated are based on net assets of $42,809,737.

SUMMARY OF ABBREVIATIONS:
MTN - Medium Term Note

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS  (95.08%):

                          ARIZONA  (3.88%):
                          WATER/SEWER  (3.88%):
          $   500,000     Sedona, Wastewater Municipal
                          Property, Corporate Excise Tax
                          Revenue, 4.75%, 7/1/27, Callable
                          7/1/08 @ 100, MBIA                                                                      $  485,690
                                                                                                          -------------------

                          CALIFORNIA  (6.65%):
                          HOUSING  (2.87%):
              350,000     State Housing Financing Agency,
                          Revenue, Single Family Mortgage
                          Purchase Amount, Series A, Class I,
                          5.30%, 8/1/18, Callable 2/1/08 @
                          101.50, FHA                                                                                360,227
                                                                                                          -------------------

                          PUBLIC FACILITIES  (2.12%):
              250,000     State Public Works Board Lease
                          Revenue, State University Projects,
                          Series A, 5.38%, 10/1/17, Callable
                          10/1/06 @ 102                                                                              264,843
                                                                                                          -------------------

                          TURNPIKE/TOLL  (1.66%):
              200,000     Foothill/Eastern Corridor Agency, Toll
                          Road Revenue, 5.75%, 1/15/40,
                          Callable 1/15/10 @ 101                                                                     207,744
                                                                                                          -------------------
                                                                                                                     832,814
                                                                                                          -------------------
                          COLORADO  (4.72%):
                          HEALTH/HOSPITAL  (1.29%):
              150,000     Denver, City & County Revenue,
                          Children's Hospital Association
                          Project, 6.00%, 10/1/15, Callable
                          10/1/03 @ 102, FGIC
                          Public Facilities  (3.43%):                                                                161,330
              400,000     Denver, City & County, Excise Tax
                          Revenue, Colorado Convention Center
                          Project, Series A, 5.50%, 9/1/17,
                          Callable 3/1/11 @ 100, FSA                                                                 430,004
                                                                                                          -------------------
                                                                                                                     591,334
                                                                                                          -------------------
                          DISTRICT OF COLUMBIA  (1.88%):
                          PUBLIC FACILITIES  (1.88%):
              250,000     Washington, Convention Center
                          Authority, Dedicated Tax Revenue,
                          4.75%, 10/1/28, AMBAC                                                                      235,958

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          FLORIDA  (0.30%):
                          EDUCATION  (0.30%):
            $  35,000     Dade County School Board
                          Certification Participation, Series A,
                          5.75%, 5/1/12                                                                          $    37,883
                                                                                                          -------------------

                          GEORGIA  (3.71%):
                          EDUCATION  (1.89%):
              215,000     Jackson County School District, GO,
                          6.00%, 7/1/14, MBIA                                                                        236,958

                          GENERAL OBLIGATION  (1.82%):
              200,000     State, GO, 6.25%, 4/1/07                                                                   227,776
                                                                                                          -------------------
                                                                                                                     464,734
                                                                                                          -------------------
                          HAWAII  (4.00%):
                          GENERAL OBLIGATION  (4.00%):
              505,000     State, GO, Series CR, 4.75%, 4/1/18,
                          Callable 4/1/08 @101                                                                       500,405
                                                                                                          -------------------


                          ILLINOIS  (4.01%):
                          HEALTH/HOSPITAL  (4.01%):
              500,000     State Health Facilities Authority
                          Revenue, Northwestern Medical Facility
                          Foundation, 5.00%, 11/15/18, Callable
                          5/15/08 @ 101                                                                              501,715
                                                                                                          -------------------

                          IOWA  (0.42%):
                          WATER/SEWER  (0.42%):
               50,000     West Des Moines Water Revenue,
                          6.80%, 12/1/13, AMBAC                                                                       52,646
                                                                                                          -------------------

                          KENTUCKY  (4.11%):
                          AIRPORT  (4.11%):
              500,000     Louisville & Jefferson County, Airport
                          Authority, Airport System Revenue,
                          Series A, 5.38%, 7/1/23, Callable
                          7/1/11 @ 101                                                                               514,150
                                                                                                          -------------------

                          LOUISIANA  (1.32%):
                          GENERAL OBLIGATION  (1.32%):
              150,000     New Orleans, GO, 6.13%, 10/1/16,
                          Callable 10/1/05 @ 101, AMBAC                                                              164,955
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          MARYLAND  (2.61%):
                          WATER/SEWER  (2.61%):
           $  300,00      State Energy Funding Administration,
                          Solid Waste Disposal, Limited
                          Obligation Revenue, 6.30%, 12/1/10,
                          Callable 12/1/06 @ 102                                                                  $  326,571
                                                                                                          -------------------

                          MISSOURI  (0.25%):
                          HOUSING  (0.25%):
               30,000     State Housing Development
                          Community Mortgage, Single Family
                          Housing Revenue, Series C, 6.90%,
                          7/1/18, Callable 1/1/02 @ 102, GNMA                                                         30,739
                                                                                                          -------------------

                          NEBRASKA  (0.36%):
                          POWER/UTILITY  (0.36%):
               40,000     Omaha Public Power District,
                          Electric Revenue, Series C, 5.50%, 2/1/2014                                                 44,583
                                                                                                          -------------------

                          NEVADA  (1.26%):
                          HOUSING  (1.26%):
              150,000     State Housing Division, Revenue, Single
                          Family Program, Series A-1, 6.15%, 4/1/17,
                          Callable 4/1/06 @ 102                                                                      158,346
                                                                                                          -------------------

                          NEW YORK  (6.36%):
                          EDUCATION  (1.14%):
              125,000     State Dormitory Authority Revenue, 5.75%,
                          7/1/09, FGIC                                                                               142,245
                                                                                                          -------------------

                          HOUSING  (0.64%):
               75,000     State Homeownership Mortgage Revenue,
                          Series 54, 6.10%, 10/1/15, Callable 4/1/06 @ 102                                            79,636
                                                                                                          -------------------

                          POLLUTION CONTROL  (0.35%):
               40,000     State Environmental Facilities Corp., Pollution
                          Control Revenue, 5.88%, 6/15/14, Callable
                          6/15/04 @ 102                                                                               43,574
                                                                                                          -------------------

                          TAX ALLOCATION  (4.23%):
              500,000     New York City, Transitional Finance Authority,
                          Revenue, Future Tax Secured, Series A,
                          5.38%, 2/15/18, Callable 2/15/10 @ 101                                                     530,645
                                                                                                          -------------------
                                                                                                                     796,100

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          NORTH DAKOTA  (5.01%):
                          HOUSING  (5.01%):
  $           240,000     State Housing Finance Agency,
                          Revenue, Series A, 5.25%, 7/1/18,
                          Callable 1/1/08 @ 101.50                                                          $        240,463
              377,000     State Housing Financing Agency,
                          Revenue, Housing Financing Program,
                          Series C, 5.50%, 7/1/18, Callable
                          7/1/08 @ 102                                                                               386,779
                                                                                                          -------------------
                                                                                                                     627,242
                                                                                                          -------------------
                          OHIO  (0.47%):
                          HEALTH/HOSPITAL  (0.47%):
               50,000     Lorain County, Hospital Revenue,
                          Regional Medical Center, 7.75%,
                          11/1/13, Callable 11/1/05 @ 102,
                          AMBAC                                                                                       59,206
                                                                                                          -------------------

                          PENNSYLVANIA  (4.55%):
                          POWER/UTILITY  (3.92%):
              500,000     Philadelphia, Gas Works, Revenue,
                          Series 2, 5.00%, 7/1/29, Callable
                          7/1/09 @ 101, FSA
                          Revenue  (0.63%):                                                                          491,115
               75,000     Philadelphia, Municipal Authority
                          Revenue, Series A, 5.63%, 11/15/14,
                          Callable 11/15/03 @ 102                                                                     78,333
                                                                                                          -------------------
                                                                                                                     569,448
                                                                                                          -------------------
                          PUERTO RICO  (0.56%):
                          POWER/UTILITY  (0.56%):
               65,000     Electric Power Authority, Revenue, Series X,
                          6.00%, 7/1/15, Callable 7/1/05 @ 102                                                        70,183
                                                                                                          -------------------

                          SOUTH CAROLINA  (6.03%):
                          HEALTH/HOSPITAL  (2.04%):
              250,000     Spartanburg County Health Services
                          District Inc., Hospital Revenue, Series
                          B, 5.13%, 4/15/17, Callable 4/15/07 @
                          101, MBIA                                                                                  254,975
                                                                                                          -------------------

                          POWER/UTILITY  (3.99%):
              500,000     Piedmont Municipal Power Agency
                          Electric, Series A, 5.00%, 1/1/18,
                          Callable 1/1/02 @100                                                                       500,180
                                                                                                          -------------------
                                                                                                                     755,155

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          TENNESSEE  (4.02%):
                          AIRPORT  (4.02%):
  $           500,000     Memphis Shelby County, Airport
                          Revenue, Series B, 5.13%, 3/1/26,
                          Callable 3/1/11 @ 100, FSA                                                        $        503,665
                                                                                                          -------------------

                          TEXAS  (12.16%):
                          EDUCATION  (9.43%):
              250,000     Houston, Independent School
                          District, GO, Series A, 5.00%, 2/15/24,
                          Callable 2/15/09 @ 100, PSFG                                                               248,325
              500,000     Nacogdoches, Independent School
                          District, GO, 5.25%, 2/15/21, Callable
                          2/15/11 @ 100, PSF-GTD                                                                     511,584
              400,000     Texas State University, System Revenue,
                          5.38%, 3/15/17, Callable 3/15/10 @ 100, FSA                                                419,664
                                                                                                          -------------------
                                                                                                                   1,179,573
                                                                                                          -------------------
                          GENERAL OBLIGATION  (0.62%):
               75,000     Houston, GO, 5.25%, 4/1/14,
                          Prerefunded 4/1/05 @ 100                                                                    76,989
                                                                                                          -------------------

                          HOUSING  (1.71%):
              200,000     State Veterans Housing Assistance,
                          GO, Series B, 5.75%, 12/1/13, FHA                                                          214,350
                                                                                                          -------------------

                          POWER/UTILITY  (0.40%):
               50,000     Brazos River Authority Revenue,
                          5.80%, 8/1/15, Callable 10/15/01 @ 101                                                      50,614
                                                                                                          -------------------
                                                                                                                   1,521,526
                                                                                                          -------------------
                          UTAH  (3.17%):
                          GENERAL OBLIGATION  (3.17%):
              400,000     Clearfield City, GO, 5.00%, 2/1/23,
                          Callable 2/1/09 @ 100, MBIA                                                                396,868
                                                                                                          -------------------

                          VIRGINIA  (2.47%):
                          HOUSING  (2.47%):
              300,000     State Housing Development
                          Authority, Revenue, Commonwealth
                          Mortgage, Series B, 5.40%, 1/1/15                                                          309,501
                                                                                                          -------------------

                          WASHINGTON  (2.43%):
                          EDUCATION  (2.14%):
              250,000     Spokane County School District #356,
                          Revenue, Series A, 5.45%, 6/1/13, FGIC                                                     266,853

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL AMOUNT                                                                                               VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          POWER/UTILITY  (0.29%):
  $            35,000     Seattle, Municipal Light & Power
                          Revenue, Series A, 5.75%, 8/1/11                                                  $         36,721
                                                                                                          -------------------
                                                                                                                     303,574
                                                                                                          -------------------
                          WISCONSIN  (8.16%):
                          HEALTH/HOSPITAL  (5.66%):
              300,000     State Health & Educational Authority,
                           Revenue, Aurora Health Care, Inc.,
                          5.25%, 8/15/27, Callable 8/15/07 @
                          102, MBIA                                                                                  302,397
              400,000     State Health & Educational Facilities
                           Authority, Revenue, Waukesha
                          Memorial Hospital, Series A, 5.25%,
                          8/15/19, Callable 8/15/06 @ 102,
                          AMBAC                                                                                      406,507
                                                                                                          -------------------
                                                                                                                     708,904
                                                                                                          -------------------
                          HOUSING  (2.50%):
              300,000     State Housing & Economic
                          Development Authority,
                          Homeownership Revenue, Series F,
                          6.20%, 3/1/27, Callable 9/1/06 @ 102                                                       313,197
                                                                                                          -------------------
                                                                                                                   1,022,101
                                                                                                          -------------------
                          WYOMING  (0.21%):
                          HOUSING  (0.21%):
               25,000     Community Development Authority
                          Housing Revenue, Series 1, 6.65%,
                          12/1/06, Callable 1/1/05 @ 102                                                              25,982
                                                                                                          -------------------


                          Total Municipal Bonds                                                                 $ 11,903,074
                                                                                                          -------------------

Total Investments (Cost $11,498,167)                                                               95.08%       $ 11,903,074
                                                                                                          -------------------

Other assets in excess of liabilities                                                               4.92%            615,312
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 12,518,386
                                                                                                          ===================

------------
Percentages indicated are based on net assets of $12,518,386.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by AMBAC Indemnity Corporation
FGIC - Insured by Financial Guaranty Insurance Corporation
FHA - Federal Housing Administration

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

SUMMARY OF ABBREVIATIONS, CONTINUED

FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
GO - General Obligation
GTD -Guaranteed
MBIA - Insured by Municipal Bond Insurance Association
PSFG - Permanent School Funding Guaranteed

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                         VALUE
----------------------                                                                                          ------------------
                          U.S. GOVERNMENT NOTES  (106.07%):

                          FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (34.18%):
         $  3,485,000     3.62%, 9/13/01                                                                              $ 3,480,795
            2,970,000     3.50%, 9/14/01                                                                                2,966,246
              215,000     4.00%, 9/21/01                                                                                  214,522
            1,420,000     4.95%, 9/25/01                                                                                1,415,314
            1,119,000     3.52%, 9/27/01                                                                                1,116,155
            1,540,000     3.66%, 9/27/01                                                                                1,535,929
              880,000     3.62%, 10/4/01                                                                                  877,080
              340,000     3.44%, 10/5/01                                                                                  338,896
              314,000     3.40%, 11/8/01                                                                                  311,984
            2,095,000     3.61%, 11/8/01                                                                                2,080,715
              288,000     4.82%, 11/30/01                                                                                 284,530
              640,000     3.60%, 2/22/02                                                                                  628,864
              255,000     3.74%, 3/22/02                                                                                  249,649
                                                                                                                ------------------


                          Total Federal National Mortgage Association Discount Notes                                   15,500,679
                                                                                                                ------------------
                          (Cost
                          15,500,679)

                          FEDERAL FARM CREDIT BANK  (1.70%):
              670,000     3.53%, 9/17/01                                                                                  668,949
              105,000     4.55%, 11/19/01                                                                                 103,952
                                                                                                                ------------------


                          Total Federal Farm Credit Bank( Cost 772,901)                                                   772,901
                                                                                                                ------------------

                          FEDERAL HOME LOAN BANK  (16.84%):
            1,290,000     3.56%, 9/5/01                                                                                 1,289,490
              434,000     3.47%, 9/21/01                                                                                  433,163
              550,000     3.61%, 10/3/01                                                                                  548,235
            2,310,000     3.46%,11/7/01                                                                                 2,295,125
            1,000,000     5.26%, 5/17/02                                                                                1,007,354
            2,000,000     6.88%, 7/18/02                                                                                2,062,420
                                                                                                                ------------------


                          Total Federal Home Loan Bank  (Cost 7,635,787)                                                7,635,787
                                                                                                                ------------------

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                         VALUE
----------------------                                                                                          ------------------
                          U.S. GOVERNMENT NOTES, CONTINUED:

                          FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (53.35%):
  $           235,000     3.55%, 9/4/01                                                                               $   234,930
            3,375,000     3.65%, 9/13/01                                                                                3,370,894
              155,000     3.60%, 9/18/01                                                                                  154,736
            2,280,000     3.56%, 9/18/01                                                                                2,276,167
              762,000     3.45%, 9/25/01                                                                                  760,247
               48,000     3.60%, 10/11/01                                                                                  47,808
            1,515,000     3.38%, 10/16/01                                                                               1,508,599
            2,000,000     3.50%, 10/19/01                                                                               1,990,667
            2,375,000     3.40%, 10/23/01                                                                               2,363,336
            2,582,000     3.40%, 10/31/01                                                                               2,567,369
              420,000     3.35%, 11/2/01                                                                                  417,577
              825,000     3.54%, 11/9/01                                                                                  819,402
              760,000     3.51%, 11/16/01                                                                                 754,368
            3,300,000     3.48%, 11/26/01                                                                               3,272,566
              599,000     3.30%, 11/29/01                                                                                 594,113
            1,000,000     5.50%, 5/15/02                                                                                1,008,766
            2,000,000     6.63%, 8/15/02                                                                                2,057,960
                                                                                                                ------------------


                          Total Federal Home Loan Mortgage Discount Notes                                            $ 24,199,505
                                                                                                                ------------------
                          (Cost 24,199,505)

Total Investments (Cost $48,108,872)                                                                    106.07%      $ 48,108,872
                                                                                                                ------------------

Liabilities in excess of other assets                                                                   (6.07%)       (2,754,219)
                                                                                                                ------------------

TOTAL NET ASSETS                                                                                        100.00%      $ 45,354,653
                                                                                                                ==================

------------
Percentages indicated are based on net assets of $45,354,653.

(a) Amortized cost for federal income tax and financial reporting purposes are the same.

See accompanying notes to financial statements.

                       This page intentionally left blank.

                       This page intentionally left blank.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                    -------------- -------------- ------------- ------------ ------------ ----------  -------------
                                                                                                                           U.S.
                                        LARGE          LARGE                                                            GOVERNMENT
                                    CAPITALIZATION CAPITALIZATION   SMALL      INTERNATIONAL  INVESTMENT  MUNICIPAL       MONEY
                                        VALUE         GROWTH     CAPITALIZATION   EQUITY     QUALITY BOND   BOND          MARKET
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO     PORTFOLIO
                                    -------------- -------------- ------------- ------------ ------------ ----------  -------------
ASSETS:
Investments, (including repurchase
agreements of $0, $0, $2,018,000,
$0, $0, $0, $0, respectively; note
1f), at value cost - ($79,635,340;
$78,936,493; $47,046,665; $28,688,046;
$38,717,992; $11,498,167; and
$48,108,872, respectively; note 1a)    $81,417,810  $73,761,610  $47,789,231   $23,548,649  $39,868,589  $11,903,074  $48,108,872
Cash                                         3,969      908,085           21             -    6,701,267      471,896          959
Interest and dividends receivable          154,225       64,315       66,847        58,465      624,376      144,405       53,680
Receivable for capital shares issued        57,164       48,365      373,073       678,590       16,355            -      125,065
Receivable due from Manager                      -            -       73,147        25,018            -            -            -
Prepaid expenses and other assets          195,783      145,060            -        89,490       55,536       33,454       71,957
 Total Assets                           81,828,951   74,927,435   48,302,319    24,400,212   47,266,122   12,552,829   48,360,533

LIABILITIES:
Payable to Manager                          46,597       44,485       26,634        17,258       20,962        5,754       18,193
Dividends payable                                -            -            -             -            -            -        4,114
Payable for investments purchased          407,310            -      244,295             -            -            -            -
Payable for shares of beneficial           102,569       96,646       15,218        22,646    4,425,919        8,883    2,977,646
    interest redeemed
Administration fee payable                   7,228        6,923        4,064         2,299        3,824        1,049        3,849
Other payables and accrued expenses          4,201        4,322       29,085         1,066        5,680       18,757        2,078
Cash overdraft                                   -            -            -     1,147,382            -            -            -
     Total Liabilities                     567,905      152,376      319,296     1,190,651    4,456,385       34,443    3,005,880

NET ASSETS:
Shares of beneficial interest at
    par value                               42,213       49,551       39,887        25,624       41,044       11,758      234,576
Paid-in-surplus                         74,163,206   82,909,369   42,427,998    29,692,096   41,935,500   12,167,967   45,094,033
Accumulated undistributed net
    investment income (loss)                32,264        1,896        1,897         1,896        1,895        1,896        1,318
Accumulated net realized gains
    (losses) on investments              5,240,893   (3,010,874)   4,770,675    (1,370,658)    (319,299)     (68,142)      24,726
Net unrealized appreciation
    (depreciation) on investments        1,782,470   (5,174,883)     742,566    (5,139,397)   1,150,597      404,907            -
     Total Net Assets                  $81,261,046  $74,775,059  $47,983,023   $23,209,561  $42,809,737  $12,518,386  $45,354,653

NET ASSET VALUE PER SHARE
    Class I
    Net Assets                         $76,542,976  $70,129,185  $46,248,777   $22,019,749  $40,464,453  $11,873,767  $41,080,725
    Shares of Beneficial interest
        outstanding                      3,971,606    4,639,587    3,841,229     2,428,043    3,879,530    1,115,358   41,057,708
    Net asset value and offering price
        per Share                      $     19.27  $     15.12  $     12.04   $      9.07  $     10.43  $     10.65  $      1.00

NET ASSET VALUE PER SHARE
    Class B
    -------
    Net Assets                         $ 1,186,074  $ 1,139,558  $   422,246   $   284,635  $   338,916  $    39,240  $   109,094
    Shares of Beneficial interest
        outstanding                         62,803       77,460       35,976        32,084       32,514        3,682      109,019
    Net asset value and offering price
        per Share                      $     18.89  $     14.71  $     11.74   $      8.87  $     10.42  $     10.66  $      1.00

NET ASSET VALUE PER SHARE
    Class C
    -------
    Net Assets                         $ 3,531,996  $ 3,506,316  $ 1,312,000   $   905,177  $ 2,006,368  $   605,379  $ 4,164,834
    Shares of Beneficial interest
        outstanding                        186,894      237,892      111,479       102,124      192,264       56,758    4,163,777
    Net asset value and offering price
        per Share                      $     18.90  $     14.74  $     11.77   $      8.86  $     10.44  $     10.67  $      1.00


See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                     -------------- -------------  -------------- -------------  ------------ ---------- -----------
                                                                                                                             U.S.
                                         LARGE         LARGE                                                             GOVERNMENT
                                     CAPITALIZATION CAPITALIZATION     SMALL      INTERNATIONAL   INVESTMENT   MUNICIPAL    MONEY
                                         VALUE         GROWTH      CAPITALIZATION    EQUITY      QUALITY BOND    BOND      MARKET
                                       PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                     -------------- -------------  -------------- -------------  ------------ ---------- -----------

INVESTMENT INCOME
 Interest income                        $  127,189  $    111,832   $   101,772     $          -  $2,371,766  $  561,311  $2,294,449
 Dividend income                         1,211,017       596,261       452,718(a)       341,516           -           -           -
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

 Total Investment Income                 1,338,206       708,093       554,490          341,516   2,371,766     561,311   2,294,449
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

OPERATING EXPENSES
Management fees (notes 2a, 2e)             555,503       672,698       312,432          240,219     217,201      58,520     199,971
Administration fees (note 2c)               51,100        80,300        25,550           18,250      29,200       9,125      36,500
Distribution & service fees (note 2d)
    Class B                                 14,149        20,201         4,220            3,629       1,720         194       1,185
    Class C                                 38,174        48,502        13,953           11,873      17,599       2,463      13,770
Custodian fees (note 2a)                    51,682        63,226        71,441           60,436      64,181      59,722      55,673
Professional Fees                           32,602        34,427        28,952           23,477      24,572      18,002      27,127
Trustees' fees                               3,650        18,600        10,049            1,500       7,614       1,500      10,049
Transfer agent fees                        301,819       392,057       198,888          150,456     108,310      18,250      73,000
Registration and filing fees                30,587        23,959        24,280           24,451      21,499      18,389      27,145
Printing costs                              10,950        23,813        13,184            5,040      10,950           -      13,180
Other                                        4,117         6,070        13,406            2,252       2,201         730       3,194
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------
Total operating expenses                 1,094,333     1,383,853       716,355          541,583     505,047     186,895     460,794
    Less: Management fees waived
        and/or expenses assumed
        (note 2a)                                -             -       (73,147)         (25,018)          -     (55,465)     (1,393)
        Expense offset
        arrangement (note 2a)                 (582)      (57,319)       (3,165)         (60,436)    (59,341)     (1,322)       (923)
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

Net Operating Expenses                   1,093,751     1,326,534       640,043          456,129     445,706     130,108     458,478
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

Net Investment Income (Loss)               244,455      (618,441)      (85,553)        (114,613)  1,926,060     431,203   1,835,971
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

REALIZED / UNREALIZED GAINS (LOSSES)
     FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
     securities                          6,682,983    (1,949,604)    7,056,737       (1,370,659)    357,026      36,720      31,680
Net change in unrealized appreciation
    (depreciation) on investments         (967,184)  (69,705,197)   (5,487,398)     (12,523,385)  1,618,275     549,005           -
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------
 Net realized/unrealized gains (losses)
     from investments and futures        5,715,799   (71,654,801)    1,569,339      (13,894,044)  1,975,301     585,725      31,680
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

 Net increase (decrease) in
    assets resulting from operations    $5,960,254  $(72,273,242)  $ 1,483,786     $(14,008,657) $3,901,361  $1,016,928  $1,867,651
                                        ==========  ============   ===========     ============  ==========  ==========  ==========

(a) Net of foreign withholding taxes of $3,467, $273, $2,293 and $57,363 for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      ------------------------------------     ------------------------------------
                                                          Large Capitalization Value              Large Capitalization Growth
                                                                   Portfolio                                Portfolio
                                                      ------------------------------------     ------------------------------------


                                                        Year ended           Year ended          Year ended           Year ended
                                                      August 31, 2001      August 31, 2000     August 31, 2001      August 31, 2000
                                                      ---------------      ---------------     ---------------      ---------------

OPERATIONS
       Net investment income (loss)                    $    244,455         $    518,044        $   (618,441)       $    (541,515)
       Net realized gain (loss) on investments            6,682,983            3,958,562          (1,949,604)          13,895,002
       Net change in unrealized appreciation
            (depreciation) on investments                  (967,184)          (4,982,517)        (69,705,197)          24,523,425
                                                       ------------         ------------        ------------        -------------
       Net increase (decrease) in net assets
          resulting from operations                       5,960,254             (505,911)        (72,273,242)          37,876,912
                                                       ------------         ------------        ------------        -------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
       Net Investment income
         Class I                                           (464,549)            (658,178)                  -                    -
         Class B                                             (8,907)              (2,492)                  -                    -
         Class C                                            (23,070)             (20,810)                  -                    -
       Net realized gain
         Class I                                         (1,882,532)          (7,097,607)        (13,255,670)          (7,263,382)
         Class B                                            (36,095)             (26,868)           (290,194)             (21,967)
         Class C                                            (93,487)            (224,407)           (704,533)            (232,902)
                                                       ------------         ------------        ------------        -------------
       Total dividends and distributions
         to shareholders                                 (2,508,640)          (8,030,362)        (14,250,397)          (7,518,251)
                                                       ------------         ------------        ------------        -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
       Net proceeds from shares sold
         Class I                                         24,645,554           27,751,163          37,092,937           49,262,429
         Class B                                            254,647            1,144,739             326,448            2,491,683
         Class C                                            863,882            3,704,069           1,434,327            6,128,643
       Reinvestment of dividends and distributions
         Class I                                          2,322,720            7,680,907          13,092,068            7,192,591
         Class B                                             44,115               27,162             283,386               20,096
         Class C                                            114,364              238,806             675,278              225,959
       Cost of shares redeemed
         Class I                                        (29,197,422)         (30,085,894)        (41,956,878)         (58,690,995)
         Class B                                           (448,506)             (45,282)           (581,590)            (125,520)
         Class C                                         (1,095,176)          (1,367,705)         (1,485,063)          (2,443,898)
                                                       ------------         ------------        ------------        -------------
       Net increase (decrease) in net assets from
       share transactions of beneficial interest         (2,495,822)           9,047,965           8,880,913            4,060,988
                                                       ------------         ------------        ------------        -------------

       Total increase (decrease) in net assets              955,792              511,692         (77,642,726)          34,419,649

NET ASSETS
       Beginning of the period                           80,305,254           79,793,562         152,417,785          117,998,136
       End of period (including undistributed
       (overdistributed) net investment income of
       $32,264, $284,335; $1,896, $1,896;
       $1,897, $1,897; $1,896, $1,896;
       $1,895, $1,895; $1,896, $2,044;
       $1,318, and $1,895, respectively)               $ 81,261,046         $ 80,305,254        $ 74,775,059        $ 152,417,785
                                                       ============         ============        ============        =============


                                                         ------------------------------------
                                                                Small Capitalization
                                                                      Portfolio
                                                         ------------------------------------


                                                           Year ended           Year ended
                                                         August 31, 2001      August 31, 2000
                                                         ---------------      ---------------

OPERATIONS
       Net investment income (loss)                       $    (85,553)        $   (163,297)
       Net realized gain (loss) on investments               7,056,737            3,281,321
       Net change in unrealized appreciation
            (depreciation) on investments                   (5,487,398)           8,442,326
                                                          ------------         ------------
       Net increase (decrease) in net assets
          resulting from operations                          1,483,786           11,560,350
                                                          ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
       Net Investment income
         Class I                                                     -                    -
         Class B                                                     -                    -
         Class C                                                     -                    -
       Net realized gain
         Class I                                            (4,261,420)            (477,007)
         Class B                                               (40,638)              (1,052)
         Class C                                              (150,891)             (10,630)
                                                          ------------         ------------
       Total dividends and distributions
         to shareholders                                    (4,452,949)            (488,689)
                                                          ------------         ------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
       Net proceeds from shares sold
         Class I                                             9,226,950           10,645,993
         Class B                                                57,104              330,613
         Class C                                               245,981            1,681,162
       Reinvestment of dividends and distributions
         Class I                                             4,227,358              474,540
         Class B                                                40,060                1,005
         Class C                                               150,741               10,629
       Cost of shares redeemed
         Class I                                           (12,686,793)         (11,731,700)
         Class B                                               (79,925)             (15,240)
         Class C                                              (633,157)            (597,010)
                                                          ------------         ------------
       Net increase (decrease) in net assets from
       share transactions of beneficial interest               548,319              799,992
                                                          ------------         ------------

       Total increase (decrease) in net assets              (2,420,844)          11,871,653

NET ASSETS
       Beginning of the period                              50,403,867           38,532,214
       End of period (including undistributed
       (overdistributed) net investment income of
       $32,264, $284,335; $1,896, $1,896;
       $1,897, $1,897; $1,896, $1,896;
       $1,895, $1,895; $1,896, $2,044;
       $1,318, and $1,895, respectively)                  $ 47,983,023         $ 50,403,867
                                                          ============         ============

See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

----------------------------------  -------------------------------  ------------------------------- -------------------------------
        International Equity            Investment Quality Bond               Municipal Bond           U.S. Government Money Market
             Portfolio                         Portfolio                        Portfolio                      Portfolio
----------------------------------  -------------------------------  ------------------------------- -------------------------------

    Year ended       Year ended       Year ended      Year ended       Year ended      Year ended     Year ended      Year ended
  August 31, 2001  August 31, 2000  August 31, 2001 August 31, 2000  August 31, 2001 August 31, 2000 August 31, 2001 August 31, 2000
  ---------------  ---------------  --------------- ---------------  --------------- --------------- --------------- ---------------

     $ (114,613)      $ (34,439)      $ 1,926,060     $ 2,060,292       $ 431,203      $ 450,879      $ 1,835,971      $ 2,146,725
     (1,370,659)      3,040,350           357,026        (651,960)         36,720       (104,862)          31,680           (4,591)

    (12,523,385)      3,434,380         1,618,275         614,883         549,005        200,242                -                -
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

    (14,008,657)      6,440,291         3,901,361       2,023,215       1,016,928        546,259        1,867,651        2,142,134
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------




              -        (178,106)       (1,846,296)     (2,012,045)       (423,954)      (448,029)      (1,784,987)      (2,109,276)
              -            (520)           (6,959)         (4,312)           (585)          (382)          (4,221)          (4,138)
              -          (2,430)          (72,805)        (43,936)         (7,165)        (2,471)         (47,340)         (33,311)

     (2,840,645)       (426,623)                -               -               -        (62,225)               -                -
        (38,164)         (1,245)                -               -               -            (48)               -                -
       (127,101)         (5,821)                -               -               -           (365)               -                -
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

     (3,005,910)       (614,745)       (1,926,060)     (2,060,293)       (431,704)      (513,520)      (1,836,548)      (2,146,725)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------




    232,445,429      14,990,360       159,213,632      11,618,769       7,848,104      1,689,751      164,862,688       61,134,769
         83,033         346,653           225,476          70,053          23,585         26,343           96,537          115,647
      1,391,258       1,378,461           794,018       1,379,097       1,567,322         73,956        4,972,997        2,236,416

      2,807,083         600,053         1,716,609       1,946,877         416,967        502,497        1,717,038        2,059,138
         38,026           1,763             6,699           4,164             586            399            3,950            3,944
        126,884           8,249            70,867          40,569           5,792          2,841           46,213           36,026

   (232,979,473)    (14,230,516)     (155,537,930)    (21,390,237)     (6,980,004)    (3,757,336)    (161,134,492)     (75,942,131)
        (52,470)         (5,745)          (27,671)        (14,110)         (2,682)       (18,707)        (106,281)         (75,248)
     (1,476,934)       (263,327)         (311,859)       (351,854)     (1,097,325)        (3,805)      (1,660,611)      (1,762,722)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

      2,382,836       2,825,951         6,149,841      (6,696,672)      1,782,345     (1,484,061)       8,798,039      (12,194,161)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

    (14,631,731)      8,651,497         8,125,142      (6,733,750)      2,367,569     (1,451,322)       8,829,142      (12,198,752)


     37,841,292      29,189,795        34,684,595      41,418,345      10,150,817     11,602,139       36,525,511       48,724,263





    $ 23,209,561    $ 37,841,292      $ 42,809,737    $ 34,684,595    $ 12,518,386   $ 10,150,817     $ 45,354,653    $ 36,525,511
    ============    ============      ============    ============    ============   ============     ============    ============

YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management
LLC: Small Capitalization and Investment Quality Bond; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Sterling Capital Management Co.:
U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Funds Distributor, Inc. (the "Administrator") provides the Trust with administrative services. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

       Currently, each portfolio offers Class I, Class B and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a) VALUATION OF INVESTMENTS

       Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b) FEDERAL INCOME TAX

       It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

       (c) SECURITY TRANSACTIONS AND OTHER INCOME

       Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (d) DIVIDENDS AND DISTRIBUTIONS

       The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                          INCOME
                                        DIVIDENDS    CAPITAL GAINS
                                        ---------    -------------

         Large Capitalization Value     annually       annually
         Large Capitalization Growth    annually       annually
         Small Capitalization           annually       annually
         International Equity           annually       annually
         Investment Quality Bond         daily *       annually
         Municipal Bond                  daily *       annually
         U.S. Government Money Market    daily *       annually
             * paid monthly

       Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       (e) ALLOCATION OF EXPENSES

       Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

       (f) REPURCHASE AGREEMENTS

       The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

       (g) OTHER

       The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

       (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity;
 .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

       For the year ended August 31, 2001, the Manager voluntarily waived $73,147 for Small Capitalization Portfolio, $25,018 for International Equity Portfolio, $55,465 for Municipal Bond Portfolio and $1,393 for U.S. Government Money Market Portfolio.

       The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

       (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

       (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration expense for the year ended August 31, 2001 was $250,025 (exclusive of out of pocket administration fees) for the Trust.

       (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

       (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For year ended August 31, 2001, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.     PURCHASES AND SALES OF SECURITIES

       For the year ended August 31, 2001 purchases and sales of investment securities, other than short-term securities were as follows:

                                         PURCHASES        SALES
                                         ---------        -----

         Large Capitalization Value     $71,364,663    $75,495,750
         Large Capitalization Growth     36,161,114     41,468,755
         Small Capitalization            43,771,027     49,743,833
         International Equity            14,200,832     13,518,198
         Investment Quality Bond         26,591,087     19,026,293
         Municipal Bond                   3,715,503      2,217,226

YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

       At August 31, 2001, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                    APPRECIATION  (DEPRECIATION)     NET
                                    -------------  ------------ ------------

     Large Capitalization Value      $7,248,295     $5,465,825   $1,782,470
     Large Capitalization Growth     15,691,771     20,866,654  (5,174,883)
     Small Capitalization             5,656,552      4,913,986      742,566
     International Equity             1,008,211      6,147,608  (5,139,397)
     Investment Quality Bond          1,242,247         91,650    1,150,597
     Municipal Bond                     404,907              -      404,907

For U.S. Federal income tax, the cost of securities owned at August 31, 2001 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

       Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:


                                                                     Class I
                                                 -----------------------------------------------
                                                    YEAR ENDED                    YEAR ENDED
                                                 AUGUST 31, 2001                AUGUST 31, 2000
                                                 -----------------              ----------------
Large Capitalization Value
  Issued                                               1,485,531                     1,263,017
  Redeemed                                            (1,492,689)                   (1,635,250)
  Reinvested from Dividends                              121,163                       417,431
                                                 -----------------              ----------------
  Net Increase (Decrease) in Shares                     (108,509)                      267,712
                                                 -----------------              ----------------

Large Capitalization Growth
  Issued                                               1,603,517                     1,747,007
  Redeemed                                            (1,947,095)                   (1,884,166)
  Reinvested from Dividends                              596,447                       239,432
                                                 -----------------              ----------------
  Net Increase (Decrease) in Shares                      396,359                       (41,217)
                                                 -----------------              ----------------

Small Capitalization
  Issued                                                 778,010                       956,978
  Redeemed                                            (1,073,977)                   (1,050,321)
  Reinvested from Dividends                              396,246                        51,025
                                                 -----------------              ----------------
  Net Increase (Decrease) in Shares                      100,279                       (42,318)
                                                 -----------------              ----------------

International Equity
  Issued                                              22,338,847                       984,558
  Redeemed                                           (22,434,886)                     (911,588)
  Reinvested from Dividends                              231,597                        38,445
                                                 -----------------              ----------------
  Net Increase (Decrease) in Shares                      135,558                       111,415
                                                 -----------------              ----------------

Investment Quality Bond
  Issued                                              15,495,063                     1,182,384
  Redeemed                                           (15,138,851)                   (2,181,650)
  Reinvested from Dividends                              168,186                       198,420
                                                 -----------------              ----------------
  Net Increase (Decrease) in Shares                      524,398                      (800,846)
                                                 -----------------              ----------------

Municipal Bond
  Issued                                                 750,741                       174,483
  Redeemed                                              (668,975)                     (388,444)
  Reinvested from Dividends                               40,362                        51,614
                                                 -----------------              ----------------
  Net Increase (Decrease) in Shares                      122,128                      (162,347)
                                                 -----------------              ----------------

U.S. Government Money Market
  Issued                                             164,862,687                    61,134,768
  Redeemed                                          (161,134,490)                  (75,942,131)
  Reinvested from Dividends                            1,717,038                     2,059,138
                                                 -----------------              ----------------
  Net Increase (Decrease) in Shares                    5,445,235                   (12,748,225)
                                                 -----------------              ----------------

YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:


                                                               Class B                               Class C
                                                 ------------------------------------   -----------------------------------
                                                    YEAR ENDED        YEAR ENDED           YEAR ENDED        YEAR ENDED
                                                  AUGUST 31, 2001   AUGUST 31, 2000     AUGUST 31, 2001   AUGUST 31, 2000
                                                  ---------------   ---------------     ---------------   ---------------

       Large Capitalization Value
               Issued                                  13,310             62,862              44,868            198,592
               Redeemed                               (22,973)            (2,590)            (56,116)          (75,030)
               Reinvested from Dividends                2,340              1,488               6,060             13,057
                                                  ---------------   ---------------     ---------------   ---------------
               Net Increase (Decrease) in Shares       (7,323)            61,760              (5,188)           136,619
                                                  ---------------   ---------------     ---------------   ---------------

       Large Capitalization Growth
               Issued                                  14,143             80,730              65,700            205,339
               Redeemed                               (34,815)           (4,109)             (71,589)          (83,088)
               Reinvested from Dividends               13,244               677               31,452             7,600
                                                  ---------------   ---------------     ---------------   ---------------
               Net Increase (Decrease) in Shares       (7,448)           77,298               25,563           129,851
                                                  ---------------   ---------------     ---------------   ---------------

       Small Capitalization
               Issued                                   4,832            28,225               19,387          155,407
               Redeemed                                (7,039)           (1,260)             (55,302)         (47,707)
               Reinvested from Dividends                3,833               109               14,384             1,150
                                                  ---------------   ---------------     ---------------   ---------------
               Net Increase (Decrease) in Shares        1,626            27,074              (21,531)          108,850
                                                  ---------------   ---------------     ---------------   ---------------

       International Equity
               Issued                                   6,880            22,417              146,674            89,771
               Redeemed                                (5,262)             (421)            (154,871)          (19,572)
               Reinvested from Dividends                3,198               114               10,680               533
                                                  ---------------   ---------------     ---------------   ---------------
               Net Increase (Decrease) in Shares        4,816            22,110                2,483            70,732
                                                  ---------------   ---------------     ---------------   ---------------

       Investment Quality Bond
               Issued                                  21,948             7,153               78,412           140,415
               Redeemed                                (2,706)           (1,438)             (30,496)          (35,898)
               Reinvested from Dividends                  655               425                6,931             4,138
                                                  ---------------   ---------------     ---------------   ---------------
               Net Increase (Decrease) in Shares       19,897             6,140               54,847           108,655
                                                  ---------------   ---------------     ---------------   ---------------

       Municipal Bond
               Issued                                   2,272             2,656              149,489             7,561
               Redeemed                                  (256)           (1,927)            (104,553)             (390)
               Reinvested from Dividends                   57                41                  558               292
                                                  ---------------   ---------------     ---------------   ---------------
               Net Increase (Decrease) in Shares        2,073               770               45,494             7,463
                                                  ---------------   ---------------     ---------------   ---------------

       U.S. Government Money Market
               Issued                                  96,537           115,647            4,972,997         2,236,416
               Redeemed                              (106,281)          (75,249)          (1,660,611)       (1,762,723)
               Reinvested from Dividends                3,950             3,944               46,213            36,026
                                                  ---------------   ---------------     ---------------   ---------------
               Net Increase (Decrease) in Shares       (5,794)           44,342            3,358,599           509,719
                                                  ---------------   ---------------     ---------------   ---------------



6.    CAPITAL LOSS CARRYFORWARDS

       At August 31, 2001, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:


               Name of Portfolio                            Total          2008            2009
               -----------------                            -----          ----            ----
   International Equity                                  $420,331         $  --        $420,331
   Investment Quality Bond Portfolio                      265,362        57,972         207,390
   Municipal Bond Portfolio                                68,142        61,929           6,213


YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 2000 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2001).

                                                       Capital
                                                       Losses
                                                  ------------------

  Large Capitalization Growth Portfolio              $3,205,303
  International Equity Portfolio                        917,104

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                             INCOME FROM                      DIVIDENDS AND
                                                        INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                        ---------------------                 -------------
                                                                                                      Distributions
                                                                        Net                                to
                                                                      Realized              Dividends  Shareholders
                                                                        And                    to        from Net   Net
                                            Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                              Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                            Beginning   Investment       on     Investment Investment      on      End of    Total
                                           of Period  Income(Loss) Investments  Operations   Income   Investments  Period    Return*

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $18.25     ($0.10)       $1.31       $1.21     ($0.11)    ($0.46)    $18.89     6.63%

YEAR ENDED AUGUST 31, 2000                     20.50       0.13        (0.41)      (0.28)     (0.17)     (1.80)     18.25    (1.33%)

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         20.21      (0.02)        0.31        0.29         --         --      20.50     1.43%





                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $1,186     1.86%  (1)     (0.30)%  (1)      86%

YEAR ENDED AUGUST 31, 2000                     1,280     1.78%  (1)     (0.03)%  (1)      90%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           172     1.72%  (1,3)   (0.53%) (1,3)    67%



(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.86% and (0.30%) respectively, for the year ended August 31, 2001, 1.78% and (0.03%) respectively, for the year ended August 31, 2000, 2.21% and 1.02% respectively, for the year ended August 31, 1999.


                                                             INCOME FROM                      DIVIDENDS AND
                                                        INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                        ---------------------                 -------------
                                                                                                      Distributions
                                                                        Net                                to
                                                                      Realized              Dividends  Shareholders
                                                                        And                    to        from Net   Net
                                            Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                              Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                            Beginning   Investment       on     Investment Investment      on      End of     Total
                                           of Period   Income(Loss) Investments Operations   Income   Investments  Period    Return*
LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $32.99     ($0.32)     ($14.78)    ($15.10)        --    ($3.18)     $14.71   (48.78%)

YEAR ENDED AUGUST 31, 2000                     26.75      (0.13)        8.03        7.90         --     (1.66)      32.99    30.22%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         24.74      (0.04)        2.05        2.01         --         --      26.75     8.12%


                                                               RATIOS
                                                               ------

                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $1,140     1.85%    (1)    (1.17)%   (1)    36%

YEAR ENDED AUGUST 31, 2000                     2,801     1.67%    (1)    (1.16)%   (1)    33%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           204     1.19%  (1,3)    (0.73%) (1,3)    39%


(1) During the fiscal years ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.72% and (1.11)% respectively, for the year ended August 31, 2000, 3.31% and (2.86%) respectively, for the year ended August 31, 1999.


                                                             INCOME FROM                      DIVIDENDS AND
                                                        INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                        ---------------------                 -------------
                                                                                                      Distributions
                                                                        Net                                to
                                                                      Realized              Dividends  Shareholders
                                                                        And                    to        from Net   Net
                                            Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                              Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                            Beginning   Investment       on     Investment Investment      on      End of     Total
                                           of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*


SMALL CAPITALIZATION PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $12.70     ($0.11)       $0.30       $0.19         --    ($1.15)     $11.74      2.62%

YEAR ENDED AUGUST 31, 2000                     10.04      (0.06)        2.84        2.78         --     (0.12)      12.70     28.17%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          9.33      (0.02)        0.73        0.71         --         --      10.04      7.61%

                                                                RATIOS
                                                                ------

                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate



SMALL CAPITALIZATION PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $422     2.08%    (1)      (0.92%)  (1)    96%

YEAR ENDED AUGUST 31, 2000                    436      2.04%    (1)      (1.11%)  (1)    59%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         73      1.42%  (1,3)      (1.02%) (1,3)   32%


(1) During the year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal year ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.09% and (0.92%) respectively, for the year ended August 31, 2001, 0.02% and 0.01% respectively, for the year ended August 31, 2000, 1.43% and (1.02%) respectively, for the year ended August 31, 1999.


                                                             INCOME FROM                      DIVIDENDS AND
                                                        INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                        ---------------------                 -------------
                                                                                                      Distributions
                                                                        Net                                to
                                                                      Realized              Dividends  Shareholders
                                                                        And                    to        from Net   Net
                                            Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                              Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                            Beginning   Investment       on     Investment Investment      on      End of     Total
                                           of Period  Income(Loss) Investments  Operations   Income   Investments  Period    Return*


INTERNATIONAL EQUITY PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $15.41     ($0.10)      ($5.19)     ($5.29)        --     ($1.25)     $8.87   (36.40%)

YEAR ENDED AUGUST 31, 2000                     13.09          --        2.58        2.58     (0.08)      (0.18)     15.41    19.71%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         12.29      (0.02)        0.82        0.80         --         --      13.09     6.51%

                                                                 RATIOS
                                                                 ------

                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate



INTERNATIONAL EQUITY PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $285      1.99%    (1)      (0.95%)   (1)   45%

YEAR ENDED AUGUST 31, 2000                     420      2.02%    (1)      (0.67%)   (1)   45%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          68      2.16%  (1,3)      (0.77%) (1,3)   46%

(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.18% and (0.95%) respectively, for the year ended August 31, 2001, 2.18% and (0.51%) respectively, for the year ended August 31, 2000, 2.84% and (1.45%) respectively, for the year ended August 31, 1999.



                                                             INCOME FROM                      DIVIDENDS AND
                                                        INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                        ---------------------                 -------------
                                                                                                      Distributions
                                                                        Net                                to
                                                                      Realized              Dividends  Shareholders
                                                                        And                    to        from Net    Net
                                            Net Asset                Unrealized    Total  Shareholders  Realized    Asset
                                              Value,       Net       Gain(Loss)    from      from Net     Gains     Value,
                                            Beginning   Investment       on     Investment Investment      on       End of    Total
                                           of Period  Income(Loss)  Investments Operations   Income    Investments  Period   Return*


INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                     $9.89       $0.42       $0.53       $0.95    ($0.42)         --     $10.42     9.80%

YEAR ENDED AUGUST 31, 2000                      9.88        0.46        0.01        0.47     (0.46)         --       9.89     4.88%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         10.29        0.28       (0.41)      (0.13)    (0.28)         --       9.88    (1.32%)




                                                                RATIOS
                                                                ------

                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate

INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $339      1.91%    (1)       4.06%    (1)   52%

YEAR ENDED AUGUST 31, 2000                     125      1.92%    (1)       4.68%    (1)   53%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          64      1.07%  (1,3)       2.23%  (1,3)   62%



(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.06% and 4.06% respectively, for the year ended August 31, 2001, 1.96% and 4.72% respectively, for the year ended August 31, 2000, 1.13% and 2.29% respectively, for the year ended August 31, 1999.

                                                             INCOME FROM                      DIVIDENDS AND
                                                        INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                        ---------------------                 -------------
                                                                                                      Distributions
                                                                        Net                                to
                                                                      Realized              Dividends  Shareholders
                                                                        And                    to        from Net    Net
                                            Net Asset                Unrealized    Total  Shareholders  Realized    Asset
                                              Value,       Net       Gain(Loss)    from      from Net     Gains     Value,
                                            Beginning   Investment       on     Investment Investment      on       End of    Total
                                           of Period  Income(Loss) Investments  Operations   Income   Investment    Period   Return*


MUNICIPAL BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $10.10       $0.32       $0.56       $0.88    ($0.32)         --     $10.66     8.85%

YEAR ENDED AUGUST 31, 2000                     10.00        0.34        0.16        0.50     (0.34)     (0.06)      10.10     5.14%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         10.66        0.25      (0.66)       (0.41)    (0.25)         --      10.00    (3.91%)



                                                                RATIOS
                                                                ------

                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate

MUNICIPAL BOND PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31, 2001                    $39       2.19%    (1)     3.02%   (1)     21%

YEAR ENDED AUGUST 31, 2000                     16       2.19%    (1)     3.38%   (1)     12%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          8       1.24%  (1,3)     1.76% (1,3)     23%


(1) During the fiscal year ended August 31, 2001, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.54% and 3.02% respectively, for the year ended August 31, 2001, 3.11% and 2.78% respectively, for the year ended August 31, 2000, 1.44% and 1.96% respectively, for the year ended August 31, 1999.

                                                             INCOME FROM                      DIVIDENDS AND
                                                        INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                        ---------------------                 -------------
                                                                                                      Distributions
                                                                        Net                                to
                                                                      Realized              Dividends  Shareholders
                                                                        And                    to        from Net    Net
                                            Net Asset                Unrealized    Total  Shareholders  Realized    Asset
                                              Value,       Net       Gain(Loss)    from      from Net     Gains     Value,
                                            Beginning   Investment       on     Investment Investment      on       End of    Total
                                            of Period  Income(Loss) Investments Operations   Income   Investments   Period   Return*

U.S. Government Money Market Portfolio (Class B)

Year Ended August 31,  2001                   $1.000      $0.040          --      $0.040    ($0.040)       --      $1.000     3.67%

Year Ended August 31, 2000                     1.000       0.040          --       0.040     (0.040)       --       1.000     4.10%

January 4, 1999 to August 31, 1999 (2)         1.000       0.022          --       0.022     (0.022)       --       1.000     1.94%


                                                                RATIOS
                                                                ------

                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)

YEAR ENDED AUGUST 31,  2001                   $109      1.89%    (1)        3.56%   (1)   N/A

YEAR ENDED AUGUST 31, 2000                     115      1.87%    (1)        4.06%   (1)   N/A

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          70      1.06%  (1,3)        1.82% (1,3)   N/A


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2001 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.89% and 3.56% respectively, for the year ended August 31, 2001, 1.87% and 4.06% respectively, for the year ended August 31, 2000, 1.10% and 1.86% respectively, for the year ended August 31, 1999.



------------

(2) Commencement of offering.
(3) Not Annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (the "Trust") (comprising, respectively, the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios) as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust as of August 31, 2001, and the results of its operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the indicated years, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP


New York, New York
October 25, 2001

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

We are required by subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of each portfolio's fiscal year end (August 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:



                                                      LONG-TERM       DIVIDEND*
                                           TAX      CAPITAL GAINS     RECEIVED
                                         EXEMPT       (20% RATE)      DEDUCTION
                                         -------- ------------------  ---------
Large Capitalization Value Portfolio     $      -    $  1,773,984        100%
Large Capitalization Growth Portfolio           -      12,279,452        100%
Small Capitalization Portfolio                  -         113,912        100%
International Equity Portfolio                  -       2,283,025
Investment Quality Bond Portfolio               -               -
Municipal Bond Portfolio**                431,704               -
U.S. Government Money Market Portfolio          -               -



In addition, the Saratoga Advantage Trust - International Equity intends to make an election under the Internal Revenue code Section 853 to pass through foreign taxes paid by the portfolio to its shareholders. The total amount of foreign taxes paid that may be passed through to the shareholders for the fiscal year August 31, 2001 is $57,363. The foreign source income for information reporting purposes is $398,879.


          * Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

          **   The Portfolio's net investment income is tax exempt.


Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2001. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

                       This page intentionally left blank.

#34689

                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2001

                                 CLASS C SHARES




                                TABLE OF CONTENTS



      Chairman's Letter................................................Page 1


      Investment Review................................................Page 4


      Schedules of Investments.........................................Page 12


      Statements of Assets and Liabilities.............................Page 36


      Statements of Operations.........................................Page 37


      Statements of Changes in Net Assets..............................Page 38


      Notes to Financial Statements....................................Page 40


      Financial Highlights.............................................Page 45


      Independent Auditor's Report.....................................Page 48


      Tax Information..................................................Page 49









        THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
           AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                             TRUSTEES AND OFFICERS



Bruce E. Ventimiglia                        Trustee, Chairman, President & CEO
Patrick H. McCollough                       Trustee
Udo W. Koopmann                             Trustee
Floyd E. Seal                               Trustee
Stephen Ventimiglia                         Vice President & Secretary
William P. Marra                            Treasurer & Chief Financial Officer
Mary A. Nelson                              Assistant Treasurer
Karen Jacoppo-Wood                          Assistant Secretary




INVESTMENT MANAGER                          DISTRIBUTOR

Saratoga Capital Management                 Funds Distributor, Inc.
1501 Franklin Avenue                        60 State Street, Suite 1300
Mineola, NY  11501-4803                     Boston, MA  02109


TRANSFER AND SHAREHOLDER SERVICING AGENT    CUSTODIAN

State Street Bank and Trust Company         State Street Bank and Trust Company
P.O. Box 8514                               P.O. Box 351
Boston, MA  02266                           Boston, MA  02101










                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders


October 23, 2001


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2000 through August 31, 2001. In light of the recent barbaric attacks on America, it is important for all of us to try to put those tragic attacks in perspective and to also try to assess what impact they might have on long-term investment strategies.


                         SEPTEMBER 11TH - A PERSPECTIVE

On September 11, 2001, a terrible tragedy beset our beloved fellow Americans and our precious land, as well as all freedom loving people of the world. However, also on September 11th we believe that a miscalculation of great magnitude was made by those cowardly terrorists who savagely attacked our beautiful nation. The barbarians responsible for the attacks grossly underestimated the resolve of the American people, particularly a unified American people. The terrorist attacks have crystallized America's resolve, and unified our great country and freedom loving people throughout the world.

Citizens of the United States and our fellow citizens of the world who wake each day and bask in the glory of freedom believe that we have more to lose than any other inhabitants of the world. For our freedom is the splendid fountain of our hope, hope that gives all of us the opportunity to pursue our dreams. Our Founding Fathers clearly articulated our dreams when they declared: "all men...are endowed by their Creator with certain unalienable rights, that among these are life, liberty and the pursuit of happiness." Nearly two hundred years later, President Kennedy in his inaugural address solidly reaffirmed America's commitment to preserving freedom when in spirit he pronounced that the people of the United States will bear any burden and pay any price to protect our freedom and our precious land.


 WHAT AFFECTS WILL THE EVENTS OF SEPTEMBER 11TH HAVE ON THE SECURITIES MARKETS?

We firmly believe in what the philosopher Nietzsche in essence said when he proclaimed that that which does not destroy us makes us stronger. We also believe that the barbaric attacks on America will make all freedom loving people of the world stronger. While stock markets and history offer no guarantees, it is interesting to note how the stock market (as measured by the

Dow Jones Industrial Average - the "Dow") responded to some past terrorist events and acts of war as follows:



                                                 DOW                     DOW                  DOW                   DOW
               EVENT                      INITIAL REACTION*         1 MONTH AFTER        3 MONTHS AFTER        6 MONTHS AFTER
               -----                      -----------------         -------------        --------------        --------------
Pearl Harbor                                    -6.5%                    3.8%                 -2.9%                 -9.6%
Korean War                                     -12.0%                    9.1%                 15.3%                 19.2%
Cuban Missile Crisis                            -9.4%                   15.1%                 21.3%                 28.7%
U.S. bombing of Cambodia                       -14.4%                    9.9%                 20.3%                 20.7%
U.S. invades Grenada                            -2.7%                    3.9%                 -2.8%                 -3.2%
U.S. bombing of Libya                            2.6%                   -4.3%                 -4.1%                 -1.0%
U.S. invasion of Panama                         -1.9%                   -2.7%                  0.3%                  8.0%
Gulf War                                        -4.3%                   17.0%                 19.8%                 18.7%

*Note: in some cases, initial reaction lasted several days or weeks
Source: Ned Davis Research

Bad news often creates an atmosphere of uncertainty on Wall Street, leading to what are often times only temporary stock market declines. While there are no guarantees in the stock markets, and past performance is not a guarantee of future results, it is interesting to note that a $10,000 investment in the stock market at the beginning of 1950 (using the S&P 500 Index as a gauge) would have been worth over $5.3 million at the end of 2000. That is quite notable considering that that period of time experienced enormous changes, including most of the events above.


                     THE SARATOGA ADVANTAGE TRUST PORTFOLIOS

The investment professionals at the investment advisory firms that manage each of the Saratoga Advantage Trust mutual funds are diligently monitoring the portfolio holdings in all of the Saratoga mutual funds. These professional money managers have been taking action within each of the Saratoga mutual funds that they believe is warranted. Many of the financial markets have already rebounded since the decline that was caused by the September 11th events. As I have mentioned in previous reports to our shareholders, the Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. We believe that to try to achieve good long-term investment results that investors should not let short-term stock and bond market fluctuations change their investment strategies. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals. BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust's portfolios.

Finally, we salute the heroes of the world, those ordinary people who have been providing extra-ordinary humanitarian services to those victimized by the events of September 11th. God bless America and all of the other guardians of freedom throughout the world.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                                  Large
            Total Aggregate                   Capitalization          Morningstar             S & P/Barra
         Return for the Period               Value Portfolio          Large Value                Value
         Ended August 31, 2001                  (Class C)               Average(1)              Index(2)
----------------------------------------    -------------------    -------------------    --------------------

     1/4/99 (inception) - 8/31/01*                 2.5%                   2.5%                    3.0%

           9/1/00 - 8/31/01                        6.6%                  -3.7%                   -8.2%

           3/1/01 - 8/31/01                       -4.2%                  -3.9%                   -7.2%

*Annualized performance for periods greater than one year

The Saratoga Large Capitalization Value Portfolio invests in stocks that are selling at discounts to what we believe they are truly worth over time. The investment team conducts fundamentally driven, value-oriented analysis across the entire market to identify high-quality businesses that are selling for substantially less than their intrinsic values. Each business is examined to determine industry position, sustainable competitive advantages, robust growth prospects, profitability and financial strength. Management is also evaluated for its decision-making ability, experience, vision, compensation structure, and stock ownership. Over time we expect the share prices of these companies to approach their intrinsic value, potentially producing superior investment returns.

The Portfolio owned the common stocks of 50 companies as of August 31, 2001. The largest holding was Freddie Mac, a federally chartered government sponsored enterprise formed for the purpose of financing home ownership in the United States. Other major holdings included: Wells Fargo, a diversified financial services company; McDonald's, the world's largest fast food franchise; World Com, a major player in the telecommunications sector and managed network services; and Kroger, a large supermarket grocer retailer. Top contributors to the Portfolio's performance for the year ended August 31, 2001 included: Freddie Mac, John Hancock Financial Services, Sabre Group Holdings, Texaco Inc., Canadian Pacific and CVS. We took profits on Sabre Group and Canadian Pacific and they are no longer holdings within the Portfolio.

1. The Morningstar Large Value Average, as of August 31, 2001, consisted of 774 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                                 Large
           Total Aggregate                   Capitalization           Morningstar             S & P/Barra
        Return for the Period               Growth Portfolio         Large Growth               Growth
        Ended August 31, 2001                  (Class C)               Average(1)               Index(2)
---------------------------------------    -------------------    --------------------    --------------------

    1/4/99 (inception) - 8/31/01*                -11.6%                  -4.1%                   -6.9%

           9/1/00 - 8/31/01                      -48.8%                 -40.8%                  -37.8%

           3/1/01 - 8/31/01                      -17.7%                 -14.9%                   -8.8%

*Annualized performance for periods greater than one year

For the past year, the U.S. equity markets have struggled as our economy slowed to near-recession levels. Our forecast had been calling for economic improvement during the second half of the year with continuing strengthening into 2002. The recent attacks on America have changed this short-term forecast; however, our long-term outlook for the economy and the U.S. financial markets remains positive.

In the third and fourth quarters of 2001, we expect to see declining economic growth as the drop in confidence reduces personal consumption. Second quarter growth, presently reported as +0.2% may be revised lower. With the Federal Reserve (Fed) again lowering interest rates by 50 basis points (1/2 of 1%) on September 17, 2001 and another expected cut before year-end, the Fed has once again embarked on an aggressive path toward stimulating the economy. Recognizing the severity of recent events, the Fed will likely continue lowering interest rates until some signs of stability emerge. In addition to this strong monetary stimulus, we also have strong fiscal stimulus. The 1.35 trillion dollar tax package will create liquidity and should improve consumer confidence. This combination of monetary and fiscal stimulus should prove to be a sound foundation for the long-term outlook of financial assets.

Historically, America has always rebounded from difficult times to become a stronger nation. We believe that the country's historic resilience will once again be observed. Just as America should emerge stronger, so should our economy and financial markets. We are confident that the companies in the Saratoga Advantage Trust Large Capitalization Growth Portfolio are positioned to take advantage of these long-term forecasts.

1. The Morningstar Large Growth Average, as of August 31, 2001, consisted of 967 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                                  Small
           Total Aggregate                   Capitalization             Morningstar
        Return for the Period                   Portfolio               Small Blend                 Russell 2000
        Ended August 31, 2001                   (Class C)                Average(1)                    Index(2)
---------------------------------------    --------------------    ----------------------      -----------------------
    1/4/99 (inception) - 8/31/01*                 14.0%                    9.90%                        5.4%

           9/1/00 - 8/31/01                        2.6%                    -1.0%                      -11.6%

           3/1/01 - 8/31/01                        3.3%                     3.0%                       -0.5%

*Annualized performance for periods greater than one year

Results for the Saratoga Advantage Trust Small Capitalization Portfolio for the fiscal year ended August 31, 2001 were positive, in spite of the fact that the major stock market indices posted sizable negative returns. The Portfolio's strong relative performance is attributable to the modest valuations of our smaller companies in the wake of a period of valuation mania. While we cannot be sure, history suggests that this phase of the current cycle can last for some time.

Generally, smaller companies have performed well in recent quarters, reflecting, in part, their low exposure to the adverse currency exchange effects that have impacted larger companies with more substantial foreign operations. In tandem with the U.S. dollar's relative strength, the market's renewed interest in reasonably valued companies bolsters the positive outlook for the kinds of stocks in which we invest.

Our efforts will continue to be focused on building and managing portfolios that are characterized by inexpensive, higher-quality companies. Importantly, it is these efforts to optimize valuations and fundamentals that are at the core of the Fox brand of investing. Despite the current uncertainty related to future economic growth, we remain confident that the consistent application of our investment discipline, combined with an unwavering commitment to diligence and sound analysis, will continue to reap substantial rewards over the long haul.

1. The Morningstar Small Blend Average, as of August 31, 2001, consisted of 241 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.


            Total Aggregate                     International          Morgan Stanley
         Return for the Period                Equity Portfolio           EAFE Index
         Ended August 31, 2001                    (Class C)           (U.S. Dollars)(1)
-----------------------------------------    --------------------    -------------------

     1/4/99 (inception) - 8/31/01*                  -7.6%                   -4.3%

            9/1/00 - 8/31/01                       -36.4%                  -24.4%

            3/1/01 - 8/31/01                       -17.4%                  -11.6%

*Annualized performance for periods greater than one year

The current global slowdown is the most synchronized global slowdown since the 1930's. Consequently, the second quarter was the weakest quarter the globe has experienced for two decades and annual growth is likely to be just 1.5%. This economic downturn is different from other economic cycles since the Second World War. Typically, recessions have been caused by high interest rates imposed to fight excess demand and inflation. Instead, this time we have had an investment boom-bust cycle where interest rate cuts tend to be less effective in spurring demand until excess capacity and debts have been reduced.

Since the start of this year there has been a precipitous collapse in earnings expectations for 2001 across the globe. Equity (stock) markets typically fall as profits collapse but tend to start to respond positively to attempts by the corporate sector to re-build margins. The risk to this is that consumption could be more vulnerable than in previous cycles given the low level of private savings and this could trigger further falls in equities before the end of the year. The recent terrorist attack on America has probably served to bring this about much faster than expected, and may well have drawn a line in the sand for global stock markets to start to recover once we see the measures taken by the central banks and governments in response to this barbaric attack.

Short term we remain cautious favoring defensive investments in Europe, but we will be monitoring Japan and Asia closely with a view to adding to our investments there but only if we see restructuring gathering momentum in Japan and a recovery in U.S. domestic demand which will benefit Asia.

As of August 31, 2001, the major weightings in the Portfolio were in Continental Europe, the United Kingdom, and in Japan. Recent Portfolio additions include:
Diageo, a beverages business with strong global brands; and Australia & New Zealand Banking, an Australian bank.

1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.




                                                                             Lipper                    Lehman
                                                                       Short-Intermediate           Intermediate
           Total Aggregate                  Investment Quality             Investment                Government/
        Return for the Period                 Bond Portfolio            Grade Debt Funds              Corporate
        Ended August 31, 2001                    (Class C)                   Index(1)                Bond Index(2)
---------------------------------------     --------------------       --------------------      --------------------
    1/4/99 (inception) - 8/31/01*                  4.9%                       6.2%                      6.6%

           9/1/00 - 8/31/01                        9.8%                       10.8%                     12.3%

           3/1/01 - 8/31/01                        3.3%                       4.2%                      4.6%

*Annualized performance for periods greater than one year

In the annual period ended August 31, 2001, the Portfolio distributed dividends of $0.42 per share.

Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to the yield advantage available in Corporate securities and U.S. Government Agency bonds, there is greater emphasis on those types of holdings in the Portfolio at this time. We are also investing in Treasury Inflation Protected Securities because of their yield and the potential for an increase in inflation.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. The Portfolio has an average maturity of
7.5 years as Fox is maintaining a conservative investment posture with an average duration of 3.0 years in the Portfolio.

Other Portfolio statistics as of August 31, 2001 are as follows: Average yield-to-maturity was 5.3%, average coupon was 6.7% and the average Moody's Rating was Aa3 with 36 fixed income issues held.

1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

2. The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.




           Total Aggregate                    Municipal Bond             Lipper General                 Lehman
        Return for the Period                    Portfolio                 Municipal                  Municipal
        Ended August 31, 2001                    (Class C)             Debt Funds Index(1)           Bond Index(2)
---------------------------------------     --------------------      ---------------------       -------------------

    1/4/99 (inception) - 8/31/01*                  3.6%                       4.7%                       5.8%

           9/1/00 - 8/31/01                        8.9%                      10.0%                      10.2%

           3/1/01 - 8/31/01                        3.5%                       4.9%                       4.8%

*Annualized performance for periods greater than one year

After years of unprecedented growth, the economy began to weaken over the last year partially as a result of the higher interest rates imposed by the Federal Reserve during 1999 and 2000 that greatly impacted the stock market, employment picture and corporate profits. In order to stave off further weakening, the Federal Reserve lowered short-term rates seven times since the beginning of this year. Bond yields moved considerably lower, with intermediate and short-term bond yields falling the most. Long-term municipal bonds outperformed long-term Treasuries during this year as the steeper municipal yield curve lured investors to extend maturities. The demand for municipal securities remained strong all year as after tax yields, though nominally low, continued to hold relative value versus taxable bonds.

We maintained a portfolio of high quality municipals throughout the year in an effort to provide a high level of tax-exempt income with minimal credit risks. Over 75% of the municipals in the Portfolio are rated AAA. We continue to lean towards insured bonds, which add a layer of credit protection with minimal costs to the investor. We are still invested in the general obligation sector and are continually monitoring for the possibility that there may be some credit weakness due to the slowing economy and shrinking surpluses. Finally, we have favored longer term municipals, which provide the best relative value along the yield curve.

1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                             U.S. Government Money            90 Day T-Bills
                7-Day                          Market Portfolio              Average Discount
            Compound Yield                         (Class C)                       Yield
---------------------------------------     ------------------------      ------------------------

               8/31/01                               2.4%                          3.4%

           Total Aggregate                   U.S. Government Money              Lipper U.S.
        Return for the Period                  Market Portfolio               Treasury Money
        Ended August 31, 2001                      (Class C)                   Market Index(1)            90 Day T-Bills
---------------------------------------     ------------------------      ------------------------     --------------------

    1/4/99 (inception) - 8/31/01*                    3.7%                          4.7%                       5.0%
           9/1/00 - 8/31/01                          3.7%                          4.7%                       5.0%
           3/1/01 - 8/31/01                          1.4%                          1.9%                       2.0%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2001, and the average dollar-weighted Portfolio maturity was 77 days compared with a maximum allowable maturity of 90 days. During the last eight months, the average dollar-weighted average maturity of the Portfolio has been 77 days.

The Federal Reserve has lowered rates seven times this year and reduced the cost of overnight bank borrowings by a cumulative 3.0 percentage points. While we believe the Fed is approaching the end of their easing cycle, Fed Chairman Greenspan has stated that they are committed to providing enough accommodation to stimulate the economy.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

                      This page intentionally left blank.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS  (96.00%):

                          BANKING (7.58%)
               23,000     BB&T Corp.                                                                              $  845,940
               91,007     FleetBoston Financial Corp.                                                              3,351,788
               49,700     J.P. Morgan Chase & Co.                                                                  1,958,180
                                                                                                          -------------------
                                                                                                                   6,155,908
                                                                                                          -------------------
                          BROADCAST SERVICES AND PROGRAMMING (0.92%):
               14,800     Clear Channel Communications, Inc.                                                         743,996
                                                                                                          -------------------

                          COMPUTER HARDWARE (3.04%):
               48,500     Dell Computer Corp.                                                                      1,036,930
               61,200     EMC Corp.                                                                                  946,152
               42,700     Sun Microsystems, Inc.                                                                     488,915
                                                                                                          -------------------
                                                                                                                   2,471,997
                                                                                                          -------------------
                          COMPUTER SOFTWARE (0.84%):
               11,950     Microsoft Corp.                                                                            681,748
                                                                                                          -------------------

                          COSMETIC/TOILETRIES (2.58%):
               68,300     Gillette Co.                                                                             2,093,395
                                                                                                          -------------------

                          DRUGS/MEDICAL PRODUCTS (5.97%):
               28,400     American Home Products Corp.                                                             1,590,400
               11,800     Eli Lilly & Co.                                                                            916,034
               61,600     Schering-Plough Corp.                                                                    2,348,808
                                                                                                          -------------------
                                                                                                                   4,855,242
                                                                                                          -------------------
                          ELECTRIC - INTEGRATED (0.79%):
               25,500     Nisource, Inc.                                                                             642,855
                                                                                                          -------------------

                          ELECTRONIC COMPONENTS-SEMICONDUCTORS  (0.82%):
              130,700     Agere Systems, Inc.                                                                        666,570
                                                                                                          -------------------

                          ELECTRONICS (1.10%):
               27,000     Texas Instruments, Inc.                                                                    893,700
                                                                                                          -------------------

                          FINANCIAL SERVICES (16.85%):
               44,900     Citigroup, Inc.                                                                          2,054,175
               79,700     Federal Home Loan Mortgage Corp.                                                         5,011,535
               31,300     Household International, Inc.                                                            1,849,830
               14,600     Morgan Stanley Dean Witter & Co.                                                           778,910
               86,860     Wells Fargo & Co.                                                                        3,996,429
                                                                                                          -------------------
                                                                                                                  13,690,879
                                                                                                          -------------------
                          INSURANCE (3.79%):
               13,027     American International Group, Inc.                                                       1,018,711
               51,500     John Hancock Financial Services, Inc.                                                    2,057,425
                                                                                                          -------------------
                                                                                                                   3,076,136
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          MEDIA/BROADCASTING (0.93%):
               26,800     EchoStar Communications Corp.                                                          $   754,688
                                                                                                          -------------------

                          METAL - ALUMINUM (2.44%):
               54,600     Alcan Aluminum, Ltd.                                                                     1,983,072
                                                                                                          -------------------

                          METALS/MINING (1.69%):
               13,200     Minnesota Mining & Manufacturing Co.                                                     1,374,120
                                                                                                          -------------------

                          NETWORKING PRODUCTS (0.50%):
               24,700     Cisco Systems, Inc.                                                                        403,351
                                                                                                          -------------------

                          OIL/GAS (6.84%):
                4,500     Chevron Corp.                                                                              408,375
               19,800     Exxon Mobil Corp.                                                                          794,970
               35,700     Halliburton Co.                                                                            994,602
               44,500     Texaco, Inc.                                                                             3,099,425
                7,500     Unocal Corp.                                                                               264,750
                                                                                                          -------------------
                                                                                                                   5,562,122
                                                                                                          -------------------
                          OIL AND GAS DRILLING (1.37%):
               38,600     Transocean Sedco Forex, Inc.                                                             1,115,540
                                                                                                          -------------------

                          OIL AND GAS EXPLORATION SERVICES (0.96%):
               15,000     Anadarko Petroleum Corp.                                                                   776,250
                                                                                                          -------------------

                          PAPER AND PAPER PRODUCTS (1.09%):
               18,400     Willamette Industries, Inc.                                                                889,195
                                                                                                          -------------------

                          PIPELINES (0.50%):
                8,400     El Paso Corp.                                                                              408,156
                                                                                                          -------------------

                          POWER/UTILITY (5.05%):
               31,000     Duke Energy Corp.                                                                        1,218,610
               52,800     Exelon Corp.                                                                             2,882,880
                                                                                                          -------------------
                                                                                                                   4,101,490
                                                                                                          -------------------
                          RECREATIONAL PRODUCTS (1.00%):
               45,100     Mattel, Inc.                                                                               811,349
                                                                                                          -------------------

                          RETAIL (12.02%):
               79,300     CVS Corp.                                                                                2,863,523
              116,300     Kroger Co.                                                                               3,095,906
              126,800     McDonalds Corp.                                                                          3,807,804
                                                                                                          -------------------
                                                                                                                   9,767,233
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          RETAIL - DISCOUNT (0.32%):
               15,300     Dollar General Corp.                                                                   $   263,925

                          SATELLITE TELECOMMUNICATIONS (0.52%):
               22,500     General Motors Corp. - Class H                                                             419,625
                                                                                                          -------------------

                          TELECOMMUNICATION SERVICES (0.12%):
                7,640     Worldcom, Inc. - MCI Group                                                                  98,480
                                                                                                          -------------------

                          TELECOMMUNICATIONS (14.22%):
               84,700     SBC Communications, Inc.                                                                 3,465,077
              133,000     Sprint Corp.                                                                             3,104,220
               26,100     Verizon Communications, Inc.                                                             1,305,000
              286,400     WorldCom, Inc.                                                                           3,683,103
                                                                                                          -------------------
                                                                                                                  11,557,400
                                                                                                          -------------------
                          TRANSPORTATION (0.95%):
               28,400     Burlington Northern Santa Fe Corp.                                                         769,924
                                                                                                          -------------------

                          WASTE DISPOSAL (1.20%):
               31,700     Waste Management, Inc.                                                                     980,481
                                                                                                          -------------------


                          Total Common Stocks (Cost $76,226,357)                                                  78,008,827
                                                                                                          -------------------
      PRINCIPAL
       AMOUNT
---------------------
                          U.S. GOVERNMENT AGENCY SECURITIES (4.19%):
        $   3,410,000     Federal Home Loan Bank, 3.56%
                          due 9/4/2001                                                                           $ 3,408,983
                                                                                                          -------------------


                                     Total U.S. Government Agency Securities (Cost $3,408,983)                   $ 3,408,983
                                                                                                          -------------------

Total Investments (Cost $79,635,340)                                                              100.19%        $81,417,810
                                                                                                          -------------------

Other liabilities in excess of assets                                                             (0.19%)           (156,764)
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 81,261,046
                                                                                                          ===================

Percentages indicated are based on net assets of $81,261,046.

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS  (96.64%):

                          BIOMEDICAL  (2.09%):
               34,000     Genentech, Inc. (a)                                                                $     1,560,600
                                                                                                          -------------------

                          COMPUTER HARDWARE  (2.69%):
               60,000     EMC Corp. (a)                                                                              927,600
               95,000     Sun Microsystems, Inc. (a)                                                               1,087,750
                                                                                                          -------------------
                                                                                                                   2,015,350
                                                                                                          -------------------
                          COMPUTER SOFTWARE  (5.64%):
               55,000     Microsoft Corp. (a)                                                                      3,137,750
               50,000     Siebel Systems, Inc. (a)                                                                 1,080,000
                                                                                                          -------------------
                                                                                                                   4,217,750
                                                                                                          -------------------
                          DRUGS/MEDICAL PRODUCTS  (15.10%):
               32,000     American Home Products Corp.                                                             1,792,000
               40,000     Johnson & Johnson                                                                        2,108,400
              105,000     Pfizer, Inc.                                                                             4,022,550
               37,000     Pharmacia Corp.                                                                          1,465,200
               50,000     Schering-Plough Corp.                                                                    1,906,500
                                                                                                          -------------------
                                                                                                                  11,294,650
                                                                                                          -------------------
                          ELECTRONICS  (8.58%):
              101,000     Intel Corp.                                                                              2,823,960
               35,000     PMC Sierra, Inc. (a)                                                                     1,076,250
               63,000     Solectron Corp. (a)                                                                        856,800
               50,000     Texas Instruments, Inc.                                                                  1,655,000
                                                                                                          -------------------
                                                                                                                   6,412,010
                                                                                                          -------------------
                          FINANCIAL SERVICES  (14.89%):
              112,500     Charles Schwab Corp.                                                                     1,401,750
               60,000     Citigroup, Inc.                                                                          2,745,000
               35,000     Goldman Sachs Group, Inc.                                                                2,803,500
               34,000     State Street Corp.                                                                       1,651,040
               55,000     Wells Fargo & Co.                                                                        2,530,550
                                                                                                          -------------------
                                                                                                                  11,131,840
                                                                                                          -------------------
                          INSURANCE  (6.27%):
               35,000     American International Group, Inc.                                                       2,737,000
               21,000     Marsh & McLennan Companies, Inc.                                                         1,950,900
                                                                                                          -------------------
                                                                                                                   4,687,900
                                                                                                          -------------------
                          MANUFACTURING  (8.10%):
              102,000     General Electric Co.                                                                     4,179,960
               30,000     Illinois Tool Works, Inc.                                                                1,875,300
                                                                                                          -------------------
                                                                                                                   6,055,260
                                                                                                          -------------------
                          MULTIMEDIA  (6.78%):
               45,000     AOL Time Warner, Inc. (a)                                                                1,680,750
               35,000     Viacom, Inc.  Class B (a)                                                                1,484,000
               75,000     Walt Disney Co.                                                                          1,907,250
                                                                                                          -------------------
                                                                                                                   5,072,000
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          NETWORKING PRODUCTS  (3.38%):
              155,000     Cisco Systems, Inc. (a)                                                               $  2,531,150
                                                                                                          -------------------

                          OIL/GAS  (2.31%):
               19,000     Chevron Corp.                                                                            1,724,250
                                                                                                          -------------------

                          RETAIL  (10.08%):
               55,000     Costco Wholesale Corp. (a)                                                               2,057,550
               80,000     Gap, Inc.                                                                                1,572,000
               40,000     Home Depot, Inc.                                                                         1,838,000
               43,000     Wal-Mart Stores, Inc.                                                                    2,066,150
                                                                                                          -------------------
                                                                                                                   7,533,700
                                                                                                          -------------------
                          SEMICONDUCTOR  (6.34%):
               60,000     Applied Materials, Inc. (a)                                                              2,585,400
               23,000     Broadcom Corp. (a)                                                                         739,450
               32,000     Novellus Systems, Inc. (a)                                                               1,417,920
                                                                                                          -------------------
                                                                                                                   4,742,770
                                                                                                          -------------------
                          SHIPPING/TRANSPORTATION  (2.29%):
               31,000     United Parcel Service, Inc., Class B                                                     1,712,130
                                                                                                          -------------------

                          TELECOMMUNICATIONS EQUIPMENT & PRODUCTS  (0.52%):
               55,000     JDS Uniphase Corp. (a)                                                                     387,750
                                                                                                          -------------------

                          UTILITIES - DIVERSIFIED  (1.58%):
               55,000     Qwest Communications International, Inc.                                                 1,182,500
                                                                                                          -------------------

                          Total Common Stocks (Cost $77,436,493)                                                  72,261,610
                                                                                                          -------------------
      PRINCIPAL
       AMOUNT
----------------------
                          COMMERCIAL PAPER  (2.00%):

                          FINANCIAL SERVICES  (2.00%):
           $1,500,000     General Electric Capital Corp.due 9/4/01                                                 1,500,000
                                                                                                          -------------------

                          Total Commercial Paper (Cost $1,500,000)                                              $  1,500,000
                                                                                                          -------------------

Total Investments (Cost $78,936,493)                                                               98.64%       $ 73,761,610
                                                                                                          -------------------

Other assets in excess of liabilities                                                               1.36%          1,013,449
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 74,775,059
                                                                                                          ===================


--------------
Percentages indicated are based on net assets of $74,775,059.

(a)  Non-income producing security.
See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS (95.39%):

                          AUTOMOTIVE EQUIPMENT & MANUFACTUING  (4.05%):
               38,000     Borg Warner, Inc.                                                                     $  1,941,800
                                                                                                          -------------------

                          BIOTECHNOLOGY (1.96%):
               21,000     Cambrex Corp.                                                                              940,170
                                                                                                          -------------------

                          CHEMICALS (2.14%):
               93,000     RPM, Inc.                                                                                1,024,860
                                                                                                          -------------------

                          CONSTRUCTION - CEMENT & AGGREGATES (2.91%):
               38,000     Lafarge Corp.                                                                            1,396,120
                                                                                                          -------------------

                          CONTAINERS & PACKAGING (2.76%):
               37,000     AptarGroup, Inc.                                                                         1,324,230
                                                                                                          -------------------

                          DIVERSIFIED MANUFACTURING (3.79%):
               37,000     Teleflex, Inc.                                                                           1,820,400
                                                                                                          -------------------

                          ELECTRICAL PRODUCTS (8.39%):
               60,000     Baldor Electric Co.                                                                      1,299,600
               63,000     Belden, Inc.                                                                             1,445,850
               93,000     Cable Design Technologies Corp.                                                          1,278,750
                                                                                                          -------------------
                                                                                                                   4,024,200
                                                                                                          -------------------
                          ELECTRONIC - CONTROLS & EQUIPMENT (0.98%):
               52,000     Artesyn Technologies, Inc.                                                                 470,600
                                                                                                          -------------------

                          ELECTRONIC COMPONENTS (6.30%):
               70,000     Bel Fuse Inc., Class B                                                                   1,677,900
               30,000     Excel Technology, Inc.                                                                     579,000
               30,000     Technitrol, Inc.                                                                           764,400
                                                                                                          -------------------
                                                                                                                   3,021,300
                                                                                                          -------------------
                          ENERGY & UTILITIES (5.36%):
               56,000     NUI Corp.                                                                                1,258,880
               58,000     Questar Corp.                                                                            1,313,120
                                                                                                          -------------------
                                                                                                                   2,572,000
                                                                                                          -------------------
                          HOUSEHOLD PRODUCTS (6.23%):
               65,000     Church & Dwight Co., Inc.                                                                1,770,600
               32,000     Libbey, Inc.                                                                             1,219,200
                                                                                                          -------------------
                                                                                                                   2,989,800
                                                                                                          -------------------
                          INSURANCE - LIFE & HEALTH (2.49%):
               40,000     Protective Life Corp.                                                                    1,193,200
                                                                                                          -------------------

                          MACHINERY (2.28%):
               28,000     Kennametal, Inc.                                                                         1,092,000
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          MANUFACTURING (6.12%):
               69,600     ACT Manufacturing, Inc.                                                           $        728,016
               60,000     Clarcor, Inc.                                                                            1,605,600
               41,000     Wolverine Tube, Inc.                                                                       605,160
                                                                                                          -------------------
                                                                                                                   2,938,776
                                                                                                          -------------------
                          MEDICAL PRODUCTS (4.59%):
               38,000     Dentsply International, Inc.                                                             1,695,560
               28,000     PolyMedica, Corp. (a)                                                                      354,200
                6,000     West Pharmaceutical Services, Inc.                                                         154,200
                                                                                                          -------------------
                                                                                                                   2,203,960
                                                                                                          -------------------
                          OIL - U.S. EXPLORATION & PRODUCTION (1.95%):
               66,500     Xto Energy, Inc.                                                                           937,650
                                                                                                          -------------------

                          OIL/GAS (6.64%):
               29,000     Newfield Exploration Co.                                                                   955,840
               40,000     Piedmont Natural Gas Co., Inc..                                                          1,302,000
               52,000     Vintage Petroleum, Inc.                                                                    928,200
                                                                                                          -------------------
                                                                                                                   3,186,040
                                                                                                          -------------------
                          RESTAURANTS (6.09%):
               36,150     Applebee's International, Inc.                                                           1,167,645
               60,000     Outback Steakhouse, Inc.                                                                 1,755,000
                                                                                                          -------------------
                                                                                                                   2,922,645
                                                                                                          -------------------
                          RETAIL (8.44%):
               68,000     Claire's Stores, Inc.                                                                    1,181,160
               19,000     Footstar, Inc.                                                                             743,090
              125,000     ShopKo Stores, Inc.                                                                      1,133,750
               47,200     Supervalu, Inc.                                                                            990,256
                                                                                                          -------------------
                                                                                                                   4,048,256
                                                                                                          -------------------
                          SCIENTIFIC & TECHNICAL INSTRUMENTS (1.58%):
               26,000     Veeco Instruments, Inc.                                                                    760,240
                                                                                                          -------------------

                          SEMICONDUCTOR INDUSTRY (3.72%):
               39,000     Actel Corp.                                                                                879,450
               37,600     ATMI, Inc.                                                                                 903,904
                                                                                                          -------------------
                                                                                                                   1,783,354
                                                                                                          -------------------
                          TECHNOLOGY (1.49%):
               40,000     LTX Corp.                                                                                  716,400
                                                                                                          -------------------

                          TRUCKING (5.13%):
               70,000     Arkansas Best Corp. (a)                                                                  1,859,900
               21,000     Roadway Express, Inc.                                                                      603,330
                                                                                                          -------------------
                                                                                                                   2,463,230
                                                                                                          -------------------

                          Total Common Stock (Cost $45,028,665)                                                   45,771,231
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION VALUE PORTFOLIO

       SHARES                                                                                                   VALUE
----------------------                                                                                    -------------------
                          REPURCHASE AGREEMENT (4.21%):
           $2,018,000     State Street Bank & Trust Company: 2.00%, dated 8/31/01, to be repurchased at $2,018,448 on 9/4/01, collateralized by $2,060,000
                          U.S. Treasury Bill, 3.55% due 9/6/01( Cost $2,018,448)                                $  2,018,000
                                                                                                          -------------------


Total Investments (Cost $47,046,665)                                                               99.60%       $ 47,789,231
                                                                                                          -------------------

Other assets in excess of liabilities                                                               0.40%            193,792
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 47,983,023
                                                                                                          ===================

Percentages indicated are based on net assets of $47,983,023.

(a)  Non-income producing security.

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

       Shares                                                                                                   Value
----------------------                                                                                    -------------------
                          COMMON STOCKS  (101.46%):

                          AUSTRALIA  (2.95%):
                          BANKING  (2.95%):
               15,390     Australia & New Zealand Banking
                          Group, Ltd., ADR                                                                        $  684,855
                                                                                                          -------------------

                          FRANCE (11.54%):
                          COMMUNICATIONS & MEDIA  (1.93%):
                8,183     Vivendi Universal SA, ADR                                                                  447,483
                                                                                                          -------------------

                          INSURANCE-MULTI-LINE  (2.11%):
               17,800     AXA,  ADR                                                                                  490,390
                                                                                                          -------------------

                          OIL & GAS  (2.59%):
                8,130     TOTAL Fina Elf S.A.,  ADR                                                                  600,401
                                                                                                          -------------------

                          PHARMACEUTICALS  (4.91%):
               15,600     Aventis, ADR                                                                             1,138,800
                                                                                                          -------------------
                                                                                                                   2,677,074
                                                                                                          -------------------
                          GERMANY  (10.30%):
                          BANKING  (3.51%):
               11,810     Deutsche Banc AG,  ADR                                                                     815,325
                                                                                                          -------------------

                          COMPUTER SOFTWARE  (2.15%):
               14,494     SAP AG,  ADR                                                                               499,898
                                                                                                          -------------------

                          DIVERSIFIED MANUFACTURING OPERATIONS  (2.08%):
                9,445     Siemens AG, ADR (a)                                                                        483,893
                                                                                                          -------------------

                          INSURANCE  (2.56%):
               21,092     Allianz AG, ADR                                                                            593,947
                                                                                                          -------------------
                                                                                                                   2,393,063
                                                                                                          -------------------
                          HONG KONG  (3.02%):
                          CLOSED END FUNDS  (2.38%):
               61,000     iShares MSCI Hong Kong                                                                     551,440
                                                                                                          -------------------

                          DIVERSIFIED OPERATIONS  (0.64%):
                3,471     Hutchison Whampoa Ltd., ADR                                                                147,970
                                                                                                          -------------------
                                                                                                                     699,410
                                                                                                          -------------------
                          ITALY  (1.35%):
                          BANKING  (1.35%):
               12,500     San Paolo - IMI S.P.A., ADR                                                                313,164
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

       Shares                                                                                                   Value
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          JAPAN  (20.11%):
                          AUDIO/VIDEO PRODUCTS  (1.51%):
                7,800     Sony Corp., ADR                                                                   $        350,220
                                                                                                          -------------------

                          AUTOMOBILES & TRUCKS  (1.59%):
                6,032     Toyota Motor Corp., ADR                                                                    368,555
                                                                                                          -------------------

                          BANKING & FINANCE  (2.36%):
               64,631     Mitsubishi Tokyo Financial Group,
                          Inc. ADR                                                                                   548,071
                                                                                                          -------------------

                          COSMETICS/TOILETRIES  (3.31%):
                3,029     Kao Corp., ADR                                                                             768,698
                                                                                                          -------------------

                          FINANCE  (2.35%):
               10,960     Orix Corp.,  ADR                                                                           546,356
                                                                                                          -------------------

                          IDENTIFICATION SYSTEMS/DEVELOPMENT  (2.00%):
                4,500     Secom Co., Ltd.,  ADR                                                                      463,610
                                                                                                          -------------------

                          OFFICE EQUIPMENT  (2.34%):
               17,820     Canon, Inc.,  ADR                                                                          542,084
                                                                                                          -------------------

                          RETAIL  (2.29%):
               16,018     Seven-Eleven Japan Ltd.,  ADR                                                              530,340
                                                                                                          -------------------

                          SOFTWARE & COMPUTER SERVICES  (0.44%):
                6,800     Trend Micro, Inc., ADR                                                                     101,395
                                                                                                          -------------------

                          TELECOMMUNICATIONS  (1.92%):
               19,700     Nippon Telegraph and Telephone
                          Corp., ADR                                                                                 445,023
                                                                                                          -------------------
                                                                                                                   4,664,352
                                                                                                          -------------------
                          NETHERLANDS  (12.92%):
                          BANKING  (4.66%):
               34,140     ING Groep NV,  ADR                                                                       1,081,555
                                                                                                          -------------------

                          ELECTRONICS  (1.83%):
               15,874     Koninklijke Philips Electronics NV                                                         424,947
                                                                                                          -------------------

                          MULTI-MEDIA  (3.64%):
               25,750     VNU NV,  ADR                                                                               845,579
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

       Shares                                                                                                   Value
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          TRANSPORT - AIR FREIGHT  (2.79%):
               30,264     TNT Post Groep NV, ADR                                                            $        647,044
                                                                                                          -------------------
                                                                                                                   2,999,125
                                                                                                          -------------------
                          SOUTH KOREA  (0.68%):
                          TELECOMMUNICATIONS  (0.68%):
                7,585     Korea Telecom Corp.,  ADR                                                                  157,692
                                                                                                          -------------------

                          SPAIN  (6.90%):
                          BANKING  (4.39%):
               43,250     Banco Bilbao Vizcaya Argentari,
                          ADR                                                                                        564,412
                                                                                                          -------------------
               49,587     Banco Santander Central Hispano
                          Americano, ADR                                                                             453,721
                                                                                                          -------------------
                                                                                                                   1,018,133
                                                                                                          -------------------
                          TELECOMMUNICATIONS  (2.51%):
               16,511     Telefonica, ADR (a)                                                                        582,013
                                                                                                          -------------------
                                                                                                                   1,600,146
                                                                                                          -------------------
                          SWITZERLAND  (6.05%):
                          FOOD PRODUCTS  (4.52%):
               19,918     Nestle, ADR                                                                              1,050,195
                                                                                                          -------------------

                          HUMAN SERVICES  (1.53%):
               29,000     Adecco, ADR                                                                                354,896
                                                                                                          -------------------
                                                                                                                   1,405,091
                                                                                                          -------------------
                          UNITED KINGDOM  (25.64%):
                          ADVERTISING  (1.96%):
                9,200     WPP Group PLC, ADR                                                                         455,124
                                                                                                          -------------------

                          BANKING  (3.12%):
                5,800     Barclays PLC, ADR                                                                          725,000
                                                                                                          -------------------

                          BEVERAGES  (1.22%):
                7,050     Diageo PLC - ADR                                                                           284,283
                                                                                                          -------------------

                          FINANCIAL SERVICES  (3.62%):
               14,150     HSBC Holdings PLC, ADR                                                                     841,076
                                                                                                          -------------------

                          INSURANCE  (2.38%):
               21,950     Prudential, PLC, ADR                                                                       553,032
                                                                                                          -------------------

                          MULTI-MEDIA  (1.07%):
                3,670     Reuters Group PLC, ADR                                                                     248,459
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

       Shares                                                                                                   Value
----------------------                                                                                    -------------------
                          COMMON STOCKS, CONTINUED

                          OIL & GAS  (3.59%):
               16,832     Shell Transport & Trading Co., ADR                                                  $      832,342
                                                                                                          -------------------

                          PHARMACEUTICALS  (3.93%):
               17,238     GlaxoSmithKline PLC, ADR (a)                                                               912,752
                                                                                                          -------------------

                          TELECOMMUNICATIONS  (4.75%):
               54,720     Vodafone Group PLC, ADR                                                                  1,102,609
                                                                                                          -------------------
                                                                                                                   5,954,677
                                                                                                          -------------------

                                     Total Common Stocks (Cost $28,688,046)                                   $   23,548,649
                                                                                                          -------------------

Total Investments (Cost $28,688,046)                                                              101.46%     $   23,548,649
                                                                                                          -------------------

Liabilities in excess of other assets                                                             (1.46%)           (339,088)
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%     $   23,209,561
                                                                                                          ===================

------------
Percentages indicated are based on net assets of $23,209,561.
(a)  Non-income producing security.

Summary of Abbreviations:
ADR - American Depository Receipt

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          ASSET BACKED SECURITIES  (1.20%):
          $   500,000     Residential Asset Securities Corp.,
                          Series 1999-KS2, Class A14,
                          6.80%, 10/25/23                                                                         $  512,170
                                                                                                          -------------------


                          Total Asset Backed Securities (Cost $507,500)                                              512,170
                                                                                                          -------------------

                          CORPORATE BONDS  (52.49%):

                          AUTOMOTIVE  (3.50%):
            1,500,000     TRW, Inc., 6.05%,  1/15/05                                                               1,500,000
                                                                                                          -------------------

                          BANK, INSURANCE & FINANCE  (8.55%):
              825,000     Geico Corp., 9.15%, 9/15/21                                                                863,552
              881,792     PNC Mortgage Securities Corp.,
                          6.75%, 10/25/28                                                                            902,734
            1,844,578     PNC Mortgage Securities Corp.,
                          7.22%, 10/25/29                                                                          1,895,304
                                                                                                          -------------------
                                                                                                                   3,661,590
                                                                                                          -------------------
                          CHEMICALS  (3.61%):
            1,500,000     ICI Wilmington, Inc., 6.95%, 9/15/04                                                     1,547,385
                                                                                                          -------------------

                          ELECTRIC UTILITIES  (11.83%):
            1,000,000     Detroit Edison Co., 7.50%, 2/1/05                                                        1,063,069
            1,000,000     Jersey Central Power & Light, 6.38%
                          5/1/03                                                                                   1,018,060
            1,000,000     Philadelphia Electric Co., 5.63%,
                          11/1/01                                                                                  1,002,030
              600,000     Public Service Electric & Gas Co.,
                          8.88%,  6/1/03                                                                             641,256
              150,000     Public Service Electric & Gas Co.,
                          7.88%,  11/1/01                                                                            150,744
              550,000     South Carolina Electric & Gas Co.,
                          7.50%, 6/15/05                                                                             591,723
              700,000     Southern California Edison,
                          5.88%, 1/15/49                                                                             591,500
                                                                                                          -------------------
                                                                                                                   5,058,382
                                                                                                          -------------------
                          ENERGY  (0.72%):
              300,000     Shell Oil Co., 6.70%, 8/15/02                                                              307,824
                                                                                                          -------------------

                          FINANCIAL SERVICES  (6.15%):
            1,000,000     Associates Corp. North America,
                          6.63%, 6/15/05                                                                           1,052,100

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          CORPORATE BONDS, CONTINUED
                          FINANCIAL SERVICES, CONTINUED

  $           275,283     Bellsouth Savings & Security
                          Employee Stock Option Plan, MTN,
                          Series A,  9.13%, 7/1/03                                                          $        288,172
              165,576     Bellsouth Savings & Security
                          Employee Stock Option Plan, MTN,
                          Series A, 9.13%, 7/1/03                                                                    178,868
              750,000     BHP Finance USA, 7.88%,
                          12/1/02                                                                                    781,185
              103,575     Copelco Capital Funding Corp.,
                          Series 1999-B, Class A3,
                           6.61%, 12/18/02                                                                           104,514
              220,608     Guaranteed Export Trust, 6.28%,
                          6/15/04                                                                                    227,017
                                                                                                          -------------------
                                                                                                                   2,631,856
                                                                                                          -------------------
                          HEALTHCARE SERVICES  (2.97%):
            1,200,000     Tenet Healthcare Corp., 8.63%, 12/1/03                                                   1,272,000
                                                                                                          -------------------

                          METALS/MINING  (2.81%):
            1,200,000     Cyprus Minerals, Inc., 6.63%, 10/15/05                                                   1,203,216
                                                                                                          -------------------

                          MULTIMEDIA  (2.41%):
            1,000,000     Westinghouse Electric Corp., 8.38%,
                          6/15/02                                                                                  1,033,310
                                                                                                          -------------------

                          OIL/GAS  (0.67%):
              275,000     Amoco Canada Co., 7.25%, 12/1/02                                                           286,248
                                                                                                          -------------------

                          PHARMACEUTICALS  (2.54%):
            1,000,000     American Home Products, 7.90%,
                          2/15/05                                                                                  1,086,470
                                                                                                          -------------------

                          TECHNOLOGY  (2.41%):
            1,000,000     Lockheed Martin Corp., 6.75%, 3/15/03
                          Telecommunications  (1.25%):                                                             1,033,060
              500,000     Bell Atlantic West Virginia, 7.00%,
                          8/15/04                                                                                    534,510
                                                                                                          -------------------
                                                                                                                   1,567,570
                                                                                                          -------------------
                          TRANSPORTATION  (3.07%):
            1,300,000     Union Pacific Corp., Series E, 6.12%,
                          2/1/04                                                                                   1,315,652
                                                                                                          -------------------


                          Total Corporate Bonds (Cost $22,132,724)                                                22,471,503
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          U.S. GOVERNMENT AGENCY MORTGAGES  (22.05%):

                          FANNIE MAE  (10.67%):
  $         4,400,000     6.00%,  5/15/08                                                                   $      4,569,136
                                                                                                          -------------------

                          FREDDIE MAC  (11.38%):
            1,000,000     5.13%, 10/15/08                                                                            986,250
               72,799     6.13%, 12/15/13, Series 1921,
                          Class T                                                                                     72,662
              168,911     6.50%, 3/15/06, Series 1369,
                          Class G                                                                                    168,593
              114,688     6.50%, 9/15/06, Series 1465,
                          Class E                                                                                    114,688
              120,174     7.25%, 4/15/24, Series 1921,
                          Class T                                                                                    120,324
            3,000,000     7.63%, 5/14/10, Series EA10                                                              3,407,340
                                                                                                          -------------------
                                                                                                                   4,869,857
                                                                                                          -------------------

                          Total U.S. Government Agency Mortgages (Cost $8,996,558)                                 9,438,993
                                                                                                          -------------------

                          U.S. TREASURY OBLIGATIONS  (17.39%):

                          U.S. TREASURY INFLATION PROTECTED BONDS  (2.66%):
            1,123,420     3.38%, 1/15/07                                                                           1,137,463
                                                                                                          -------------------

                          U.S. TREASURY NOTE  (14.73%):
            6,000,000     5.63%, 5/15/08                                                                           6,308,460
                                                                                                          -------------------


                          Total U.S. Treasury Obligations (Cost $7,081,210)                                      $ 7,445,923
                                                                                                          -------------------

Total Investments (Cost $38,717,992)                                                             93.13%         $ 39,868,589
                                                                                                          -------------------

Other assets in excess of liabilities                                                            6.87%             2,941,148
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                100.00%         $ 42,809,737
                                                                                                          ===================

------------
Percentages indicated are based on net assets of $42,809,737.

SUMMARY OF ABBREVIATIONS:
MTN - Medium Term Note

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS  (95.08%):

                          ARIZONA  (3.88%):
                          WATER/SEWER  (3.88%):
          $   500,000     Sedona, Wastewater Municipal
                          Property, Corporate Excise Tax
                          Revenue, 4.75%, 7/1/27, Callable
                          7/1/08 @ 100, MBIA                                                                      $  485,690
                                                                                                          -------------------

                          CALIFORNIA  (6.65%):
                          HOUSING  (2.87%):
              350,000     State Housing Financing Agency,
                          Revenue, Single Family Mortgage
                          Purchase Amount, Series A, Class I,
                          5.30%, 8/1/18, Callable 2/1/08 @
                          101.50, FHA                                                                                360,227
                                                                                                          -------------------

                          PUBLIC FACILITIES  (2.12%):
              250,000     State Public Works Board Lease
                          Revenue, State University Projects,
                          Series A, 5.38%, 10/1/17, Callable
                          10/1/06 @ 102                                                                              264,843
                                                                                                          -------------------

                          TURNPIKE/TOLL  (1.66%):
              200,000     Foothill/Eastern Corridor Agency, Toll
                          Road Revenue, 5.75%, 1/15/40,
                          Callable 1/15/10 @ 101                                                                     207,744
                                                                                                          -------------------
                                                                                                                     832,814
                                                                                                          -------------------
                          COLORADO  (4.72%):
                          HEALTH/HOSPITAL  (1.29%):
              150,000     Denver, City & County Revenue,
                          Children's Hospital Association
                          Project, 6.00%, 10/1/15, Callable
                          10/1/03 @ 102, FGIC
                          Public Facilities  (3.43%):                                                                161,330
              400,000     Denver, City & County, Excise Tax
                          Revenue, Colorado Convention Center
                          Project, Series A, 5.50%, 9/1/17,
                          Callable 3/1/11 @ 100, FSA                                                                 430,004
                                                                                                          -------------------
                                                                                                                     591,334
                                                                                                          -------------------
                          DISTRICT OF COLUMBIA  (1.88%):
                          PUBLIC FACILITIES  (1.88%):
              250,000     Washington, Convention Center
                          Authority, Dedicated Tax Revenue,
                          4.75%, 10/1/28, AMBAC                                                                      235,958

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          FLORIDA  (0.30%):
                          EDUCATION  (0.30%):
  $           35,000      Dade County School Board
                          Certification Participation, Series A,
                          5.75%, 5/1/12                                                                     $         37,883
                                                                                                          -------------------

                          GEORGIA  (3.71%):
                          EDUCATION  (1.89%):
              215,000     Jackson County School District, GO,
                          6.00%, 7/1/14, MBIA                                                                        236,958

                          GENERAL OBLIGATION  (1.82%):
              200,000     State, GO, 6.25%, 4/1/07                                                                   227,776
                                                                                                          -------------------
                                                                                                                     464,734
                                                                                                          -------------------
                          HAWAII  (4.00%):
                          GENERAL OBLIGATION  (4.00%):
              505,000     State, GO, Series CR, 4.75%, 4/1/18,
                          Callable 4/1/08 @101                                                                       500,405
                                                                                                          -------------------


                          ILLINOIS  (4.01%):
                          HEALTH/HOSPITAL  (4.01%):
              500,000     State Health Facilities Authority
                          Revenue, Northwestern Medical Facility
                          Foundation, 5.00%, 11/15/18, Callable
                          5/15/08 @ 101                                                                              501,715
                                                                                                          -------------------

                          IOWA  (0.42%):
                          WATER/SEWER  (0.42%):
               50,000     West Des Moines Water Revenue,
                          6.80%, 12/1/13, AMBAC                                                                       52,646
                                                                                                          -------------------

                          KENTUCKY  (4.11%):
                          AIRPORT  (4.11%):
              500,000     Louisville & Jefferson County, Airport
                          Authority, Airport System Revenue,
                          Series A, 5.38%, 7/1/23, Callable
                          7/1/11 @ 101                                                                               514,150
                                                                                                          -------------------

                          LOUISIANA  (1.32%):
                          GENERAL OBLIGATION  (1.32%):
              150,000     New Orleans, GO, 6.13%, 10/1/16,
                          Callable 10/1/05 @ 101, AMBAC                                                              164,955
                                                                                                          -------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          MARYLAND  (2.61%):
                          WATER/SEWER  (2.61%):
                          State Energy Funding Administration,
$300,000
                          Solid Waste Disposal, Limited
                          Obligation Revenue, 6.30%, 12/1/10,
                          Callable 12/1/06 @ 102                                                                    $326,571
                                                                                                          -------------------

                          MISSOURI  (0.25%):
                          HOUSING  (0.25%):
               30,000     State Housing Development
                          Community Mortgage, Single Family
                          Housing Revenue, Series C, 6.90%,
                          7/1/18, Callable 1/1/02 @ 102, GNMA                                                         30,739
                                                                                                          -------------------

                          NEBRASKA  (0.36%):
                          POWER/UTILITY  (0.36%):
               40,000     Omaha Public Power District,
                          Electric Revenue, Series C, 5.50%, 2/1/2014                                                 44,583
                                                                                                          -------------------

                          NEVADA  (1.26%):
                          HOUSING  (1.26%):
              150,000     State Housing Division, Revenue, Single
                          Family Program, Series A-1, 6.15%, 4/1/17,
                          Callable 4/1/06 @ 102                                                                      158,346
                                                                                                          -------------------

                          NEW YORK  (6.36%):
                          EDUCATION  (1.14%):
              125,000     State Dormitory Authority Revenue, 5.75%,
                          7/1/09, FGIC                                                                               142,245
                                                                                                          -------------------

                          HOUSING  (0.64%):
               75,000     State Homeownership Mortgage Revenue,
                          Series 54, 6.10%, 10/1/15, Callable 4/1/06 @ 102                                            79,636
                                                                                                          -------------------

                          POLLUTION CONTROL  (0.35%):
               40,000     State Environmental Facilities Corp., Pollution
                          Control Revenue, 5.88%, 6/15/14, Callable
                          6/15/04 @ 102                                                                               43,574
                                                                                                          -------------------

                          TAX ALLOCATION  (4.23%):
              500,000     New York City, Transitional Finance Authority,
                          Revenue, Future Tax Secured, Series A,
                          5.38%, 2/15/18, Callable 2/15/10 @ 101                                                     530,645
                                                                                                          -------------------
                                                                                                                     796,100

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          NORTH DAKOTA  (5.01%):
                          HOUSING  (5.01%):
  $           240,000     State Housing Finance Agency,
                          Revenue, Series A, 5.25%, 7/1/18,
                          Callable 1/1/08 @ 101.50                                                          $        240,463
              377,000     State Housing Financing Agency,
                          Revenue, Housing Financing Program,
                          Series C, 5.50%, 7/1/18, Callable
                          7/1/08 @ 102                                                                               386,779
                                                                                                          -------------------
                                                                                                                     627,242
                                                                                                          -------------------
                          OHIO  (0.47%):
                          HEALTH/HOSPITAL  (0.47%):
               50,000     Lorain County, Hospital Revenue,
                          Regional Medical Center, 7.75%,
                          11/1/13, Callable 11/1/05 @ 102,
                          AMBAC                                                                                       59,206
                                                                                                          -------------------

                          PENNSYLVANIA  (4.55%):
                          POWER/UTILITY  (3.92%):
              500,000     Philadelphia, Gas Works, Revenue,
                          Series 2, 5.00%, 7/1/29, Callable
                          7/1/09 @ 101, FSA
                          Revenue  (0.63%):                                                                          491,115
               75,000     Philadelphia, Municipal Authority
                          Revenue, Series A, 5.63%, 11/15/14,
                          Callable 11/15/03 @ 102                                                                     78,333
                                                                                                          -------------------
                                                                                                                     569,448
                                                                                                          -------------------
                          PUERTO RICO  (0.56%):
                          POWER/UTILITY  (0.56%):
               65,000     Electric Power Authority, Revenue, Series X,
                          6.00%, 7/1/15, Callable 7/1/05 @ 102                                                        70,183
                                                                                                          -------------------

                          SOUTH CAROLINA  (6.03%):
                          HEALTH/HOSPITAL  (2.04%):
              250,000     Spartanburg County Health Services
                          District Inc., Hospital Revenue, Series
                          B, 5.13%, 4/15/17, Callable 4/15/07 @
                          101, MBIA                                                                                  254,975
                                                                                                          -------------------

                          POWER/UTILITY  (3.99%):
              500,000     Piedmont Municipal Power Agency
                          Electric, Series A, 5.00%, 1/1/18,
                          Callable 1/1/02 @100                                                                       500,180
                                                                                                          -------------------
                                                                                                                     755,155

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          TENNESSEE  (4.02%):
                          AIRPORT  (4.02%):
  $           500,000     Memphis Shelby County, Airport
                          Revenue, Series B, 5.13%, 3/1/26,
                          Callable 3/1/11 @ 100, FSA                                                        $        503,665
                                                                                                          -------------------

                          TEXAS  (12.16%):
                          EDUCATION  (9.43%):
              250,000     Houston, Independent School
                          District, GO, Series A, 5.00%, 2/15/24,
                          Callable 2/15/09 @ 100, PSFG                                                               248,325
              500,000     Nacogdoches, Independent School
                          District, GO, 5.25%, 2/15/21, Callable
                          2/15/11 @ 100, PSF-GTD                                                                     511,584
              400,000     Texas State University, System Revenue,
                          5.38%, 3/15/17, Callable 3/15/10 @ 100, FSA                                                419,664
                                                                                                          -------------------
                                                                                                                   1,179,573
                                                                                                          -------------------
                          GENERAL OBLIGATION  (0.62%):
               75,000     Houston, GO, 5.25%, 4/1/14,
                          Prerefunded 4/1/05 @ 100                                                                    76,989
                                                                                                          -------------------

                          HOUSING  (1.71%):
              200,000     State Veterans Housing Assistance,
                          GO, Series B, 5.75%, 12/1/13, FHA                                                          214,350
                                                                                                          -------------------

                          POWER/UTILITY  (0.40%):
               50,000     Brazos River Authority Revenue,
                          5.80%, 8/1/15, Callable 10/15/01 @ 101                                                      50,614
                                                                                                          -------------------
                                                                                                                   1,521,526
                                                                                                          -------------------
                          UTAH  (3.17%):
                          GENERAL OBLIGATION  (3.17%):
              400,000     Clearfield City, GO, 5.00%, 2/1/23,
                          Callable 2/1/09 @ 100, MBIA                                                                396,868
                                                                                                          -------------------

                          VIRGINIA  (2.47%):
                          HOUSING  (2.47%):
              300,000     State Housing Development
                          Authority, Revenue, Commonwealth
                          Mortgage, Series B, 5.40%, 1/1/15                                                          309,501
                                                                                                          -------------------

                          WASHINGTON  (2.43%):
                          EDUCATION  (2.14%):
              250,000     Spokane County School District #356,
                          Revenue, Series A, 5.45%, 6/1/13, FGIC                                                     266,853

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL QUALITY BOND PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          MUNICIPAL BONDS, CONTINUED

                          POWER/UTILITY  (0.29%):
  $            35,000     Seattle, Municipal Light & Power
                          Revenue, Series A, 5.75%, 8/1/11                                                  $         36,721
                                                                                                          -------------------
                                                                                                                     303,574
                                                                                                          -------------------
                          WISCONSIN  (8.16%):
                          HEALTH/HOSPITAL  (5.66%):
              300,000     State Health & Educational Authority,
                           Revenue, Aurora Health Care, Inc.,
                          5.25%, 8/15/27, Callable 8/15/07 @
                          102, MBIA                                                                                  302,397
              400,000     State Health & Educational Facilities
                           Authority, Revenue, Waukesha
                          Memorial Hospital, Series A, 5.25%,
                          8/15/19, Callable 8/15/06 @ 102,
                          AMBAC                                                                                      406,507
                                                                                                          -------------------
                                                                                                                     708,904
                                                                                                          -------------------
                          HOUSING  (2.50%):
              300,000     State Housing & Economic
                          Development Authority,
                          Homeownership Revenue, Series F,
                          6.20%, 3/1/27, Callable 9/1/06 @ 102                                                       313,197
                                                                                                          -------------------
                                                                                                                   1,022,101
                                                                                                          -------------------
                          WYOMING  (0.21%):
                          HOUSING  (0.21%):
               25,000     Community Development Authority
                          Housing Revenue, Series 1, 6.65%,
                          12/1/06, Callable 1/1/05 @ 102                                                              25,982
                                                                                                          -------------------


                          Total Municipal Bonds                                                                 $ 11,903,074
                                                                                                          -------------------

Total Investments (Cost $11,498,167)                                                               95.08%       $ 11,903,074
                                                                                                          -------------------

Other assets in excess of liabilities                                                               4.92%            615,312
                                                                                                          -------------------

TOTAL NET ASSETS                                                                                  100.00%       $ 12,518,386
                                                                                                          ===================


------------
Percentages indicated are based on net assets of $12,518,386.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by AMBAC Indemnity Corporation
FGIC - Insured by Financial Guaranty Insurance Corporation
FHA - Federal Housing Administration

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL QUALITY BOND PORTFOLIO

SUMMARY OF ABBREVIATIONS, CONTINUED

FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
GO - General Obligation
GTD -Guaranteed
MBIA - Insured by Municipal Bond Insurance Association
PSFG - Permanent School Funding Guaranteed

See accompanying notes to financial statements.

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          U.S. GOVERNMENT NOTES  (106.07%):

                          FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES (34.18%):
         $  3,485,000     3.62%, 9/13/01                                                                              $ 3,480,795
            2,970,000     3.50%, 9/14/01                                                                                2,966,246
              215,000     4.00%, 9/21/01                                                                                  214,522
            1,420,000     4.95%, 9/25/01                                                                                1,415,314
            1,119,000     3.52%, 9/27/01                                                                                1,116,155
            1,540,000     3.66%, 9/27/01                                                                                1,535,929
              880,000     3.62%, 10/4/01                                                                                  877,080
              340,000     3.44%, 10/5/01                                                                                  338,896
              314,000     3.40%, 11/8/01                                                                                  311,984
            2,095,000     3.61%, 11/8/01                                                                                2,080,715
              288,000     4.82%, 11/30/01                                                                                 284,530
              640,000     3.60%, 2/22/02                                                                                  628,864
              255,000     3.74%, 3/22/02                                                                                  249,649
                                                                                                                ------------------


                          Total Federal National Mortgage Association Discount Notes                                   15,500,679
                                                                                                                ------------------
                          (Cost
                          15,500,679)

                          FEDERAL FARM CREDIT BANK  (1.70%):
              670,000     3.53%, 9/17/01                                                                                  668,949
              105,000     4.55%, 11/19/01                                                                                 103,952
                                                                                                                ------------------


                          Total Federal Farm Credit Bank( Cost 772,901)                                                   772,901
                                                                                                                ------------------

                          FEDERAL HOME LOAN BANK  (16.84%):
            1,290,000     3.56%, 9/5/01                                                                                 1,289,490
              434,000     3.47%, 9/21/01                                                                                  433,163
              550,000     3.61%, 10/3/01                                                                                  548,235
            2,310,000     3.46%,11/7/01                                                                                 2,295,125
            1,000,000     5.26%, 5/17/02                                                                                1,007,354
            2,000,000     6.88%, 7/18/02                                                                                2,062,420
                                                                                                                ------------------


                          Total Federal Home Loan Bank  (Cost 7,635,787)                                                7,635,787
                                                                                                                ------------------

August 31, 2001
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

      PRINCIPAL
       AMOUNT                                                                                                   VALUE
----------------------                                                                                    -------------------
                          U.S. GOVERNMENT NOTES, CONTINUED:

                          FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (53.35%):
  $           235,000     3.55%, 9/4/01                                                                               $   234,930
            3,375,000     3.65%, 9/13/01                                                                                3,370,894
              155,000     3.60%, 9/18/01                                                                                  154,736
            2,280,000     3.56%, 9/18/01                                                                                2,276,167
              762,000     3.45%, 9/25/01                                                                                  760,247
               48,000     3.60%, 10/11/01                                                                                  47,808
            1,515,000     3.38%, 10/16/01                                                                               1,508,599
            2,000,000     3.50%, 10/19/01                                                                               1,990,667
            2,375,000     3.40%, 10/23/01                                                                               2,363,336
            2,582,000     3.40%, 10/31/01                                                                               2,567,369
              420,000     3.35%, 11/2/01                                                                                  417,577
              825,000     3.54%, 11/9/01                                                                                  819,402
              760,000     3.51%, 11/16/01                                                                                 754,368
            3,300,000     3.48%, 11/26/01                                                                               3,272,566
              599,000     3.30%, 11/29/01                                                                                 594,113
            1,000,000     5.50%, 5/15/02                                                                                1,008,766
            2,000,000     6.63%, 8/15/02                                                                                2,057,960
                                                                                                                ------------------


                          Total Federal Home Loan Mortgage Discount Notes                                            $ 24,199,505
                                                                                                                ------------------
                          (Cost 24,199,505)

Total Investments (Cost $48,108,872)                                                                    106.07%      $ 48,108,872
                                                                                                                ------------------

Liabilities in excess of other assets                                                                   (6.07%)       (2,754,219)
                                                                                                                ------------------

TOTAL NET ASSETS                                                                                        100.00%      $ 45,354,653
                                                                                                                ==================

------------
Percentages indicated are based on net assets of $45,354,653.

(a) Amortized cost for federal income tax and financial reporting purposes are the same.

See accompanying notes to financial statements.

                       This page intentionally left blank.

                      This page intentionally left blank.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                    -------------- -------------- ------------- ------------ ------------ ----------  -------------
                                                                                                                           U.S.
                                        LARGE          LARGE                                                            GOVERNMENT
                                    CAPITALIZATION CAPITALIZATION   SMALL      INTERNATIONAL  INVESTMENT  MUNICIPAL       MONEY
                                        VALUE         GROWTH     CAPITALIZATION   EQUITY     QUALITY BOND   BOND          MARKET
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO     PORTFOLIO
                                    -------------- -------------- ------------- ------------ ------------ ----------  -------------
ASSETS:
Investments, (including repurchase
agreements of $0, $0, $2,018,000,
$0, $0, $0, $0, respectively; note
1f), at value cost - ($79,635,340;
$78,936,493; $47,046,665; $28,688,046;
$38,717,992; $11,498,167; and
$48,108,872, respectively; note 1a)    $81,417,810  $73,761,610  $47,789,231   $23,548,649  $39,868,589  $11,903,074  $48,108,872
Cash                                         3,969      908,085           21             -    6,701,267      471,896          959
Interest and dividends receivable          154,225       64,315       66,847        58,465      624,376      144,405       53,680
Receivable for capital shares issued        57,164       48,365      373,073       678,590       16,355            -      125,065
Receivable due from Manager                      -            -       73,147        25,018            -            -            -
Prepaid expenses and other assets          195,783      145,060            -        89,490       55,536       33,454       71,957
 Total Assets                           81,828,951   74,927,435   48,302,319    24,400,212   47,266,122   12,552,829   48,360,533

LIABILITIES:
Payable to Manager                          46,597       44,485       26,634        17,258       20,962        5,754       18,193
Dividends payable                                -            -            -             -            -            -        4,114
Payable for investments purchased          407,310            -      244,295             -            -            -            -
Payable for shares of beneficial           102,569       96,646       15,218        22,646    4,425,919        8,883    2,977,646
    interest redeemed
Administration fee payable                   7,228        6,923        4,064         2,299        3,824        1,049        3,849
Other payables and accrued expenses          4,201        4,322       29,085         1,066        5,680       18,757        2,078
Cash overdraft                                   -            -            -     1,147,382            -            -            -
     Total Liabilities                     567,905      152,376      319,296     1,190,651    4,456,385       34,443    3,005,880

NET ASSETS:
Shares of beneficial interest at
    par value                               42,213       49,551       39,887        25,624       41,044       11,758      234,576
Paid-in-surplus                         74,163,206   82,909,369   42,427,998    29,692,096   41,935,500   12,167,967   45,094,033
Accumulated undistributed net
    investment income (loss)                32,264        1,896        1,897         1,896        1,895        1,896        1,318
Accumulated net realized gains
    (losses) on investments              5,240,893   (3,010,874)   4,770,675    (1,370,658)    (319,299)     (68,142)      24,726
Net unrealized appreciation
    (depreciation) on investments        1,782,470   (5,174,883)     742,566    (5,139,397)   1,150,597      404,907            -
     Total Net Assets                  $81,261,046  $74,775,059  $47,983,023   $23,209,561  $42,809,737  $12,518,386  $45,354,653

NET ASSET VALUE PER SHARE
    Class I
    Net Assets                         $76,542,976  $70,129,185  $46,248,777   $22,019,749  $40,464,453  $11,873,767  $41,080,725
    Shares of Beneficial interest
        outstanding                      3,971,606    4,639,587    3,841,229     2,428,043    3,879,530    1,115,358   41,057,708
    Net asset value and offering price
        per Share                      $     19.27  $     15.12  $     12.04   $      9.07  $     10.43  $     10.65  $      1.00

NET ASSET VALUE PER SHARE
    Class B
    -------
    Net Assets                         $ 1,186,074  $ 1,139,558  $   422,246   $   284,635  $   338,916  $    39,240  $   109,094
    Shares of Beneficial interest
        outstanding                         62,803       77,460       35,976        32,084       32,514        3,682      109,019
    Net asset value and offering price
        per Share                      $     18.89  $     14.71  $     11.74   $      8.87  $     10.42  $     10.66  $      1.00

NET ASSET VALUE PER SHARE
    Class C
    -------
    Net Assets                         $ 3,531,996  $ 3,506,316  $ 1,312,000   $   905,177  $ 2,006,368  $   605,379  $ 4,164,834
    Shares of Beneficial interest
        outstanding                        186,894      237,892      111,479       102,124      192,264       56,758    4,163,777
    Net asset value and offering price
        per Share                      $     18.90  $     14.74  $     11.77   $      8.86  $     10.44  $     10.67  $      1.00


See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                     -------------- -------------  -------------- -------------  ------------ ---------- -----------
                                                                                                                             U.S.
                                         LARGE         LARGE                                                             GOVERNMENT
                                     CAPITALIZATION CAPITALIZATION     SMALL      INTERNATIONAL   INVESTMENT   MUNICIPAL    MONEY
                                         VALUE         GROWTH      CAPITALIZATION    EQUITY      QUALITY BOND    BOND      MARKET
                                       PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                     -------------- -------------  -------------- -------------  ------------ ---------- -----------

INVESTMENT INCOME
 Interest income                        $  127,189  $    111,832   $   101,772     $          -  $2,371,766  $  561,311  $2,294,449
 Dividend income                         1,211,017       596,261       452,718(a)       341,516           -           -           -
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

 Total Investment Income                 1,338,206       708,093       554,490          341,516   2,371,766     561,311   2,294,449
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

OPERATING EXPENSES
Management fees (notes 2a, 2e)             555,503       672,698       312,432          240,219     217,201      58,520     199,971
Administration fees (note 2c)               51,100        80,300        25,550           18,250      29,200       9,125      36,500
Distribution & service fees (note 2d)
    Class B                                 14,149        20,201         4,220            3,629       1,720         194       1,185
    Class C                                 38,174        48,502        13,953           11,873      17,599       2,463      13,770
Custodian fees (note 2a)                    51,682        63,226        71,441           60,436      64,181      59,722      55,673
Professional Fees                           32,602        34,427        28,952           23,477      24,572      18,002      27,127
Trustees' fees                               3,650        18,600        10,049            1,500       7,614       1,500      10,049
Transfer agent fees                        301,819       392,057       198,888          150,456     108,310      18,250      73,000
Registration and filing fees                30,587        23,959        24,280           24,451      21,499      18,389      27,145
Printing costs                              10,950        23,813        13,184            5,040      10,950           -      13,180
Other                                        4,117         6,070        13,406            2,252       2,201         730       3,194
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------
Total operating expenses                 1,094,333     1,383,853       716,355          541,583     505,047     186,895     460,794
    Less: Management fees waived
        and/or expenses assumed
        (note 2a)                                -             -       (73,147)         (25,018)          -     (55,465)     (1,393)
        Expense offset
        arrangement (note 2a)                 (582)      (57,319)       (3,165)         (60,436)    (59,341)     (1,322)       (923)
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

Net Operating Expenses                   1,093,751     1,326,534       640,043          456,129     445,706     130,108     458,478
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

Net Investment Income (Loss)               244,455      (618,441)      (85,553)        (114,613)  1,926,060     431,203   1,835,971
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

REALIZED / UNREALIZED GAINS (LOSSES)
     FROM INVESTMENTS AND FUTURES:
Net realized gains (losses) on
     securities                          6,682,983    (1,949,604)    7,056,737       (1,370,659)    357,026      36,720      31,680
Net change in unrealized appreciation
    (depreciation) on investments         (967,184)  (69,705,197)   (5,487,398)     (12,523,385)  1,618,275     549,005           -
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------
 Net realized/unrealized gains (losses)
     from investments and futures        5,715,799   (71,654,801)    1,569,339      (13,894,044)  1,975,301     585,725      31,680
                                        ----------  ------------   -----------     ------------  ----------  ----------  ----------

 Net increase (decrease) in
    assets resulting from operations    $5,960,254  $(72,273,242)  $ 1,483,786     $(14,008,657) $3,901,361  $1,016,928  $1,867,651
                                        ==========  ============   ===========     ============  ==========  ==========  ==========

(a) Net of foreign withholding taxes of $3,467, $273, $2,293 and $57,363 for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      ------------------------------------     ------------------------------------
                                                          Large Capitalization Value              Large Capitalization Growth
                                                                   Portfolio                                Portfolio
                                                      ------------------------------------     ------------------------------------


                                                        Year ended           Year ended          Year ended           Year ended
                                                      August 31, 2001      August 31, 2000     August 31, 2001      August 31, 2000
                                                      ---------------      ---------------     ---------------      ---------------

OPERATIONS
       Net investment income (loss)                    $    244,455         $    518,044        $   (618,441)       $    (541,515)
       Net realized gain (loss) on investments            6,682,983            3,958,562          (1,949,604)          13,895,002
       Net change in unrealized appreciation
            (depreciation) on investments                  (967,184)          (4,982,517)        (69,705,197)          24,523,425
                                                       ------------         ------------        ------------        -------------
       Net increase (decrease) in net assets
          resulting from operations                       5,960,254             (505,911)        (72,273,242)          37,876,912
                                                       ------------         ------------        ------------        -------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
       Net Investment income
         Class I                                           (464,549)            (658,178)                  -                    -
         Class B                                             (8,907)              (2,492)                  -                    -
         Class C                                            (23,070)             (20,810)                  -                    -
       Net realized gain
         Class I                                         (1,882,532)          (7,097,607)        (13,255,670)          (7,263,382)
         Class B                                            (36,095)             (26,868)           (290,194)             (21,967)
         Class C                                            (93,487)            (224,407)           (704,533)            (232,902)
                                                       ------------         ------------        ------------        -------------
       Total dividends and distributions
         to shareholders                                 (2,508,640)          (8,030,362)        (14,250,397)          (7,518,251)
                                                       ------------         ------------        ------------        -------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
       Net proceeds from shares sold
         Class I                                         24,645,554           27,751,163          37,092,937           49,262,429
         Class B                                            254,647            1,144,739             326,448            2,491,683
         Class C                                            863,882            3,704,069           1,434,327            6,128,643
       Reinvestment of dividends and distributions
         Class I                                          2,322,720            7,680,907          13,092,068            7,192,591
         Class B                                             44,115               27,162             283,386               20,096
         Class C                                            114,364              238,806             675,278              225,959
       Cost of shares redeemed
         Class I                                        (29,197,422)         (30,085,894)        (41,956,878)         (58,690,995)
         Class B                                           (448,506)             (45,282)           (581,590)            (125,520)
         Class C                                         (1,095,176)          (1,367,705)         (1,485,063)          (2,443,898)
                                                       ------------         ------------        ------------        -------------
       Net increase (decrease) in net assets from
       share transactions of beneficial interest         (2,495,822)           9,047,965           8,880,913            4,060,988
                                                       ------------         ------------        ------------        -------------

       Total increase (decrease) in net assets              955,792              511,692         (77,642,726)          34,419,649

NET ASSETS
       Beginning of the period                           80,305,254           79,793,562         152,417,785          117,998,136
       End of period (including undistributed
       (overdistributed) net investment income of
       $32,264, $284,335; $1,896, $1,896;
       $1,897, $1,897; $1,896, $1,896;
       $1,895, $1,895; $1,896, $2,044;
       $1,318, and $1,895, respectively)               $ 81,261,046         $ 80,305,254        $ 74,775,059        $ 152,417,785
                                                       ============         ============        ============        =============


                                                         ------------------------------------
                                                                Small Capitalization
                                                                      Portfolio
                                                         ------------------------------------


                                                           Year ended           Year ended
                                                         August 31, 2001      August 31, 2000
                                                         ---------------      ---------------

OPERATIONS
       Net investment income (loss)                       $    (85,553)        $   (163,297)
       Net realized gain (loss) on investments               7,056,737            3,281,321
       Net change in unrealized appreciation
            (depreciation) on investments                   (5,487,398)           8,442,326
                                                          ------------         ------------
       Net increase (decrease) in net assets
          resulting from operations                          1,483,786           11,560,350
                                                          ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
       Net Investment income
         Class I                                                     -                    -
         Class B                                                     -                    -
         Class C                                                     -                    -
       Net realized gain
         Class I                                            (4,261,420)            (477,007)
         Class B                                               (40,638)              (1,052)
         Class C                                              (150,891)             (10,630)
                                                          ------------         ------------
       Total dividends and distributions
         to shareholders                                    (4,452,949)            (488,689)
                                                          ------------         ------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST
       Net proceeds from shares sold
         Class I                                             9,226,950           10,645,993
         Class B                                                57,104              330,613
         Class C                                               245,981            1,681,162
       Reinvestment of dividends and distributions
         Class I                                             4,227,358              474,540
         Class B                                                40,060                1,005
         Class C                                               150,741               10,629
       Cost of shares redeemed
         Class I                                           (12,686,793)         (11,731,700)
         Class B                                               (79,925)             (15,240)
         Class C                                              (633,157)            (597,010)
                                                          ------------         ------------
       Net increase (decrease) in net assets from
       share transactions of beneficial interest               548,319              799,992
                                                          ------------         ------------

       Total increase (decrease) in net assets              (2,420,844)          11,871,653

NET ASSETS
       Beginning of the period                              50,403,867           38,532,214
       End of period (including undistributed
       (overdistributed) net investment income of
       $32,264, $284,335; $1,896, $1,896;
       $1,897, $1,897; $1,896, $1,896;
       $1,895, $1,895; $1,896, $2,044;
       $1,318, and $1,895, respectively)                  $ 47,983,023         $ 50,403,867
                                                          ============         ============

See accompanying notes to financial statements.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

----------------------------------  -------------------------------  ------------------------------- -------------------------------
        International Equity            Investment Quality Bond               Municipal Bond           U.S. Government Money Market
             Portfolio                         Portfolio                        Portfolio                      Portfolio
----------------------------------  -------------------------------  ------------------------------- -------------------------------

    Year ended       Year ended       Year ended      Year ended       Year ended      Year ended     Year ended      Year ended
  August 31, 2001  August 31, 2000  August 31, 2001 August 31, 2000  August 31, 2001 August 31, 2000 August 31, 2001 August 31, 2000
  ---------------  ---------------  --------------- ---------------  --------------- --------------- --------------- ---------------

   $   (114,613)    $   (34,439)      $ 1,926,060     $ 2,060,292       $ 431,203      $ 450,879      $ 1,835,971      $ 2,146,725
     (1,370,659)      3,040,350           357,026        (651,960)         36,720       (104,862)          31,680           (4,591)

    (12,523,385)      3,434,380         1,618,275         614,883         549,005        200,242                -                -
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

    (14,008,657)      6,440,291         3,901,361       2,023,215       1,016,928        546,259        1,867,651        2,142,134
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------




              -        (178,106)       (1,846,296)     (2,012,045)       (423,954)      (448,029)      (1,784,987)      (2,109,276)
              -            (520)           (6,959)         (4,312)           (585)          (382)          (4,221)          (4,138)
              -          (2,430)          (72,805)        (43,936)         (7,165)        (2,471)         (47,340)         (33,311)

     (2,840,645)       (426,623)                -               -               -        (62,225)               -                -
        (38,164)         (1,245)                -               -               -            (48)               -                -
       (127,101)         (5,821)                -               -               -           (365)               -                -
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

     (3,005,910)       (614,745)       (1,926,060)     (2,060,293)       (431,704)      (513,520)      (1,836,548)      (2,146,725)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------




    232,445,429      14,990,360       159,213,632      11,618,769       7,848,104      1,689,751      164,862,688       61,134,769
         83,033         346,653           225,476          70,053          23,585         26,343           96,537          115,647
      1,391,258       1,378,461           794,018       1,379,097       1,567,322         73,956        4,972,997        2,236,416

      2,807,083         600,053         1,716,609       1,946,877         416,967        502,497        1,717,038        2,059,138
         38,026           1,763             6,699           4,164             586            399            3,950            3,944
        126,884           8,249            70,867          40,569           5,792          2,841           46,213           36,026

   (232,979,473)    (14,230,516)     (155,537,930)    (21,390,237)     (6,980,004)    (3,757,336)    (161,134,492)     (75,942,131)
        (52,470)         (5,745)          (27,671)        (14,110)         (2,682)       (18,707)        (106,281)         (75,248)
     (1,476,934)       (263,327)         (311,859)       (351,854)     (1,097,325)        (3,805)      (1,660,611)      (1,762,722)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

      2,382,836       2,825,951         6,149,841      (6,696,672)      1,782,345     (1,484,061)       8,798,039      (12,194,161)
   ------------     -----------      ------------     -----------      ----------     ----------     ------------      -----------

   $(14,631,731)      8,651,497         8,125,142      (6,733,750)      2,367,569     (1,451,322)       8,829,142      (12,198,752)


     37,841,292      29,189,795        34,684,595      41,418,345      10,150,817     11,602,139       36,525,511       48,724,263





   $  23,209,561    $ 37,841,292      $ 42,809,737    $ 34,684,595    $ 12,518,386   $ 10,150,817     $ 45,354,653    $ 36,525,511
    ============    ============      ============    ============    ============   ============     ============    ============

Year Ended August 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management
LLC: Small Capitalization and Investment Quality Bond; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Sterling Capital Management Co.:
U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Funds Distributor, Inc. (the "Administrator") provides the Trust with administrative services. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

       Currently, each portfolio offers Class I, Class B and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a)    VALUATION OF INVESTMENTS

       Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b)    FEDERAL INCOME TAX

       It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

       (c)    SECURITY TRANSACTIONS AND OTHER INCOME

       Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (d)    DIVIDENDS AND DISTRIBUTIONS

       The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                         INCOME
                                        DIVIDENDS       CAPITAL GAINS
                                        -----------------------------

         Large Capitalization Value      annually        annually
         Large Capitalization Growth     annually        annually
         Small Capitalization            annually        annually
         International Equity            annually        annually
         Investment Quality Bond          daily *        annually
         Municipal Bond                   daily *        annually
         U.S. Government Money Market     daily *        annually
             * paid monthly

       Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Year Ended August 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       (e)    ALLOCATION OF EXPENSES

       Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

       (f)    REPURCHASE AGREEMENTS

       The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

       (g)    OTHER

       The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

       (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity;
 .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

       For the year ended August 31, 2001, the Manager voluntarily waived $73,147 for Small Capitalization Portfolio, $25,018 for International Equity Portfolio, $55,465 for Municipal Bond Portfolio and $1,393 for U.S. Government Money Market Portfolio.

       The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

       (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

       (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration expense for the year ended August 31, 2001 was $250,025 (exclusive of out of pocket administration fees) for the Trust.

       (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

       (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For year ended August 31, 2001, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.     PURCHASES AND SALES OF SECURITIES

       For the year ended August 31, 2001 purchases and sales of investment securities, other than short-term securities were as follows:

                                              PURCHASES         SALES
                                           -----------------------------
         Large Capitalization Value          $71,364,663    $75,495,750
         Large Capitalization Growth          36,161,114     41,468,755
         Small Capitalization                 43,771,027     49,743,833
         International Equity                 14,200,832     13,518,198
         Investment Quality Bond              26,591,087     19,026,293
         Municipal Bond                        3,715,503      2,217,226

Year Ended August 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

       At August 31, 2001, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                        APPRECIATION (DEPRECIATION)      NET
                                        ---------------------------------------
         Large Capitalization Value      $7,248,295     $5,465,825   $1,782,470
         Large Capitalization Growth     15,691,771     20,866,654  (5,174,883)
         Small Capitalization             5,656,552      4,913,986      742,566
         International Equity             1,008,211      6,147,608  (5,139,397)
         Investment Quality Bond          1,242,247         91,650    1,150,597
         Municipal Bond                     404,907              -      404,907

For U.S. Federal income tax, the cost of securities owned at August 31, 2001 was substantially the same as the cost of securities for financial statement purposes.

5.     AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

       Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:

                                                            Class I
                                                -------------------------------
                                                  YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2001  AUGUST 31, 2000
                                                ---------------  ---------------

Large Capitalization Value
        Issued                                     1,263,017        1,485,531
        Redeemed                                  (1,492,689)      (1,635,250)
        Reinvested from Dividends                    121,163          417,431
                                                ------------       -----------
        Net Increase (Decrease) in Shares           (108,509)         267,712
                                                ------------       -----------
Large Capitalization Growth
        Issued                                     1,747,007         1,603,517
        Redeemed                                  (1,947,095)       (1,884,166)
        Reinvested from Dividends                    596,447           239,432
                                                ------------       -----------
        Net Increase (Decrease) in Shares            396,359           (41,217)
                                                ------------       -----------

Small Capitalization
        Issued                                       778,010           956,978
        Redeemed                                  (1,073,977)       (1,050,321)
        Reinvested from Dividends                    396,246            51,025
                                                ------------       -----------
        Net Increase (Decrease) in Shares            100,279           (42,318)
                                                ------------       -----------

International Equity
        Issued                                    22,338,847           984,558
        Redeemed                                 (22,434,886)         (911,588)
        Reinvested from Dividends                    231,597            38,445
                                                ------------       -----------
        Net Increase (Decrease) in Shares            135,558           111,415
                                                ------------       -----------

Investment Quality Bond
        Issued                                    15,495,063         1,182,384
        Redeemed                                 (15,138,851)       (2,181,650)
        Reinvested from Dividends                    168,186           198,420
                                                ------------       -----------
        Net Increase (Decrease) in Shares            524,398          (800,846)
                                                ------------       -----------

Municipal Bond
        Issued                                       750,741           174,483
        Redeemed                                    (668,975)         (388,444)
        Reinvested from Dividends                     40,362            51,614
                                                ------------       -----------
        Net Increase (Decrease) in Shares            122,128          (162,347)
                                                ------------       -----------

U.S. Government Money Market
        Issued                                   164,862,687        61,134,768
        Redeemed                                (161,134,490)      (75,942,131)
        Reinvested from Dividends                  1,717,038         2,059,138
                                                ------------       -----------
        Net Increase (Decrease) in Shares          5,445,235       (12,748,225)
                                                ------------       -----------

Year Ended August 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:


                                                               Class B                               Class C
                                                 ------------------------------------   -----------------------------------

                                                    YEAR ENDED        YEAR ENDED           YEAR ENDED        YEAR ENDED
                                                  AUGUST 31, 2001   AUGUST 31, 2000     AUGUST 31, 2001   AUGUST 31, 2000
                                                 ------------------------------------   -----------------------------------
Large Capitalization Value
        Issued                                        13,310             62,862              44,868            198,592
        Redeemed                                     (22,973)            (2,590)            (56,116)           (75,030)
        Reinvested from Dividends                      2,340              1,488               6,060             13,057
                                                  ----------         ----------          ----------         ----------
        Net Increase (Decrease) in Shares             (7,323)            61,760              (5,188)           136,619
                                                  ----------         ----------          ----------         ----------

Large Capitalization Growth
        Issued                                        14,143             80,730              65,700            205,339
        Redeemed                                     (34,815)            (4,109)            (71,589)           (83,088)
        Reinvested from Dividends                     13,244                677              31,452              7,600
                                                  ----------         ----------          ----------         ----------
        Net Increase (Decrease) in Shares             (7,448)            77,298              25,563            129,851
                                                  ----------         ----------          ----------         ----------

Small Capitalization
        Issued                                         4,832             28,225              19,387            155,407
        Redeemed                                      (7,039)            (1,260)            (55,302)           (47,707)
        Reinvested from Dividends                      3,833                109              14,384              1,150
                                                  ----------         ----------          ----------         ----------
        Net Increase (Decrease) in Shares              1,626             27,074             (21,531)           108,850
                                                  ----------         ----------          ----------         ----------

International Equity
        Issued                                         6,880             22,417             146,674             89,771
        Redeemed                                      (5,262)              (421)           (154,871)           (19,572)
        Reinvested from Dividends                      3,198                114              10,680                533
                                                  ----------         ----------          ----------         ----------
        Net Increase (Decrease) in Shares              4,816             22,110               2,483             70,732
                                                  ----------         ----------          ----------         ----------

Investment Quality Bond
        Issued                                        21,948              7,153              78,412            140,415
        Redeemed                                      (2,706)            (1,438)            (30,496)           (35,898)
        Reinvested from Dividends                        655                425               6,931              4,138
                                                  ----------         ----------          ----------         ----------
        Net Increase (Decrease) in Shares             19,897              6,140              54,847            108,655
                                                  ----------         ----------          ----------         ----------

Municipal Bond
        Issued                                         2,272              2,656             149,489              7,561
        Redeemed                                        (256)            (1,927)           (104,553)              (390)
        Reinvested from Dividends                         57                 41                 558                292
                                                  ----------         ----------          ----------         ----------
        Net Increase (Decrease) in Shares              2,073                770              45,494              7,463
                                                  ----------         ----------          ----------         ----------

U.S. Government Money Market
        Issued                                        96,537            115,647           4,972,997          2,236,416
        Redeemed                                    (106,281)           (75,249)         (1,660,611)        (1,762,723)
        Reinvested from Dividends                      3,950              3,944              46,213             36,026
                                                  ----------         ----------          ----------         ----------
        Net Increase (Decrease) in Shares             (5,794)            44,342           3,358,599            509,719
                                                  ----------         ----------          ----------         ----------


6.     CAPITAL LOSS CARRYFORWARDS

       At August 31, 2001, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

               NAME OF PORTFOLIO                   TOTAL      2008        2009
               -----------------                   -----      ----        ----
   International Equity                         $420,331   $     -    $420,331
   Investment Quality Bond Portfolio             265,362    57,972     207,390
   Municipal Bond Portfolio                       68,142    61,929       6,213

Year Ended August 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 2000 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2001).

                                                       CAPITAL
                                                       LOSSES
                                                    ------------

  Large Capitalization Growth Portfolio              $3,205,303
  International Equity Portfolio                        917,104

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $18.27    ($0.08)        $1.28      $1.20     ($0.11)    ($0.46)   $18.90      6.62%
YEAR ENDED AUGUST 31, 2000                     20.52      0.05         (0.33)     (0.28)     (0.17)     (1.80)    18.27     (1.39%)
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         20.21      0.04          0.27       0.31         --          --    20.52      1.53%



                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                   $3,532        1.86%   (1)   (0.30%)    (1)    86%
YEAR ENDED AUGUST 31, 2000                    3,509        1.85%   (1)   (0.13%)    (1)    90%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        1,138        0.61% (1,3)    0.56%   (1,3)    67%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.86% and (0.30%) respectively, for the year ended August 31, 2001, 1.85% and (0.13%) respectively, for the year ended August 31, 2000, 1.41% and 1.36% respectively, for the year ended August 31, 1999.


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $33.05     ($0.21)   ($14.92)     ($15.13)               ($3.18)   $14.74    (48.78%)
YEAR ENDED AUGUST 31, 2000                     26.78      (0.26)       8.19        7.93         --      (1.66)    33.05     30.30%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         24.74      (0.10)       2.14        2.04         --         --     26.78      8.25%




                                                                RATIOS
                                                                ------


                                                          Ratio of
                                               Net          Net        Ratio of Net
                                              Assets     Operating      Investment
                                              End of      Expenses     Income(Loss)     Portfolio
                                              Period     To Average     to Average      Turnover
                                              (000's)    Net Assets     Net Assets        Rate
LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $3,506        1.85%   (1)      (1.17%)  (1)   36%
YEAR ENDED AUGUST 31, 2000                     7,017        1.59%   (1)      (1.06%)  (1)   33%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         2,209        1.22% (1,3)      (0.82%) (1,3)  39%


(1) During the fiscal year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.63% and (1.02)% respectively, for the year ended August 31, 2000, 1.34% and (0.94%) respectively, for the year ended August 31, 1999.



                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
SMALL CAPITALIZATION PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $12.73     ($0.13)      $0.32       $0.19         --     ($1.15)     $11.77      2.61%
YEAR ENDED AUGUST 31, 2000                     10.06      (0.07)       2.86        2.79         --      (0.12)      12.73     28.22%
JANUARY 4, 1999 TO AUGUST 31, 1999(2)           9.33      (0.02)       0.75        0.73         --         --       10.06      7.82%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
SMALL CAPITALIZATION PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                     $1,312        2.08%   (1)     (0.96%)  (1)    96%
YEAR ENDED AUGUST 31, 2000                      1,693        1.72%   (1)     (0.79%)  (1)    59%
JANUARY 4, 1999 TO AUGUST 31, 1999(2)             243        1.46% (1,3)     (1.09%) (1,3)   32%


(1) During the year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal year ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.09% and (0.96%) respectively, for the year ended August 31, 2001,1.74% and (0.76%) respectively, for the year ended August 31, 2000, 1.56% and (1.19%) respectively, for the year ended August 31, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
INTERNATIONAL EQUITY PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $15.40      ($0.11)   ($5.18)    ($5.29)        --      ($1.25)     $8.86    (36.42%)
YEAR ENDED AUGUST 31, 2000                     13.10          --      2.56       2.56      (0.08)      (0.18)     15.40     19.54%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         12.29        0.02      0.79       0.81         --          --      13.10      6.59%



                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
INTERNATIONAL EQUITY PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                     $905        1.99%   (1)     (0.97%)   (1)    45%
YEAR ENDED AUGUST 31, 2000                    1,534        1.82%   (1)     (0.45%)   (1)    45%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          380        1.15% (1,3)      0.20%  (1,3)    46%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.18% and (0.97%) respectively, for the year ended August 31, 2001, 1.98% and (0.29%) respectively, for the year ended August 31, 2000,1.29% and 0.34% respectively, for the year ended August 31, 1999.


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                     $9.90       $0.42     $0.54       $0.96    ($0.42)         --     $10.44       9.80%
YEAR ENDED AUGUST 31, 2000                      9.89        0.46      0.01        0.47     (0.46)         --       9.90       4.88%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         10.29        0.28     (0.40)      (0.12)    (0.28)         --       9.89      (1.21%)



                                                                RATIOS
                                                                ------


                                                          Ratio of
                                               Net          Net        Ratio of Net
                                              Assets     Operating      Investment
                                              End of      Expenses     Income(Loss)     Portfolio
                                              Period     To Average     to Average      Turnover
                                              (000's)    Net Assets     Net Assets        Rate
INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $2,006        1.90%   (1)       4.13%   (1)    52%
YEAR ENDED AUGUST 31, 2000                     1,361        1.92%   (1)       4.69%   (1)    53%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           284        1.26% (1,3)       2.69% (1,3)    62%



(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.05% and 4.13% respectively, for the year ended August 31, 2001, 1.97% and 4.74% respectively, for the year ended August 31, 2000, 1.30% and 2.73% respectively, for the year ended August 31, 1999.



                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
MUNICIPAL BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $10.09       $0.30   $0.59        $0.89     ($0.31)         --      $10.67      8.97%
YEAR ENDED AUGUST 31, 2000                     10.00        0.35    0.13         0.48      (0.33)      (0.06)      10.09      4.97%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         10.66        0.25   (0.68)       (0.43)     (0.23)         --       10.00     (4.12%)




                                                              RATIOS
                                                              ------


                                                        Ratio of
                                             Net          Net        Ratio of Net
                                            Assets     Operating      Investment
                                            End of      Expenses     Income(Loss)     Portfolio
                                            Period     To Average     to Average      Turnover
                                            (000's)    Net Assets     Net Assets        Rate
MUNICIPAL BOND PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $605         2.20%   (1)      2.90%   (1)    21%
YEAR ENDED AUGUST 31, 2000                     114         2.20%   (1)      3.40%   (1)    12%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          38         0.68% (1,3)      2.64% (1,3)    23%


(1) During the fiscal year ended August 31, 2001, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.52% and 2.90% respectively, for the year ended August 31, 2001, 2.84% and 2.76% respectively, for the year ended August 31, 2000, 1.82% and 3.78% respectively, for the year ended August 31, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------


                                                           INCOME FROM                      DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                                      ---------------------                 -------------
                                                                                                    Distributions
                                                                      Net                                to
                                                                    Realized              Dividends  Shareholders
                                                                      And                    to        from Net   Net
                                          Net Asset                Unrealized    Total  Shareholders  Realized   Asset
                                            Value,       Net       Gain(Loss)    from      from Net     Gains    Value,
                                          Beginning   Investment       on     Investment Investment      on      End of     Total
                                          of Period  Income(Loss) Investments Operations   Income   Investments  Period     Return*
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                    $1.000      $0.040      --       $0.040   ($0.040)          --     $1.000      3.68%
YEAR ENDED AUGUST 31, 2000                     1.000       0.040      --        0.040    (0.040)          --      1.000      4.10%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         1.000       0.022      --        0.022    (0.022)          --      1.000      1.99%




                                                               RATIOS
                                                               ------


                                                         Ratio of
                                              Net          Net        Ratio of Net
                                             Assets     Operating      Investment
                                             End of      Expenses     Income(Loss)     Portfolio
                                             Period     To Average     to Average      Turnover
                                             (000's)    Net Assets     Net Assets        Rate
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)

YEAR ENDED AUGUST 31, 2001                   $4,165        1.89%    (1)       3.42%  (1)    N/A
YEAR ENDED AUGUST 31, 2000                      805        1.87%    (1)       4.11%  (1)    N/A
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          295        1.22%  (1,3)       2.03% (1,3)   N/A


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2001 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.90% and 3.42% respectively, for the year ended August 31, 2001, 1.87% and 4.11% respectively, for the year ended August 31, 2000, 1.26% and 2.07% respectively, for the year ended August 31, 1999.




-----------------------------------------------

(2) Commencement of offering.
(3) Not Annualized


* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (the "Trust") (comprising, respectively, the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios) as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust as of August 31, 2001, and the results of its operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the indicated years, in conformity with accounting principles generally accepted in the United States.




                                                               ERNST & YOUNG LLP


New York, New York
October 25, 2001

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TAX INFORMATION (UNAUDITED)
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We are required by subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of each portfolio's fiscal year end (August 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:



                                                  LONG-TERM CAPITAL  DIVIDEND*
                                         TAX      GAINS (20% RATE)   RECEIVED
                                       EXEMPT                        DEDUCTION
                                       --------- ------------------ ------------
Large Capitalization Value Portfolio   $       -     $  1,773,984         100%
Large Capitalization Growth Portfolio          -       12,279,452         100%
Small Capitalization Portfolio                 -          113,912         100%
International Equity Portfolio                 -        2,283,025
Investment Quality Bond Portfolio              -                -
Municipal Bond Portfolio**               431,704                -
U.S. Government Money Market Portfolio         -                -


In addition, the Saratoga Advantage Trust - International Equity intends to make an election under the Internal Revenue code Section 853 to pass through foreign taxes paid by the portfolio to its shareholders. The total amount of foreign taxes paid that may be passed through to the shareholders for the fiscal year August 31, 2001 is $57,363. The foreign source income for information reporting purposes is $398,879.


          * Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

          **   The Portfolio's net investment income is tax exempt.


Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2001. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.